MassMutual
Institutional Funds



 . MassMutual Prime Fund

 . MassMutual Short-Term Bond Fund

 . MassMutual Core Bond Fund

 . MassMutual Balanced Fund

 . MassMutual Value Equity Fund

 . MassMutual Small Cap Value Equity Fund

 . MassMutual International Equity Fund





ANNUAL REPORT - December 31, 1996

Table of Contents

Letter to Shareholders..................................................    1

MassMutual Prime Fund
   Portfolio Manager Report.............................................    3
   Portfolio of Investments.............................................    4
   Financial Statements.................................................    6

MassMutual Short-Term Bond Fund
   Portfolio Manager Report.............................................   10
   Portfolio of Investments.............................................   12
   Financial Statements.................................................   14

MassMutual Core Bond Fund
   Portfolio Manager Report.............................................   19
   Portfolio of Investments.............................................   21
   Financial Statements.................................................   24

MassMutual Balanced Fund
   Portfolio Manager Report.............................................   29
   Portfolio of Investments.............................................   31
   Financial Statements.................................................   35

MassMutual Value Equity Fund
   Portfolio Manager Report.............................................   40
   Portfolio of Investments.............................................   42
   Financial Statements.................................................   44

MassMutual Small Cap Value Equity Fund
   Portfolio Manager Report.............................................   49
   Portfolio of Investments.............................................   51
   Financial Statements.................................................   53

MassMutual International Equity Fund
   Portfolio Manager Report.............................................   58
   Portfolio of Investments.............................................   60
   Financial Statements.................................................   62

Notes to Financial Statements...........................................   67

Report of Independent Accountants/1/....................................   75







/1/The Report of Independent Accountants extends to the respective Portfolios of Investments and Financial Statements for each Fund, and the combined Notes to Financial Statements as listed above.

--------------------------------------------------------------------------------
MassMutual Institutional Funds - Letter to Shareholders
--------------------------------------------------------------------------------


                                                                January 31, 1997
To Our Shareholders

[PHOTO OF STUART H. REESE APPEARS HERE]

Stuart H. Reese

"The domestic and international stock and bond markets required selectivity during 1996."

Another Year of Solid Economic Growth with Low Inflation

Though figures released throughout the year were often contradictory, 1996 closed as the sixth consecutive year of the current U.S. economic expansion. Growth during the year was driven by consumption and household sales, and by capital investment by businesses; it was slowed only by relatively weak foreign trade.

Even with continued growth, however, inflation has remained subdued. In addition, because prices were stronger during 1996 than they had been in 1995, the Federal Reserve stopped lowering interest rates after January. The achievement of an "orchestrated economy" -- growth without inflationary pressures -- meant the Federal Reserve did not have to intervene again during the year. As a consequence, interest rates rose only slightly.

A Banner Year for Stocks

More efficient and competitive every year, corporate America enjoyed another period of profitability. The stock market, reflecting this plus the favorable economic environment and tremendous demand for stocks from investors, climbed to new record highs throughout the year. While larger stocks gained most over the course of the year, nearly all sectors of the market outperformed their long-term averages.

Underlying the market's tremendous positives, it is important to recognize that an ongoing trend toward more selective markets continued over the year. So, while market sectors were generally up, there was often disparity between how well the best and weakest stocks within an industry performed, and expert stock picking was the identifying trademark of the year's real winners.

Volatility Limits the U.S. Bond Market

The bond market, on the other hand, had a difficult year. In contrast to 1995, when declining interest rates spurred a broad bond rally, 1996's increase in rates hurt bond prices. Especially in Treasuries, which tend to be most sensitive to changes in rates, price performance eroded returns. After its strong run in 1995, the bond market was also subject to changing investor emotions throughout the past year.

Volatility was the rule in the market during 1996, with the release of changing economic data alternately sending investors chasing and then running from the market. In this climate, the best performers were shorter-term securities, which generally have less price sensitivity than their longer counterparts.

Japan Overshadows Strong Foreign Markets

Over the course of the past year, there were numerous success stories among the world's stock and bond markets, with many developed and developing markets turning in performance that bettered that of the U.S., even when translated into dollar terms. However, here again, selectivity was of the utmost importance. Weakness in the economically-troubled Japanese market -- which after the U.S. is the second largest world securities market -- showed up in many global performance measures, taking the shine off of what was a fairly good year in most regions.

While American foreign trade was off during the year due to slowness in certain economies and a relatively strong dollar, the long-term trend is for growth to pick up overseas, and in many areas, to continue to surpass the domestic economic growth rate. With this view, we believe opportunities in the international arena abound.




                                                                     (Continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Value Investing in Selective Markets

The domestic and international stock and bond markets required selectivity during 1996. In selective markets, value investors like us benefit from the extensive research that is an inherent part of our strategy. We view temporary price fluctuations as a chance to buy the stocks and bonds we feel represent strong opportunities over time. And by the same token, our value requirements mean that we tend not to buy into or hold stocks and bonds that have already appreciated significantly during a given cycle. This helps keep us from paying too much for a security, or holding it too long.

Throughout 1996, our value approach was a benefit. While more growth-oriented stock strategies often outperform during strong bull markets, at the domestic market's current price levels, we feel a more conservative approach is appropriate. In both bonds and overseas investments, our careful strategies helped us successfully navigate the changing markets and avoid their pitfalls.

We Enter 1997 Cautiously Optimistic

As we head into 1997, we are entering the seventh year of economic expansion in the U.S. While such a prolonged cycle is unusual, and the likelihood exists that growth in the coming year may be slower than what we experienced in 1996, there are still very few reasons to expect we are moving toward a recession. Not all data has been finalized at this point, but it appears that the Christmas season at the end of 1996, though a week shorter than usual, was fair. And while announcements of layoffs repeatedly made news over the year, there is very little net change in employment. While consumer debt has risen, consumer confidence remains quite high. And finally, wages and prices are fairly stable, with core inflation estimated to be a low three percent.

We believe these factors support cautious optimism for the financial markets in 1997. Until the scenario detailed above changes significantly, the Federal Reserve should not feel pressure to change monetary policy dramatically. Without more interest rate increases, the bond market should stabilize, so that income can dictate returns without a drag from price performance. If rates are less volatile, then stocks have a better change of continued positive results. We will continue to do as we always do . . . look for value in whatever markets prevail.


/s/ Stuart H. Reese

Stuart H. Reese
President
MassMutual Institutional Funds

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:
 . maximize current income, consistent with liquidity and preservation of capital . invest in a diversified portfolio of money market instruments
 . invest in high quality debt instruments with remaining maturity not to exceed
  397 days
Note: This is not a money market fund.

How has the Fund performed over the past year?

The Fund performed well. This has been another period of consistently good performance both on an absolute basis and versus other money market type investments. The yields from the very short maturity fixed income securities we invest in remained competitive over the year, and that has helped us. In all, during a year in which conflicting economic statistics caused volatility in the longer end of the bond market, "cash" investments like this one have been a good place for investors.

What was the strategy over the course of the year?

In short, because the market was more volatile in the longer maturities, keeping the portfolio steady and short paid off again this year. The average life of the portfolio was 45 days at year end, closely in line with that of Donohue's Money Market Fund universe. Our strategy for outperformance during 1996 was again to focus our investments on Tier 2 commercial paper. Since Prime Fund is not a money market fund, we are able to own Tier 2 paper. Because it is of slightly lower credit quality than Tier 1 paper, Tier 2 issues can offer real income advantages to money managers with the investment flexibility and credit expertise necessary to take advantage of them. Tier 2 investments served us well over the year. Partly as a result of where most of the supply was to be found, the top three industry sectors in which we had investments at year end were finance companies, energy and railroads.

How is the portfolio currently positioned?

The portfolio is shorter now than it was at the beginning of 1996, and that could be advantageous depending on what actions the Federal Reserve may take going forward. If rates were to increase, owning securities that mature quickly would enable us to replace them with newer, higher-yielding issues more rapidly. That in turn would boost the portfolio's yield. Beyond maturity considerations, we continue to conduct extensive research into both issuers and specific issues in an effort to provide stability and competitive income in a highly liquid investment portfolio.

What is the outlook for the Fund?

Our outlook continues to be positive both for the economy and for the Fund. We believe the U.S. economy is still strong and growing but at a sustainable, orchestrated rate with little evidence of inflation. If signs of inflation should arise - and so far they haven't, even six years into the current growth phase - we'd expect the Federal Reserve might raise rates slightly in reaction. If interest rates were increased, it could potentially hurt stocks and the long bond market. Funds like this one, however, would benefit from higher current yields. Having said that, economic results for the fourth quarter of 1996 will not be confirmed before February 1997. We believe the Federal Reserve is unlikely to make any changes to rates until the statistical data to back such decisions is available.

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment
Hypothetical Investments in MassMutual Prime Fund
Classes 1-4 and 91-day Treasury Bills

---------------------------------------------------------------
MassMutual Prime Fund
Total Return            One Year           Average Annual
                        1/1/96-12/1/96     10/3/94-12/31/96

Class 1                     4.05%              4.27%
Class 2                     4.63%              4.87%
Class 3                     5.00%              5.23%
Class 4                     5.24%              5.47%

---------------------------------------------------------------

91-Day                      5.03%              5.20%
Treasury Bills

---------------------------------------------------------------
Past performance is not predicitive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund . when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses.

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


           Class 1  Class 2  Class 3  Class 4  T-Bills

10/3/94    10,000   10,000   10,000   10,000   10,000
12/94      10,096   10,115   10,121   10,126   10,112
6/95       10,330   10,337   10,401   10,419   10,384
12/95      10,559   10,639   10,680   10,711   10,671
6/96       10,767   10,876   10,939   10,982   10,932
12/96      10,987   11,129   11,214   11,272   11,209

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996


                                        Principal
                                         Amount     Market Value
                                         ------     ------------
SHORT-TERM INVESTMENTS - 100.4%
Commercial Paper -- 99.8%
American Brands, Inc.
 5.320% 2/10/1997                      $ 4,925,000  $  4,895,888
Aristar, Inc.
 5.380% 1/28/1997                        4,445,000     4,427,064
Baxter International
 Inc.
 5.500% 3/21/1997                        4,425,000     4,370,622
Burlington Northern
 Santa Fe Corp.
 5.850% 1/30/1997                        8,800,000     8,758,530
Carter Holt Harvey
 Limited
 5.560% 3/11/1997                        5,270,000     5,213,435
Carter Holt Harvey
 Limited
 5.700% 1/10/1997                        3,855,000     3,849,507
Central and South
 West Corporation
 5.520% 1/14/1997                        9,435,000     9,416,193
Comdisco, Inc.
 5.520% 2/13/1997                        4,015,000     3,988,528
Comdisco, Inc.
 5.580% 3/14/1997                        5,000,000     4,944,000
ConAgra, Inc.
 5.500% 2/18/1997                        7,750,000     7,693,167
Cox Enterprises, Inc.
 5.480% 2/24/1997                        4,185,000     4,150,599
Cox Enterprises, Inc.
 5.530% 3/07/1997                        1,250,000     1,237,361
Crown Cork & Seal
 Company Inc.
 5.650% 3/06/1997                        2,865,000     2,836,477
CSX Corporation
 5.470% 1/31/1997                        4,980,000     4,957,299
CSX Corporation
 5.470% 2/14/1997                        4,450,000     4,420,249
Dana Credit
 Corporation
 5.470% 1/21/1997                        4,165,000     4,152,343
Dana Credit
 Corporation
 5.550% 1/10/1997                          890,000       888,765
Dean Witter, Discover
 & Company
 5.380% 1/31/1997                        4,955,000     4,932,785
Dominion Resources,
 Inc.
 5.500% 1/29/1997                        7,000,000     6,970,055
Dominion Resources,
 Inc.
 5.500% 2/20/1997                        2,300,000     2,282,431
Federal Signal Corp.
 5.450% 1/07/1997                        4,670,000     4,665,758
Frontier Corporation
 5.600% 2/14/1997                        5,385,000     5,348,143
General Motors
 Acceptance
 Corporation
 5.822% 2/04/1997                        7,690,000     7,881,516
Illinois Power
 Company
 5.590% 2/12/1997                        1,140,000     1,132,565
Illinois Power
 Company
 5.680% 2/19/1997                        7,800,000     7,739,697
ITT Corporation
 5.720% 2/06/1997                        4,870,000     4,842,144
ITT Corporation
 5.730% 1/13/1997                        4,900,000     4,890,641
Kerr-McGee Credit
 Corporation
 5.700% 2/11/1997                        6,475,000     6,432,966
Lockheed Martin
 Corporation
 5.480% 3/07/1997                        4,700,000     4,652,478
Lockheed Martin
 Corporation
 5.720% 1/24/1997                        2,290,000     2,281,632
Lockheed Martin
 Corporation
 5.750% 2/07/1997                        2,495,000     2,480,256
NYNEX Corporation
 5.420% 3/26/1997                        5,690,000     5,615,651
ORIX Credit Alliance,
 Inc.
 5.530% 2/28/1997                        4,700,000     4,658,125
ORIX Credit Alliance,
 Inc.
 5.550% 1/16/1997                        4,780,000     4,768,947
Praxair, Inc.
 5.450% 2/25/1997                        3,835,000     3,803,069
Praxair, Inc.
 5.450% 2/27/1997                        2,660,000     2,637,046
Praxair, Inc.
 5.450% 3/27/1997                        2,985,000     2,945,532
Public Service
 Company of Colorado
 5.600% 2/07/1997                        4,870,000     4,841,971
Public Service
 Electric and Gas
 Company
 5.520% 1/24/1997                          410,000       408,554
Ralston Purina
 Company
 5.500% 1/06/1997                        1,475,000     1,473,873
Rite Aid Corporation
 5.600% 3/04/1997                        5,510,000     5,456,859
Service Corporation
 International
 5.480% 2/03/1997                        7,170,000     7,133,983
Texas Utilities
 Electric Co.
 5.590% 2/12/1997                        8,800,000     8,742,609
Textron Financial
 Corporation
 5.550% 3/03/1997                        1,325,000     1,312,427
Textron Financial
 Corporation
 5.670% 3/24/1997                        8,700,000     8,589,027
Timken Company
 5.510% 3/04/1997                        5,000,000     4,951,778
Tyson Foods, Inc.
 5.720% 1/22/1997                        2,300,000     2,292,326
Union Camp Corp.
 5.475% 2/26/1997                        3,390,000     3,361,128

                                                                     (Continued)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                        Principal
                                         Amount     Market Value
                                         ------     ------------
Union Pacific
 Corporation
 5.620% 3/18/1997                      $ 7,635,000  $  7,544,737
UOP
 5.620% 2/26/1997                        1,645,000     1,630,619
UOP
 5.650% 3/05/1997                        7,425,000     7,352,235
UOP
 6.000% 2/10/1997                        3,150,000     3,129,000
Western Resources
 Inc.
 5.470% 2/27/1997                          490,000       485,756
Western Resources
 Inc.
 5.600% 1/15/1997                        8,625,000     8,606,217
Whirlpool Financial
 Corporation
 5.600% 1/17/1997                       10,070,000    10,044,936
                                                    -------------
                                                     258,519,499
                                                    -------------

Discount Note -- 0.6%
Federal Farm Credit
 Bank
 5.230% 8/19/1997                        1,530,000     1,475,260
                                                    -------------

TOTAL SHORT-TERM
INVESTMENTS                                          259,994,759
                                                    =============
(Cost $260,002,847)+

TOTAL INVESTMENTS-- 100.4%                           259,994,759

Other Assets/
(Liabilities) - (0.4%)                                  (933,278)
                                                    -------------

NET ASSETS-- 100.0%                                 $259,061,481
                                                    =============

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)











            [The remainder of this page intentionally left blank.]










   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements
--------------------------------------------------------------------------------

                                                               December 31, 1996
                                                               -----------------
Statement of Assets and Liabilities

Assets:
     Short-term investments, at value (cost $260,002,847) (Note 2)............   $       259,994,759
     Cash.....................................................................                 1,293
     Receivables from:
       Fund shares sold.......................................................               967,627
       Investment manager (Note 3)............................................                 9,209
                                                                                 -------------------
         Total assets.........................................................           260,972,888
                                                                                 -------------------

Liabilities:
     Payables for:
       Fund shares redeemed...................................................             1,784,741
       Directors' fees and expenses (Note 3)..................................                 5,177
       Affiliates (Note 3):
         Investment management fees...........................................                95,194
         Administration fees..................................................                17,288
         Service and distribution fees........................................                   220
     Accrued expenses and other liabilities...................................                 8,787
                                                                                 -------------------
         Total liabilities....................................................             1,911,407
                                                                                 -------------------
     Net assets...............................................................   $       259,061,481
                                                                                 ===================

Net assets consist of:
     Paid-in capital..........................................................   $       258,996,044
     Undistributed net investment income......................................                80,676
     Accumulated net realized loss on investments.............................                (7,151)
     Net unrealized depreciation on investments...............................                (8,088)
                                                                                 -------------------
                                                                                 $       259,061,481
                                                                                 ===================
Net assets:
     Class 1..................................................................   $           109,724
                                                                                 ===================
     Class 2..................................................................   $           111,039
                                                                                 ===================
     Class 3..................................................................   $           111,694
                                                                                 ===================
     Class 4..................................................................   $       258,729,024
                                                                                 ===================
Shares outstanding:
     Class 1..................................................................               726.501
                                                                                 ===================
     Class 2..................................................................               734.255
                                                                                 ===================
     Class 3..................................................................               738.294
                                                                                 ===================
     Class 4..................................................................         1,713,473.880
                                                                                 ===================
Net asset value, offering price and
redemption price per share:
     Class 1..................................................................   $            151.03
                                                                                 ===================
     Class 2..................................................................   $            151.23
                                                                                 ===================
     Class 3..................................................................   $            151.29
                                                                                 ===================
     Class 4..................................................................   $            151.00
                                                                                 ===================


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                              Year ended
                                                                           December 31, 1996
                                                                           -----------------
Statement of Operations
Investment income:
     Interest......................................................    $        14,350,850
                                                                       -------------------
Expenses (Note 1):
     Investment management fees (Note 3)...........................              1,150,292
     Custody fees..................................................                 26,962
     Audit and legal fees..........................................                  8,160
     Directors' fees (Note 3)......................................                 15,247
     Fees waived by the investment manager (Note 3)................                (89,223)
                                                                       -------------------
                                                                                 1,111,438
     Administration fees (Note 3):
       Class 1.....................................................                    605
       Class 2.....................................................                    557
       Class 3.....................................................                    344
       Class 4.....................................................                207,299
     Distribution and service fees (Note 3):
       Class 1.....................................................                    699
       Class 2.....................................................                    163
                                                                       -------------------
         Net expenses..............................................              1,321,105
                                                                       -------------------
         Net investment income.....................................             13,029,745
                                                                       -------------------

Realized and unrealized gain (loss):
     Net realized loss on investment transactions..................                 (5,068)
     Net change in unrealized appreciation (depreciation)
       on investments..............................................                 11,447
                                                                       -------------------
         Net realized and unrealized gain..........................                  6,379
                                                                       -------------------
     Net increase in net assets resulting from operations..........    $        13,036,124
                                                                       ===================

                                                                                 Year ended             Year ended
                                                                              December 31, 1996      December 31, 1995
                                                                              -----------------      -----------------
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:
Operations:
     Net investment income..............................................     $        13,029,745    $        12,817,140
     Net realized loss on investment transactions.......................                  (5,068)                (1,781)
     Net change in unrealized appreciation (depreciation)
      on investments....................................................                  11,447                (15,459)
                                                                             -------------------    -------------------
         Net increase in net assets resulting from operations...........              13,036,124             12,799,900
                                                                             -------------------    -------------------

Distributions to shareholders (Note 2):
     From net investment income:
     Class 1............................................................                  (4,288)                (4,178)
     Class 2............................................................                  (4,922)                (4,746)
     Class 3............................................................                  (5,335)                (5,095)
     Class 4............................................................             (13,067,477)           (12,693,331)
                                                                             -------------------    -------------------
         Total distributions from net investment income.................             (13,082,022)           (12,707,350)
                                                                             -------------------    -------------------

Net fund share transactions (Note 5):
     Class 1............................................................                   4,288                  4,178
     Class 2............................................................                   4,922                  4,746
     Class 3............................................................                   5,335                  5,095
     Class 4............................................................               4,838,727             83,297,102
                                                                             -------------------    -------------------
         Increase in net assets from net fund share transactions........               4,853,272             83,311,121
                                                                             -------------------    -------------------
     Total increase in net assets.......................................               4,807,374             83,403,671

Net assets:
     Beginning of period................................................             254,254,107            170,850,436
                                                                             -------------------    -------------------
     End of period (including undistributed net investment income
      of $80,676 and $132,953, respectively)............................     $       259,061,481    $       254,254,107
                                                                             ===================    ===================

   The accompanying notes are an integral part of the financial statements.    7

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                 Class 1
                                                                                              ------------
                                                                           Year ended           Year ended         Period Ended
                                                                            12/31/96             12/31/95           12/31/94+**
                                                                          -----------         ------------         ------------
Net asset value, beginning of period                                      $   151.05          $    150.39          $    150.00
                                                                          -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                         6.09***              6.90 ***             1.02
  Net realized and unrealized gain (loss) on investments                        0.03                (0.01)                0.42
                                                                          -----------         ------------         ------------
   Total income (loss) from investment operations                               6.12                 6.89                 1.44
                                                                          -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                   (6.14)               (6.23)               (1.05)
                                                                          -----------         ------------         ------------
Net asset value, end of period                                            $   151.03          $    151.05          $    150.39
                                                                          ===========         ============         ============
Total Return                                                                    4.05%                4.58%                0.96%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                             $110                 $105                 $101
  Net expenses to average daily net assets#                                     1.65%                1.65%                1.65%*
  Net investment income to average daily net assets                             3.97%                4.48%                4.07%*

   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                 1.68%                1.68%                1.69%*

                                                                                                 Class 2
                                                                                              ------------
                                                                           Year ended           Year ended         Period Ended
                                                                            12/31/96             12/31/95           12/31/94+**
                                                                          -----------         ------------         ------------
Net asset value, beginning of period                                      $   151.24          $    150.56          $    150.00
                                                                          -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                         6.96***              7.78 ***             1.16
  Net realized and unrealized gain (loss) on investments                        0.04                (0.02)                0.57
                                                                          -----------         ------------         ------------
   Total income (loss) from investment operations                               7.00                 7.76                 1.73
                                                                          -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                   (7.01)               (7.08)               (1.17)
                                                                          -----------         ------------         ------------
Net asset value, end of period                                            $   151.23          $    151.24          $    150.56
                                                                          ===========         ============         ============
Total Return                                                                    4.63%                5.16%                1.15%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                             $111                 $106                 $101
  Net expenses to average daily net assets#                                     1.10%                1.10%                1.10%*
  Net investment income to average daily net assets                             4.52%                5.03%                4.62%*

   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                 1.13%                1.13%                1.14%*

+All per share amounts for the period have been restated to reflect a 1-for-15 reverse stock split effective December 16, 1994.
*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
***Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.

8  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                   Class 3
                                                                                                ------------
                                                                             Year ended           Year ended         Period Ended
                                                                              12/31/96             12/31/95           12/31/94+**
                                                                            -----------         ------------         ------------
Net asset value, beginning of period                                        $   151.32          $    150.61          $    150.00
                                                                            -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                           7.51***              8.33 ***             1.21
  Net realized and unrealized gain (loss) on investments                          0.05                (0.01)                0.61
                                                                            -----------         ------------         ------------
   Total income (loss) from investment operations                                 7.56                 8.32                 1.82
                                                                            -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                     (7.59)               (7.61)               (1.21)
                                                                            -----------         ------------         ------------
Net asset value, end of period                                              $   151.29          $    151.32          $    150.61
                                                                            ===========         ============         ============
Total Return                                                                      5.00%                5.53%                1.21%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                               $112                 $106                 $101
  Net expenses to average daily net assets#                                       0.75%                0.75%                0.75%*
  Net investment income to average daily net assets                               4.86%                5.38%                4.99%*
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                   0.78%                0.78%                0.79%*


                                                                                                   Class 4
                                                                                                ------------
                                                                             Year ended           Year ended         Period Ended
                                                                              12/31/96             12/31/95           12/31/94+**
                                                                            -----------         ------------         ------------
Net asset value, beginning of period                                        $   151.06          $    150.36          $    150.00
                                                                            -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                           7.85***              8.70 ***             1.55
  Net realized and unrealized gain (loss) on investments                          0.06                (0.02)                0.34
                                                                            -----------         ------------         ------------
   Total income (loss) from investment operations                                 7.91                 8.68                 1.89
                                                                            -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                     (7.97)               (7.98)               (1.53)
                                                                            -----------         ------------         ------------
Net asset value, end of period                                              $   151.00          $    151.06          $    150.36
                                                                            ===========         ============         ============
Total Return@                                                                     5.24%                5.78%                1.26%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                           $258,729             $253,936             $170,548
  Net expenses to average daily net assets#                                     0.5160%              0.5160%              0.5160%*
  Net investment income to average daily net assets                               5.10%                5.61%                5.01%*
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                 0.5509%              0.5468%              0.5605%*

+All per share amounts for the period have been restated to reflect a 1-for-15 reverse stock split effective December 16, 1994.
*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
***Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
@Employee retirement benefit plans that invest plan assets in the Separate
 Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.    9

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Short-Term Bond Fund?

The objective and policies of the Fund are to:

 . achieve high total rate of return from current income while minimizing fluctuations in capital values
 . invest primarily in a diversified portfolio of short-term, investment-grade, fixed-income securities
 . manage duration to seek the best yield, while maintaining duration below three years to reduce volatility
 . diversify investments among market sectors on the basis of relative value

How did the Fund perform over the past year?

The Fund enjoyed strong performance during what was a tough year for the bond market as a whole. Since longer-term bonds are more susceptible to price fluctuations than shorter-term bonds, our focus on the short-to-intermediate sector of the market served us well. In addition, because the market was difficult, our risk-averse strategic positioning was beneficial. We look for attractively-priced investment grade securities with limited potential for principal value fluctuation, and that was exactly what was required in the past year's market.

How did the bond market change over the year?

Most of the market's changes occurred during the first half of 1996. In contrast to 1995, a rise in interest rates coupled with conflicting reports on the direction of the economy in 1996 hurt prices, particularly in longer-term bonds. So whereas price appreciation added to income for total return performance in last year's market, negative price movements were a drag on income in many sectors of this year's market.

What investment decisions worked best under these market conditions?

Though this is always a relatively short portfolio, when interest rates increased, the yield curve steepened, meaning that there was more value to be found in slightly longer bonds. As a result, we moved our average duration from
0.7 years at the end of 1995 to 2.7 years -- very close to our 3 year maximum -- by December 1996. This change helped us capture more yield without adding significantly to interest rate risk.

As part of this program, we moved money out of shorter cash-type investments into better-yielding Treasuries and corporate bonds. As an illustration, at the end of 1995, we owned no Treasuries at all, but as of December 1996, they made up 44 percent of the portfolio. Likewise, our corporate holdings, nine percent of the portfolio in 1995 comprised 16 percent of the portfolio at year end. These two decisions added both value and income to the portfolio. Over the course of the year, we also bought selected asset-backed and government agency securities with known cash flows for the income they offer and to help offset the effects of some of our maturing assets. And finally, our holdings of mortgage-backed securities were beneficial over the year. The fact that we tend to emphasize issues that are either well-seasoned or call-protected, plus the increase in rates over the year, meant steady income with minimal prepayment risk.

What changes, if any, are being made to the portfolio?

Our investment decisions are heavily based on the shape of the yield curve, so our duration will likely remain in its current range until the curve shifts. Within those parameters, we're looking now, as we always do, for areas of outstanding value among high quality bonds with short-to-intermediate maturities. We continue to believe that with research, both mortgages and corporate bonds can offer real opportunity. With rates where they are, mortgages continue to look attractive, and with what appears to have been another steady quarter under corporate America's belt, we'd expect corporate bonds to continue to perform well.

What is the outlook for the Fund?

We're pleased with how well the Fund performed throughout the turbulence of the past year, and believe it confirms that our strategy is a sound one. Looking ahead, with the economy continuing to hold its own and few signs of a meaningful uptick in inflation, we expect the bond market to have an easier time in 1997. In this environment, we believe the Fund's limited duration positioning and focus on attractively-priced issues will make it a desirable investment.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
Hypothetical Investment in MassMutual Short-Term
Bond Fund Classes 1-4 and the Lehman Brothers
1-3 Year Government Bond Index

------------------------------------------------------------
MassMutual Short-Term Bond Fund
Total Return           One Year            Average Annual
                       1/1/96-12/31/96     10/3/94-12/31/96
Class I                    4.35%                6.48%
Class 2                    5.02%                7.06%
Class 3                    5.28%                7.43%
Class 4                    5.57%                7.70%
------------------------------------------------------------
Lehman Brothers            5.04%                6.99%
1-3 Year
Government Bond Index
------------------------------------------------------------

Past Performance is not predictive of future relults. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expense.

                             [GRAPH APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

"10/3/94"     10,000     10,000     10,000     10,000     10,000
"12/94"        9,983      9,991     10,013     10,013     10,002
"6/95"        10,730     10,769     10,801     10,816     10,661
"12/95"       11,035     11,101     11,160     11,192     11,086
"6/96"        11,165     11,264     11,346     11,380     11,244
"12/96"       11,516     11,658     11,750     11,816     11,643

                           [PIE CHART APPEARS HERE]

Quality Structure (12/31/96)
MassMutual Short-Term Bond Fund

U.S. Governments Cash Equivalents Aaa/AAA        83.9%
Baa/BBB                                           6.1%
Aa/AA                                             1.7%
A/A                                               8.3%

                           [PIE CHART APPEARS HERE]

Duration Diversification (12/31/96)
MassMutual Short-Term Bond Fund

Average Duration = 2.7 years

Less than 1 year                                 24.4%
7-10 years                                        2.1%
5-7 years                                        20.1%
1-3 years                                        42.5%
3-5 years                                        10.9%

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996

                        Principal
                         Amount     Market Value
                         ------     ------------
BONDS & NOTES - 83.9%
ASSET BACKED SECURITIES -- 7.6%
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000      $1,000,000  $  1,001,560
Chase Manhattan Auto
 Grantor Trust 1996-B,
 Class A
 6.610% 9/15/2002       1,829,055     1,841,621
Ford Credit 1994-B
 Grantor Trust
 7.300% 10/15/1999        357,498       361,520
Ford Credit Auto
 Loan Master Trust,
 Series 1992-1
 6.875% 1/15/1999       1,500,000     1,500,465
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001       2,000,000     2,007,980
Nissan Auto
 Receivables 1994-A
 Grantor Trust,
 Class A
 6.450% 9/15/1999         626,917       628,484
Railcar Trust No.
 1992-1
 7.750% 6/01/2004       1,196,415     1,250,254
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class A1
 6.300% 6/25/2002       2,500,000     2,508,575
                                    ------------

TOTAL ASSET BACKED
SECURITIES                           11,100,459
                                    ------------
(Cost $11,074,953)

CORPORATE DEBT -- 16.1%
AirTouch
 Communications, Inc.
 7.500% 7/15/2006       1,000,000     1,026,480
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009       2,000,000     1,960,000
Analog Devices, Inc.
 6.625% 3/01/2000       1,000,000       987,300
Associates Corporation
 of North America
 6.750% 8/01/2001       1,500,000     1,505,505
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/07/2000       2,000,000     2,012,380
CSC Enterprises 144A
 6.500% 11/15/2001      2,000,000     1,992,380
Ford Motor Credit
 Company
 9.350% 6/10/1997       1,000,000     1,015,200
General American
 Transportation
 Corporation
 6.750% 3/01/2006       1,000,000       971,900
Lockheed Martin
 Corporation
 7.700% 6/15/2008       1,000,000     1,046,230
McDonnell Douglas
 Corporation
 6.875% 11/01/2006      1,000,000       981,260
Norfolk Southern
 Corporation
 7.400% 9/15/2006       1,000,000     1,015,570
NYNEX Capital
 Funding Company
 7.450% 5/01/1997       1,000,000     1,005,680
ORIX Credit Alliance,
 Inc. 144A
 6.480% 4/20/1999       2,000,000     1,997,600
Polaroid Corporation
 7.250% 1/15/1997       1,500,000     1,500,330
Rite Aid Corporation
 6.700% 12/15/2001      1,000,000       998,090
W.R. Grace & Co.
 8.000% 8/15/2004       3,240,000     3,430,253
                                    ------------
TOTAL CORPORATE DEBT                 23,446,158
                                    ------------
(Cost $23,230,308)

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 16.9%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 3.0%
Collateralized Mortgage Obligations -- 2.7%
FHLMC Series 1693
 Class G
 6.000% 7/15/2007       2,000,000     1,946,240
FHLMC Series 1704
 Class PE
 6.000% 7/15/2007       2,000,000     1,972,500
                                    ------------
                                      3,918,740
                                    ------------

Pass-Through Securities -- 0.3%
FHLMC
 4.750% 2/01/1997 -
        9/01/2006         531,541       508,060
                                    ------------
                                      4,426,800
                                    ------------

Federal National Mortgage Association
(FNMA) -- 3.9%
Collateralized Mortgage Obligations -- 2.7%
FNMA Series 1992-86
 Class C
 7.000% 6/25/2003          57,873        57,709
FNMA Series 1993-175
 Class PL
 5.000% 10/25/2002      1,390,909     1,381,770
FNMA Series 1993-71
 Class PG
 6.250% 7/25/2007       2,500,000     2,471,875
                                    ------------
                                      3,911,354
                                    ------------

Pass-Through Securities -- 1.2%
FNMA
 8.000% 5/01/2013         832,639       856,772
FNMA
 9.000% 10/01/2009        864,176       918,023
                                    ------------
                                      1,774,795
                                    ------------
                                      5,686,149
                                    ------------

                                                                     (Continued)

12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Principal
                         Amount     Market Value
                         ------     ------------
Government National Mortgage Association
(GNMA) -- 1.3%
Pass-Through Securities -- 1.3%
GNMA
 8.000% 5/15/2001 -
         11/15/2007    $1,808,533  $  1,868,991
                                   -------------

U.S. Government Guaranteed Notes -- 8.7%
1991-A Jacksonville,
 FL
 8.400% 8/01/1997       1,150,000     1,167,250
1991-A St. Louis, MO
 8.400% 8/01/1997       3,350,000     3,400,250
1994-A Baxter
 Springs, KS
 6.310% 8/01/2001         500,000       497,390
1994-A Detroit, MI
 6.310% 8/01/2001         450,000       447,651
1994-A Jacksonville,
 FL
 6.310% 8/01/2001       1,485,000     1,477,248
1994-A Los Angeles
 County, CA
 6.310% 8/01/2001         225,000       223,826
1994-A Tacoma, WA
 6.310% 8/01/2001         195,000       193,982
1994-A Trenton, NJ
 6.310% 8/01/2001         145,000       144,243
U.S. Dept. of Housing
 and Urban
 Development, Series
 1995-A
 8.080% 8/01/1998       3,000,000     3,090,000
U.S. Dept. of Housing
 and Urban
 Development, Series
 1996-A
 6.440% 8/01/1999       2,000,000     2,012,500
                                   -------------
                                     12,654,340
                                   -------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                   24,636,280
                                   -------------
(Cost $24,077,001)

                        Principal
                         Amount     Market Value
                         ------     ------------
U.S. TREASURY OBLIGATIONS -- 43.3%
U.S. Treasury Notes
U.S. Treasury Note
 5.750% 8/15/2003    $  6,000,000  $  5,820,000
U.S. Treasury Note
 7.125% 2/29/2000      22,000,000    22,649,660
U.S. Treasury Note
 7.250% 5/15/2004      15,200,000    15,993,288
U.S. Treasury Note
 8.875% 2/15/1999      17,500,000    18,514,475
                                   -------------

TOTAL U.S. TREASURY
OBLIGATIONS                          62,977,423
                                   -------------
(Cost $62,760,329)

TOTAL BONDS & NOTES                 122,160,320
                                   -------------
(Cost $121,142,591)

                        Principal
                         Amount     Market Value
                         ------     ------------
SHORT-TERM INVESTMENTS -- 14.7%
Commercial Paper
Bausch & Lomb Inc.
 5.600% 1/24/1997    $  4,435,000  $  4,419,133
Countrywide Home
 Loans, Inc.
 5.970% 1/14/1997         780,000       778,318
Crown Cork & Seal
 Company Inc.
 5.720% 1/09/1997         490,000       489,377
Crown Cork & Seal
 Company Inc.
 5.830% 2/13/1997       1,480,000     1,469,694
Crown Cork & Seal
 Company Inc.
 5.950% 2/13/1997         520,000       516,304
Dana Credit
 Corporation
 5.650% 1/30/1997         510,000       507,679
Illinois Power
 Company
 5.540% 1/16/1997       5,360,000     5,347,628
NYNEX Corporation
 6.250% 1/03/1997       4,360,000     4,358,486
ORIX Credit Alliance,
 Inc.
 6.080% 2/03/1997       1,210,000     1,203,256
Public Service
 Company of Colorado
 5.550% 1/03/1997         472,000       471,855
Public Service
 Electric and Gas
 Company
 5.600% 1/09/1997       1,840,000     1,837,710
                                   -------------

TOTAL SHORT-TERM
INVESTMENTS                          21,399,440
                                   -------------
(At Amortized Cost)

TOTAL INVESTMENTS -- 98.6%           143,559,760
(Cost $142,542,031)[

Other Assets/
(Liabilities) - 1.4%                  1,973,649
                                   -------------

NET ASSETS-- 100.0%                $145,533,409
                                   -------------

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)


144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.   13

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Financial Statements
--------------------------------------------------------------------------------

                                                                                      December 31, 1996
                                                                                      -----------------
Statement of Assets and Liabilities

Assets:
     Investments, at value (cost $121,142,591) (Note 2).........................   $       122,160,320
     Short-term investments, at amortized cost (Note 2).........................            21,399,440
                                                                                   -------------------
       Total Investments........................................................           143,559,760
     Cash.......................................................................                 1,576
     Receivables from:
       Fund shares sold.........................................................                25,221
       Interest.................................................................             2,325,244
       Investment manager (Note 3)..............................................                 7,243
                                                                                   -------------------
         Total assets...........................................................           145,919,044
                                                                                   -------------------

Liabilities:
     Payables for:
       Fund shares redeemed.....................................................               305,355
       Directors' fees and expenses (Note 3)....................................                 5,177
       Affiliates (Note 3):
         Investment management fees.............................................                57,775
         Administration fees....................................................                10,156
         Service and distribution fees..........................................                   232
     Accrued expenses and other liabilities.....................................                 6,940
                                                                                   -------------------
         Total liabilities......................................................               385,635
                                                                                   -------------------
     Net assets.................................................................   $       145,533,409
                                                                                   -------------------

Net assets consist of:
     Paid-in capital............................................................   $       144,792,097
     Undistributed net investment income........................................                18,783
     Accumulated net realized loss on investments...............................              (295,200)
     Net unrealized appreciation on investments.................................             1,017,729
                                                                                   -------------------
                                                                                   $       145,533,409
                                                                                   ===================

Net assets:
     Class 1....................................................................   $           115,863
                                                                                   ===================
     Class 2....................................................................   $           117,250
                                                                                   ===================
     Class 3....................................................................   $           118,001
                                                                                   ===================
     Class 4....................................................................   $       145,182,295
                                                                                   ===================
Shares outstanding:
     Class 1....................................................................                11,415
                                                                                   ===================
     Class 2....................................................................                11,544
                                                                                   ===================
     Class 3....................................................................                11,599
                                                                                   ===================
     Class 4....................................................................            14,365,202
                                                                                   ===================
Net asset value, offering price and
redemption price per share:
     Class 1....................................................................   $             10.15
                                                                                   ===================
     Class 2....................................................................   $             10.16
                                                                                   ===================
     Class 3....................................................................   $             10.17
                                                                                   ===================
     Class 4....................................................................   $             10.11
                                                                                   ===================

14 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                              Year ended
                                                                                          December 31, 1996
                                                                                          -----------------
Statement of Operations

Investment income:

     Interest.......................................................................    $         8,783,175
                                                                                        -------------------
Expenses (Note 1):
     Investment management fees (Note 3)............................................                606,206
     Custody fees...................................................................                 15,494
     Audit and legal fees...........................................................                  4,657
     Directors' fees (Note 3).......................................................                 15,247
     Fees waived by the investment manager (Note 3).................................                (47,791)
                                                                                        -------------------
                                                                                                    593,813
     Administration fees (Note 3):
       Class 1......................................................................                    628
       Class 2......................................................................                    577
       Class 3......................................................................                    353
       Class 4......................................................................                105,079
     Distribution and service fees (Note 3):
       Class 1......................................................................                    733
       Class 2......................................................................                    171
                                                                                        -------------------
         Net expenses...............................................................                701,354
                                                                                        -------------------
         Net investment income......................................................              8,081,821
                                                                                        -------------------

Realized and unrealized gain (loss):
     Net realized loss on investment transactions...................................               (274,845)
     Net change in unrealized appreciation (depreciation)
       on investments...............................................................               (384,702)
                                                                                        -------------------
         Net realized and unrealized loss...........................................               (659,547)
                                                                                        -------------------
     Net increase in net assets resulting from operations...........................    $         7,422,274
                                                                                        ===================

   The accompanying notes are an integral part of the financial statements.   15

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                  Year ended             Year ended
                                                                               December 31, 1996      December 31, 1995
                                                                               -----------------      -----------------
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets:
Operations:
     Net investment income                                                     $       8,081,821      $       7,424,141
     Net realized gain (loss) on investment transactions                                (274,845)             2,489,218
     Net change in unrealized appreciation (depreciation)
      on investments                                                                    (384,702)             2,855,699
                                                                               -----------------      -----------------
      Net increase in net assets resulting from operations                             7,422,274             12,769,058
                                                                               -----------------      -----------------
Distributions to shareholders (Note 2):
     From net investment income:
     Class 1                                                                              (5,225)                (5,481)
     Class 2                                                                              (5,891)                (6,066)
     Class 3                                                                              (6,321)                (6,421)
     Class 4                                                                          (8,133,246)            (7,354,246)
                                                                               -----------------      -----------------
      Total distributions from net investment income                                  (8,150,683)            (7,372,214)
                                                                               -----------------      -----------------
     In excess of net investment income:
     Class 1                                                                                  (1)                    --
     Class 2                                                                                  (1)                    --
     Class 3                                                                                  (1)                    --
     Class 4                                                                              (1,569)                    --
                                                                               -----------------      -----------------
      Total distributions in excess of net investment income                              (1,572)                    --
                                                                               -----------------      -----------------
     From net realized gains:
     Class 1                                                                                 (59)                (2,049)
     Class 2                                                                                 (59)                (2,050)
     Class 3                                                                                 (59)                (2,046)
     Class 4                                                                             (71,288)            (2,256,969)
                                                                               -----------------      -----------------
      Total distributions from net realized gains                                        (71,465)            (2,263,114)
                                                                               -----------------      -----------------
Net fund share transactions (Note 5):
     Class 1                                                                               5,285                  7,530
     Class 2                                                                               5,951                  8,116
     Class 3                                                                               6,381                  8,467
     Class 4                                                                          23,078,364             12,933,618
                                                                               -----------------      -----------------
      Increase in net assets from net fund share transactions                         23,095,981             12,957,731
                                                                               -----------------      -----------------
     Total increase in net assets                                                     22,294,535             16,091,461
Net assets:
     Beginning of period                                                             123,238,874            107,147,413
                                                                               -----------------      -----------------
     End of period (including undistributed net investment
       income of $18,783 and $68,862, respectively)                            $     145,533,409      $     123,238,874
                                                                               =================      =================

16 The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights

(For a share outstanding throughout each period)

                                                                                                Class 1
                                                                                             ------------
                                                                          Year ended           Year ended         Period Ended
                                                                           12/31/96             12/31/95           12/31/94**
                                                                         -----------         ------------         ------------
Net asset value, beginning of period                                     $    10.19          $      9.89          $     10.00
                                                                         -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                        0.50                 0.55                 0.09
  Net realized and unrealized gain (loss) on investments                      (0.05)                0.49                (0.11)
                                                                         -----------         ------------         ------------
   Total income (loss) from investment operations                              0.45                 1.04                (0.02)
                                                                         -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                  (0.48)               (0.54)               (0.09)
  From net realized gains                                                     (0.01)               (0.20)                   --
                                                                         -----------         ------------         ------------
   Total distributions                                                        (0.49)               (0.74)               (0.09)
                                                                         -----------         ------------         ------------
Net asset value, end of period                                           $    10.15          $     10.19          $      9.89
                                                                         ===========         ============         ============
Total Return                                                                   4.35%               10.54%               (0.17)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                            $116                 $111                 $100
  Net expenses to average daily net assets#                                    1.65%                1.65%                1.65%*
  Net investment income to average daily net assets                            4.86%                5.20%                5.45%*
  Portfolio turnover rate                                                        61%                 114%                  15%
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                               1.68%                1.68%                1.70%*

                                                                                                Class 2
                                                                                             ------------
                                                                          Year ended           Year ended         Period Ended
                                                                           12/31/96             12/31/95           12/31/94**
                                                                         -----------         ------------         ------------
Net asset value, beginning of period                                     $    10.19          $      9.89          $     10.00
                                                                         -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                        0.56                 0.61                 0.10
  Net realized and unrealized gain (loss) on investments                      (0.04)                0.49                (0.11)
                                                                         -----------         ------------         ------------
   Total income (loss) from investment operations                              0.52                 1.10                (0.01)
                                                                         -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                  (0.54)               (0.60)               (0.10)
  From net realized gains                                                     (0.01)               (0.20)                  --
                                                                         -----------         ------------         ------------
   Total distributions                                                        (0.55)               (0.80)               (0.10)
                                                                         -----------         ------------         ------------
Net asset value, end of period                                           $    10.16          $     10.19          $      9.89
                                                                         ===========         ============         ============
Total Return                                                                   5.02%               11.11%               (0.09)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                            $117                 $112                 $101
  Net expenses to average daily net assets#                                    1.10%                1.10%                1.10%*
  Net investment income to average daily net assets                            5.41%                5.75%                5.99%*
  Portfolio turnover rate                                                        61%                 114%                  15%
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                               1.13%                1.13%                1.15%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through December 31, 1994.

   The accompanying notes are an integral part of the financial statements.  17

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------
Financial Highlights

(For a share outstanding throughout each period)

                                                                                                      Class 3
                                                                                                   ------------

                                                                                Year ended           Year ended         Period Ended
                                                                                 12/31/96             12/31/95           12/31/94**
                                                                               -----------         ------------         ------------
Net asset value, beginning of period                                           $    10.21          $      9.91          $    10.00
                                                                               -----------         ------------         ------------

Income (loss) from investment operations:
  Net investment income                                                              0.60                 0.64                0.10
  Net realized and unrealized gain (loss) on investments                            (0.05)                0.49               (0.09)
                                                                               -----------         ------------         ------------

   Total income (loss) from investment operations                                    0.55                 1.13                0.01
                                                                               -----------         ------------         ------------

Less distributions to shareholders:
  From net investment income                                                        (0.58)               (0.63)              (0.10)
  From net realized gains                                                           (0.01)               (0.20)                 --
                                                                               -----------         ------------         ------------

   Total distributions                                                              (0.59)               (0.83)              (0.10)
                                                                               -----------         ------------         ------------

Net asset value, end of period                                                 $    10.17          $     10.21          $     9.91
                                                                               ===========         ============         ============

Total Return                                                                         5.28%               11.46%               0.13%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                                  $118                 $112                $100
  Net expenses to average daily net assets#                                          0.75%                0.75%               0.75%*

  Net investment income to average daily net assets                                  5.76%                6.10%               6.36%*
  Portfolio turnover rate                                                              61%                 114%                 15%
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                     0.79%                0.78%               0.80%*



                                                                                                      Class 4
                                                                                                   ------------

                                                                                Year ended           Year ended         Period Ended
                                                                                 12/31/96             12/31/95           12/31/94**
                                                                               -----------         ------------         ------------
Net asset value, beginning of period                                           $    10.15          $      9.85          $    10.00
                                                                               -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                              0.60                 0.66                0.16
  Net realized and unrealized gain (loss) on investments                            (0.03)                0.50               (0.15)
                                                                               -----------         ------------         ------------
   Total income (loss) from investment operations                                    0.57                 1.16                0.01
                                                                               -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                        (0.60)               (0.66)              (0.16)
  From net realized gains                                                           (0.01)               (0.20)                 --
                                                                               -----------         ------------         ------------
   Total distributions                                                              (0.61)               (0.86)              (0.16)
                                                                               -----------         ------------         ------------
Net asset value, end of period                                                 $    10.11          $     10.15          $     9.85
                                                                               ==========          ============         ============
Total Return@                                                                        5.57%               11.77%               0.13%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                              $145,182             $122,904            $106,846
  Net expenses to average daily net assets#                                        0.5190%              0.5190%             0.5190%*

  Net investment income to average daily net assets                                  6.00%                6.32%               6.37%*

  Portfolio turnover rate                                                              61%                 114%                 15%
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                   0.5545%              0.5524%             0.5654%*


*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
@Employee retirement benefit plans that invest plan assets in the Separate
 Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

18 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Core Bond
Fund?

The objective and policies of the Fund are to:

 . achieve high total rate of return over the long term consistent with prudent investment risk and the preservation of capital
 . invest primarily in investment-grade, fixed-income securities
 . maintain duration in a targeted range from four to seven years to reduce volatility
 . diversify investments by industry sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform over the past year?

1996 was a trying year for the bond market, in part because interest rates rose somewhat over the course of the year, and also because releases of conflicting economic data filled the market with a high degree of volatility. Even so, the Fund's performance was positive. The portfolio's results were closely in line with its benchmark, the Lehman Brothers Government/Corporate Bond Index.

How did the bond market change over the past year?

Although there was a good degree of volatility throughout the year, conditions changed most during the first half of 1996. During 1995, interest rates fell, leading to excellent performance. In contrast, as rates increased over the past year, prices, especially in longer bonds and Treasuries, were damaged. So although we were fully diversified across bond market sectors and maturities, this downturn had a temporary dampening effect on our portfolio's performance.

What investments worked best under these conditions?

Though the impact of the rate increase was felt immediately, the resulting steepening of the yield curve created value in the market over the longer term. As the curve steepened, we were able to move out of very short-term securities toward better yielding alternatives that we expect will perform well for us going forward.

Beyond that, not all areas of the market suffered during the year. Non-investment grade bonds performed particularly well. While we avoided this sector of the market because of the relative risks associated with it, we were pleased with our holdings of investment grade corporate bonds and mortgage-backed securities. Investment grade corporate bonds, which made up 33.4 percent of the portfolio as of December 31, 1996, remained strong regardless of the broader market's difficulties. Corporate profits held steady, and as a result, demand in the bond market supported prices. Some of the corporate bonds that performed best for us were airline enhanced equipment trusts. These are bonds backed by assets such as planes and capital equipment, and they benefited as profitability increased across the airline business.

In addition to our successes with corporate bonds, mortgage-backed securities performed well. We tend to buy well-structured, seasoned issues, and, as their behavior tends to mimic corporate bonds, they worked well for us again this year. Since concerns about the prepayment of all types of mortgages are greatest when rates are falling, these securities paid competitive income and avoided significant price declines during the past year. Mortgage-backed securities were
19.9 percent of the Fund's portfolio at year end.

What changes, if any, are being made to the portfolio?

Because of their strong performance, we would have liked to have owned more mortgage-backed securities and corporate bonds than we did over the year. After their dramatic 1996 movements, however, they are currently less compelling as value investments. So, at this time, we're not really making any major changes to our sector holdings.

Looking for value is an inherent part of our strategy, and we've continued to do that. With an impressive growth in assets under management this year, we are generally sticking with our bottom-up investment approach. We're keeping our duration neutral relative to our benchmark and constantly performing extensive credit analyses across the investment grade bond market. We work to add value for investors by looking at individual issues from a critical risk/reward perspective, hoping to discover outstanding opportunities for both income and appreciation.

What is the outlook for the Fund?

Our outlook for both the Fund and the bond market is positive. The economy, even in the sixth year of an expansion, appears steady, and shows little in the way of inflation. With that as a background, we expect the coming year to be a good one. Without threats of inflation, it is unlikely that the Federal Reserve will move aggressively. While we may see minor volatility in the market, we'd expect improvements going forward and a market whose performance is primarily a product of coupon income.

--------------------------------------------------------------------------------
Mass Mutual Core Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

    [CHART OF GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION APPEARS HERE]

"10/3/94"     10000     10000     10000     10000     10000
"12/94"       10000     10008     10009     10020     10037
"6/95"        11121     11170     11192     11212     11220
"12/95"       11781     11860     11894     11940     11968
"6/96"        11475     11575     11645     11695     11743
"12/96"       11970     12105     12197     12274     12315

                 [PIE CHART OF QUALITY STRUCTURE APPEARS HERE]

                    [PIE CHART OF DURATION DIVERSIFICATION]

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996

                                  Principal
                                   Amount     Market Value
                                   ------     ------------
BONDS & NOTES - 97.0%
ASSET BACKED SECURITIES -- 8.1%
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000                 $3,000,000  $  3,004,680
Chase Manhattan Auto
 Grantor Trust 1996-B,
 Class A
 6.610% 9/15/2002                  4,572,639     4,604,053
Daimler-Benz Auto
 Grantor Trust 1995-A,
 Class A
 5.850% 5/15/2002                  2,505,290     2,503,712
Daimler-Benz Vehicle
 Trust 1994-A
 5.950% 12/15/2000                   220,873       221,079
Ford Credit 1994-B
 Grantor Trust
 7.300% 10/15/1999                   536,247       542,280
Ford Credit Auto
 Loan Master Trust,
 Series 1992-1
 6.875% 1/15/1999                  2,000,000     2,000,620
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001                  5,000,000     5,019,950
Keystone Auto
 Grantor Trust 1996-B,
 Class A 144A
 6.150% 4/15/2003                  2,801,590     2,799,349
Nissan Auto
 Receivables 1994-A
 Grantor Trust,
 Class A
 6.450% 9/15/1999                  1,253,833     1,256,967
Railcar Trust No.
 1992-1
 7.750% 6/01/2004                  1,395,818     1,458,629
World Omni 1995-A
 Automobile Lease
 Securitization Trust,
 Class A
 6.050% 11/25/2001                 2,835,307     2,838,852

                                  Principal
                                    Amount     Market Value
                                    ------     ------------
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class A1
 6.300% 6/25/2002                  2,650,000     2,659,090
                                               ------------

TOTAL ASSET BACKED
SECURITIES                                      28,909,261
                                               ------------
(Cost $28,855,243)

CORPORATE DEBT -- 33.0%
AirTouch
 Communications, Inc.
 7.500% 7/15/2006                   3,000,000     3,079,440
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009                   4,000,000     3,920,000
American Airlines, Inc.
 9.780% 11/26/2011                  2,000,000     2,277,500
AMR Corporation (D)
 9.000% 8/01/2012                   2,000,000     2,263,880
Analog Devices, Inc. (D)
 6.625% 3/01/2000                   1,500,000     1,480,950
Associates Corporation
 of North America
 6.750% 8/01/2001                   2,000,000     2,007,340
Associates Corporation
 of North America (D)
 7.875% 9/30/2001                   1,500,000     1,573,275
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/04/2000                   1,750,000     1,760,868
BHP Finance (USA)
 Limited
 6.420% 3/01/2026                   3,500,000     3,464,685
Capital Cities/ABC,
 Inc.
 8.875% 12/15/2000                    875,000       944,151
Champion International
 Corporation
 6.400% 2/15/2026                   2,500,000     2,386,725
The Charles Schwab
 Corporation
 6.250% 1/23/2003                   2,500,000     2,409,375
Chrysler Corporation
 10.400% 8/01/1999                  1,500,000     1,537,440

                                    Principal
                                     Amount     Market Value
                                     ------     ------------
CITGO Petroleum
 Corporation
 7.875% 5/15/2006                   1,000,000     1,019,600
Columbia Gas System,
 Inc.
 6.610% 11/28/2002                  3,000,000     2,976,750
Commercial Credit
 Company (D)
 7.750% 3/01/2005                   3,000,000     3,133,380
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 7/02/2014                   1,749,640     1,904,921
Continental Airlines,
 Inc., Series 1996-B
 7.820% 10/15/2013                  2,000,000     2,067,400
Corning Glass Works (D)
 8.875% 3/15/2016                   1,000,000     1,128,240
English China Clays
 Delaware Inc. (D)
 7.375% 10/01/2002                  1,000,000     1,027,760
Equifax Inc.
 6.500% 6/15/2003                   1,000,000       973,260
ERAC USA Finance
 Company 144A
 6.950% 1/15/2006                   1,500,000     1,475,625
FBG Finance Ltd.
 144A
 7.875% 6/01/2016                   3,000,000     3,049,830
Fletcher Challenge Ltd
 7.750% 6/20/2006                   2,000,000     2,074,100
Foster Wheeler
 Corporation
 6.750% 11/15/2005                  2,000,000     1,932,440
General American
 Transportation
 Corporation
 6.750% 3/01/2006                   3,000,000     2,915,700
General Electric
 Capital Corporation
 8.750% 5/21/2007                   1,500,000     1,700,370
General Telephone
 Company of Florida
 7.500% 8/01/2002                   1,000,000     1,011,310
The Goldman Sachs
 Group, L.P. 144A
 6.200% 2/15/2001                   2,500,000     2,450,000

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.   21

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Principal
                         Amount     Market Value
                         ------     ------------
Harrahs Operating Inc.
 8.750% 3/15/2000      $1,100,000  $  1,113,750
Hercules Incorporated (D)
 6.625% 6/01/2003       2,000,000     1,979,860
IMCERA Group Inc. (D)
 6.000% 10/15/2003      1,000,000       957,700
Leucadia National
 Corporation
 7.750% 8/15/2013       2,500,000     2,471,425
Lockheed Martin
 Corporation
 7.700% 6/15/2008       3,000,000     3,138,690
McDonnell Douglas
 Corporation
 6.875% 11/01/2006      3,000,000     2,943,780
McDonnell Douglas
 Corporation (D)
 9.250% 4/01/2002       1,500,000     1,675,350
Newmont Mining
 Corporation
 8.625% 4/01/2002       2,000,000     2,111,380
News America
 Holdings Incorporated
 9.250% 2/01/2013       3,000,000     3,360,870
Norfolk Southern
 Corporation
 7.220% 9/15/2006       3,000,000     3,056,580
Norfolk Southern
 Corporation
 7.400% 9/15/2006       2,000,000     2,031,140
North Finance
 (Bermuda) Limited
 144A
 7.000% 9/15/2005       2,000,000     1,970,000
Pearson Inc. 144A
 7.375% 9/15/2006       3,000,000     3,012,900
Penske Truck Leasing
 Co., L.P.
 7.750% 5/15/1999       1,500,000     1,548,210
Ralston Purina
 Company
 7.750% 10/01/2015      2,000,000     2,050,920
Rite Aid Corporation
 6.700% 12/15/2001      2,000,000     1,996,180
Rolls-Royce Capital
 Inc.
 7.125% 7/29/2003       2,000,000     2,002,980
Scholastic Corporation
 7.000% 12/15/2003      4,000,000     3,992,280
Thomas & Betts
 Corporation (D)
 8.250% 1/15/2004       2,500,000     2,597,825
Time Warner Inc.
 7.750% 6/15/2005       3,000,000     3,017,790
United Air Lines, Inc.
 10.110% 2/19/2006        939,710     1,040,390
US Air, Inc.
 7.500% 10/15/2009      1,461,057     1,475,667

                        Principal
                         Amount     Market Value
                         ------     ------------
Valassis
 Communications, Inc.
 9.550% 12/01/2003   $  2,000,000  $  2,081,280
Westinghouse Electric
 Corporation
 8.375% 6/15/2002       1,000,000     1,019,670
W.R. Grace & Co.
 8.000% 8/15/2004       5,000,000     5,293,600
                                   ------------
TOTAL CORPORATE DEBT                117,886,532
                                   ------------
(Cost $114,776,584)

NON - U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 1.1%
Collateralized Mortgage Obligation
Prudential Home
 Mortgage Securities
 1993-26 Class A6
 6.750% 7/25/2008       4,000,000     4,008,720
                                   ------------
(Cost $3,955,000)

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 20.2%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 4.6%
Collateralized Mortgage Obligations -- 4.5%
FHLMC Series 1080
 Class D
 7.000% 7/15/2020       2,900,319     2,933,847
FHLMC Series 1322
 Class G
 7.500% 2/15/2007       2,000,000     2,048,120
FHLMC Series 1460
 Class H
 7.000% 5/15/2007       2,000,000     2,020,000
FHLMC Series 1490
 Class PJ
 6.000% 5/15/2007         600,000       589,122
FHLMC Series 1612
 Class PD
 5.750% 5/15/2006       5,000,000     4,915,600
FHLMC Series 1625
 Class EA
 5.750% 3/15/2007       3,500,000     3,436,545
                                   ------------
                                     15,943,234
                                   ------------
Pass-Through Securities -- 0.1%
FHLMC
 9.000% 3/01/2017         368,612       392,225
                                   ------------
                                     16,335,459
                                   ------------
Federal National Mortgage
Association (FNMA) -- 5.6%
Collateralized Mortgage Obligations -- 5.4%
FNMA Series 1989-20
 Class A
 6.750% 4/25/2018       4,267,616     4,107,580
FNMA Series 1992-86
 Class C
 7.000% 6/25/2003         115,745       115,419

                        Principal
                         Amount     Market Value
                         ------     ------------
FNMA Series 1993-134
 Class GA
 6.500% 2/25/2007    $  5,000,000  $  4,964,050
FNMA Series 1993-175
 Class PL
 5.000% 10/25/2002      1,390,909     1,381,770
FNMA Series 1993-191
 Class PD
 5.400% 3/25/2004       1,500,000     1,487,340
FNMA Series 1993-221
 Class D
 6.000% 12/25/2008      2,500,000     2,390,625
FNMA Series 1996-54
 Class C
 6.000% 9/25/2008       5,000,000     4,800,000
                                   ------------
                                     19,246,784
                                   ------------
Pass-Through Securities -- 0.2%
FNMA
 8.000% 5/01/2013         555,094       571,180
                                   ------------
                                     19,817,964
                                   ------------
Government National Mortgage
Association (GNMA) -- 8.3%
Collateralized Mortgage Obligation -- 0.5%
JHM Acceptance
 Corporation Series E
 Class 5
 8.960% 4/01/2019       1,633,748     1,718,491
                                    -----------
Pass-Through Securities -- 7.8%
GNMA
 6.000% 12/20/2025      5,579,916     5,706,355
GNMA
 7.000% 7/20/2025 -
          9/20/2025     5,474,412     5,591,443
GNMA
 7.500% 1/15/2017 -
          6/15/2017     7,142,857     7,188,784
GNMA
 8.000% 4/15/2001 -
          3/15/2008     8,808,388     9,102,855
GNMA
 9.000% 12/15/2004 -
          10/15/2009      500,156       532,822
                                   ------------
                                     28,122,259
                                   ------------
                                     29,840,750
                                   ------------
U.S. Government Guaranteed Notes -- 1.7%
1994-A Baxter
 Springs, KS
 5.930% 8/01/1999         700,000       696,500
1994-A Erie, PA
 5.930% 8/01/1999       1,590,000     1,582,050
1994-A Los Angeles
 County, CA
 5.930% 8/01/1999         190,000       189,050

                                                                     (Continued)

22 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Principal
                         Amount     Market Value
                         ------     ------------
1994-A Montgomery
 County, PA
 5.930% 8/01/1999      $  150,000  $    149,250
1994-A Pohatcong
 Township, NJ
 5.930% 8/01/1999         255,000       253,725
1994-A Rochester, NY
 5.930% 8/01/1999         135,000       134,325
1994-A Sacramento,
 CA
 5.930% 8/01/1999          60,000        59,700
1994-A Santa Ana,
 CA
 5.930% 8/01/1999         920,000       915,400
U.S. Dept. of Housing
 and Urban
 Development, Series
 1996-A
 6.670% 8/01/2001       2,000,000     2,020,000
                                   ------------
                                      6,000,000
                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                   71,994,173
                                   ------------
(Cost $70,455,483)

U.S. TREASURY OBLIGATIONS -- 34.6%
U.S. Treasury Bonds -- 15.4%
U.S. Treasury Bond
 7.250% 5/15/2016      20,700,000    21,857,958
U.S. Treasury Bond
 8.875% 8/15/2017      26,750,000    33,040,530
                                   ------------
                                     54,898,488
                                   ------------
U.S. Treasury Notes -- 13.6%
U.S. Treasury Note
 5.875% 4/30/1998       7,000,000     7,010,920
U.S. Treasury Note
 6.375% 5/15/1999      23,500,000    23,701,865
U.S. Treasury Note
 8.875% 11/15/1998     17,000,000    17,887,230
                                   ------------
                                     48,600,015
                                   ------------
U.S. Treasury Strips -- 5.6%
U.S. Treasury Strip -- Principal Only
 0.000% 2/15/1999      19,500,000    17,237,220
U.S. Treasury Strip -- Principal Only
 0.000% 2/15/2015       9,250,000     2,708,308
                                   ------------
                                     19,945,528
                                   ------------
TOTAL U.S. TREASURY
OBLIGATIONS                         123,444,031
                                   ------------
(Cost $123,480,345)

TOTAL BONDS & NOTES                 346,242,717
                                   ------------
(Cost $341,522,655)

                        Principal
                         Amount     Market Value
                         ------     ------------
SHORT-TERM INVESTMENTS -- 1.8%
Commercial Paper
Bausch & Lomb Inc.
 6.850% 1/08/1997       1,140,000     1,138,482
Indiana Michigan
 Power Company
 6.700% 1/03/1997       3,000,000     2,998,883
Lockheed Martin
 Corporation
 7.000% 1/02/1997       2,355,000     2,354,542
                                   ------------
TOTAL SHORT-TERM
INVESTMENTS                           6,491,907
                                   ------------
(At Amortized Cost)

TOTAL INVESTMENTS -- 98.8%          352,734,624
(Cost $348,014,562)[

Other Assets/
(Liabilities) - 1.2%                  4,330,553
                                   ------------
NET ASSETS-- 100.0%                $357,065,177
                                   ------------

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes
(Note 7)

144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(D) All or a portion of this security is segregated to cover forward purchase commitments (Note 2).

   The accompanying notes are an integral part of the financial statements.   23

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements
--------------------------------------------------------------------------------

                                                               December 31, 1996
                                                               ----------------
Statement of Assets and Liabilities
Assets:
     Investments, at value (cost $341,522,655) (Note 2).....   $    346,242,717
     Short-term investments, at amortized cost (Note 2).....          6,491,907
                                                               ----------------
       Total Investments....................................        352,734,624
     Cash...................................................              4,936
     Receivables from:
       Fund shares sold.....................................            380,193
       Interest.............................................          4,574,725
       Investment manager (Note 3)..........................             17,663
                                                               ----------------
         Total assets.......................................        357,712,141
                                                               ----------------
Liabilities:
     Payables for:
       Investments purchased................................            142,615
       Settlement of investments purchased on a
         forward commitment basis (Note 2)..................             11,739
       Fund shares redeemed.................................            306,112
       Directors' fees and expenses (Note 3)................              5,176
       Affiliates (Note 3):
         Investment management fees.........................            139,334
         Administration fees................................             26,194
         Service and distribution fees......................                243
     Accrued expenses and other liabilities.................             15,551
                                                               ----------------
         Total liabilities..................................            646,964
                                                               ----------------
     Net assets.............................................   $    357,065,177
                                                               ================
Net assets consist of:
     Paid-in capital........................................        352,396,989
     Undistributed net investment income....................          1,845,746
     Accumulated net realized loss on investments...........         (1,885,881)
     Net unrealized appreciation on investments
         and forward commitments............................          4,708,323
                                                               ----------------
                                                               $    357,065,177
                                                               ================
Net assets:
     Class 1................................................   $        120,838
                                                               ================
     Class 2................................................   $        122,293
                                                               ================
     Class 3................................................   $        123,107
                                                               ================
     Class 4................................................   $    356,698,939
                                                               ================
Shares outstanding:
     Class 1................................................             11,512
                                                               ================
     Class 2................................................             11,631
                                                               ================
     Class 3................................................             11,699
                                                               ================
     Class 4................................................         34,141,922
                                                               ================
Net asset value, offering price and
redemption price per share:
     Class 1................................................   $          10.50
                                                               ================
     Class 2................................................   $          10.51
                                                               ================
     Class 3................................................   $          10.52
                                                               ================
     Class 4................................................   $          10.45
                                                               ================

24  The accompanying notes are an integral part of the finanial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                              Year ended
                                                           December 31, 1996
                                                           -----------------
Statement of Operations
Investment income:
     Interest...........................................   $     20,691,459
                                                           -----------------
Expenses (Note 1):
     Investment management fees (Note 3)................          1,375,667
     Custody fees.......................................             38,056
     Audit and legal fees...............................             10,158
     Directors' fees (Note 3)...........................             15,247
     Fees waived by the investment manager (Note 3).....           (128,270)
                                                           -----------------
                                                                  1,310,858
     Administration fees (Note 3):
       Class 1..........................................                737
       Class 2..........................................                614
       Class 3..........................................            257,095
     Distribution and service fees (Note 3):
       Class 1..........................................                842
       Class 2..........................................                178
                                                           -----------------
         Net expenses...................................          1,570,706
                                                           -----------------
         Net investment income..........................         19,120,753
                                                           -----------------

Realized and unrealized gain (loss):
     Net realized loss on investment transactions
     and forward commitments............................         (1,886,093)
     Net change in unrealized appreciation
     (depreciation) on
       investments and forward commitments..............         (6,456,882)
                                                           -----------------
         Net realized and unrealized loss...............         (8,342,975)
                                                           -----------------
     Net increase in net assets resulting from
     operations.........................................   $     10,777,778
                                                           =================

   The accompanying notes are an integral part of the financial statements.   25

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                   Year ended             Year ended
                                                                                December 31, 1996      December 31, 1995
                                                                                -----------------      -----------------
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets:
Operations:
     Net investment income................................................       $    19,120,753        $    14,053,804
     Net realized gain (loss) on investment transactions
      and forward commitments.............................................            (1,886,093)             9,143,745
     Net change in unrealized appreciation (depreciation) on
      investments and forward commitments.................................            (6,456,882)            14,064,619
                                                                                -----------------      -----------------
      Net increase in net assets resulting from operations................            10,777,778             37,262,168
                                                                                -----------------      -----------------
Distributions to shareholders (Note 2):
     From net investment income:
     Class 1..............................................................                (4,416)                (7,975)
     Class 2..............................................................                (5,227)                (5,956)
     Class 3..............................................................                (5,674)                (6,329)
     Class 4..............................................................           (17,374,307)           (13,924,661)
                                                                                -----------------      -----------------
      Total distributions from net investment income......................           (17,389,624)           (13,944,921)
                                                                                -----------------      -----------------
     From net realized gains:
     Class 1..............................................................                  (740)                (4,784)
     Class 2..............................................................                  (714)                (3,332)
     Class 3..............................................................                  (715)                (3,329)
     Class 4..............................................................            (1,942,817)            (7,028,844)
                                                                                -----------------      -----------------
      Total distributions from net realized gains.........................            (1,944,986)            (7,040,289)
                                                                                -----------------      -----------------
Net fund share transactions (Note 5):
     Class 1..............................................................               (45,858)                61,915
     Class 2..............................................................                 5,941                  9,288
     Class 3..............................................................                 6,389                  9,658
     Class 4..............................................................           111,704,711             43,139,641
                                                                                -----------------      -----------------
      Increase in net assets from net fund share transactions.............           111,671,183             43,220,502
                                                                                -----------------      -----------------
     Total increase in net assets.........................................           103,114,351             59,497,460
Net assets:
     Beginning of period..................................................           253,950,826            194,453,366
                                                                                -----------------      -----------------
     End of period (including undistributed net investment income
      of $1,845,746 and $114,829, respectively)...........................       $   357,065,177        $   253,950,826
                                                                                =================      =================

26 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                      Class 1
                                                                                                   ------------
                                                                                Year ended           Year ended        Period Ended
                                                                                 12/31/96             12/31/95          12/31/94**
                                                                               -----------         ------------        ------------
Net asset value, beginning of period                                           $    10.79          $      9.90         $     10.00
                                                                               -----------         ------------        ------------
Income (loss) from investment operations:
  Net investment income                                                              0.53***              0.50                0.10
  Net realized and unrealized gain (loss) on investments                            (0.36)                1.26               (0.10)
                                                                               -----------         ------------        ------------
   Total income (loss) from investment operations                                    0.17                 1.76                  --
                                                                               -----------         ------------        ------------
Less distributions to shareholders:
  From net investment income                                                        (0.40)               (0.54)              (0.10)
  From net realized gains                                                           (0.06)               (0.33)                 --
                                                                               -----------         ------------        ------------
   Total distributions                                                              (0.46)               (0.87)              (0.10)
                                                                               -----------         ------------        ------------
Net asset value, end of period                                                 $    10.50          $     10.79         $      9.90
                                                                               ===========         ============        ============
Total Return                                                                         1.60%               17.81%               0.00%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                                  $121                 $171                $101
  Net expenses to average daily net assets#                                          1.65%                1.65%               1.65%*
  Net investment income to average daily net assets                                  5.10%                5.39%               5.91%*
  Portfolio turnover rate                                                              54%                 104%                  7%
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                     1.69%                1.69%               1.71%*



                                                                                                      Class 2
                                                                                                   ------------

                                                                                Year ended           Year ended        Period Ended
                                                                                 12/31/96             12/31/95          12/31/94**
                                                                               -----------         ------------         ------------
Net asset value, beginning of period                                           $    10.82          $      9.90         $     10.00
                                                                               -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                              0.60***              0.64                0.11
  Net realized and unrealized gain (loss) on investments                            (0.38)                1.19               (0.10)
                                                                               -----------         ------------         ------------
   Total income (loss) from investment operations                                    0.22                 1.83                0.01
                                                                               -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                        (0.47)               (0.58)              (0.11)
  From net realized gains                                                           (0.06)               (0.33)                 --
                                                                               -----------         ------------         ------------
   Total distributions                                                              (0.53)               (0.91)              (0.11)
                                                                               -----------         ------------         ------------
Net asset value, end of period                                                 $    10.51          $     10.82         $      9.90
                                                                               ===========         ============         ============
Total Return                                                                         2.07%               18.51%               0.08%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                                  $122                 $120                $101
  Net expenses to average daily net assets#                                          1.10%                1.10%               1.10%*
  Net investment income to average daily net assets                                  5.67%                5.97%               6.46%*
  Portfolio turnover rate                                                              54%                 104%                  7%
   #Computed after giving effect to the reduction in
     management fee by MassMutual. Without this reduction of
     fees by the investment manager, the ratio of expenses
     to average daily net assets would have been:                                    1.14%                1.14%               1.16%*

*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.


   The accompanying notes are an integral part of the financial statesments.  27

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                     Class 3
                                                                                                  ------------
                                                                               Year ended           Year ended     Period Ended
                                                                                12/31/96             12/31/95       12/31/94**
                                                                              -----------         ------------     ------------
Net asset value, beginning of period                                          $    10.82          $      9.90      $     10.00
                                                                              -----------         ------------     ------------
Income (loss) from investment operations:
  Net investment income                                                             0.64***              0.68             0.11
  Net realized and unrealized gain (loss) on investments                           (0.37)                1.19            (0.10)
                                                                              -----------         ------------     ------------
   Total income (loss) from investment operations                                   0.27                 1.87             0.01
                                                                              -----------         ------------     ------------
Less distributions to shareholders:
  From net investment income                                                       (0.51)               (0.62)           (0.11)
  From net realized gains                                                          (0.06)               (0.33)              --
                                                                              -----------         ------------     ------------
   Total distributions                                                             (0.57)               (0.95)           (0.11)
                                                                              -----------         ------------     ------------
Net asset value, end of period                                                $    10.52          $     10.82      $      9.90
                                                                              ===========         ============     ============
Total Return                                                                        2.52%               18.87%            0.09%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                                 $123                 $120             $101
  Net expenses to average daily net assets#                                         0.75%                0.75%            0.75%*
  Net investment income to average daily net assets                                 6.01%                6.32%            6.83%*
  Portfolio turnover rate                                                             54%                 104%               7%
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                     0.79%                0.79%            0.81%*

                                                                                                     Class 4
                                                                                                  ------------
                                                                               Year ended           Year ended     Period Ended
                                                                                12/31/96             12/31/95       12/31/94**
                                                                              -----------         ------------     ------------
Net asset value, beginning of period                                          $    10.75          $      9.84      $     10.00
                                                                              -----------         ------------     ------------
Income (loss) from investment operations:
  Net investment income                                                             0.67***              0.72***          0.18
  Net realized and unrealized gain (loss) on investments                           (0.37)                1.17            (0.16)
                                                                              -----------         ------------     ------------
   Total income (loss) from investment operations                                   0.30                 1.89             0.02
                                                                              -----------         ------------     ------------
Less distributions to shareholders:
  From net investment income                                                       (0.54)               (0.65)           (0.18)
  From net realized gains                                                          (0.06)               (0.33)              --
                                                                              -----------         ------------     ------------
   Total distributions                                                             (0.60)               (0.98)           (0.18)
                                                                              -----------         ------------     ------------
Net asset value, end of period                                                $    10.45          $     10.75      $      9.84
                                                                              ===========         ============     ============
Total Return/@/                                                                     2.80%               19.15%            0.20%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                             $356,699             $253,540         $194,150
  Net expenses to average daily net assets#                                       0.5130%              0.5130%          0.5130%*
  Net investment income to average daily net assets                                 6.26%                6.56%            6.86%*
  Portfolio turnover rate                                                             54%                 104%               7%
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                   0.5550%              0.5553%          0.5672%*

/*/Annualized
/**/For the period from October 3, 1994 (commencement of operations) through
    December 31, 1994.
/***/Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
/@/Employee retirement benefit plans that invest plan assets in the Separate
   Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Balanced Fund?

The objective and policies of the Fund are to:
 . achieve high total rate of return over the long term consistent with the preservation of capital
 . invest in equity securities, fixed-income securities and money market instruments
 . manage the allocation of investments in three sectors within the following ranges:

10%-45% Prime Sector
10%-25% Core Bond Sector
45%-65% Value Equity Sector

How did the Fund perform over the past year?

We're very pleased with the Fund's performance. With 50% of net assets invested in stocks, we participated in the strong performance of the equity market over the period. But with 16% of net assets invested in bonds and the remaining 34% in cash and short-term fixed income investments, we were able to do so with far less risk than pure stock investments.

What types of stocks worked best over the period?

The stocks of the large, well-established companies we tend to own performed best over the year, and that was a benefit. Within the portfolio, some of our top performers were financial services, capital spending, technology and drug stocks. Many of our bank stocks did well due to strong profits and ongoing consolidations. Capital spending stocks were also strong. We owned a full position in GE, which was one of our best performers, up approximately 40 percent for the year. And though we tend to be underweighted in technology stocks since few have the reasonable valuations and dividend records we require, we added to our position in IBM over the course of the year, and that benefited us.

On the whole, our stock strategy remained consistent over the past year. We maintained a well-diversified portfolio of what we considered the best stocks across numerous industries rather than making investments based on current economic forecasts. We worked to buy good value wherever we found it in the market, and we sold stocks that we felt had become risky, reaching what we'd targeted as peaks for their performance cycles.

What was the bond strategy during the year?

The bond portfolio turned in a positive performance for the year, but it fell far short of the returns generated by stocks. The investment grade fixed income market had a somewhat difficult year due primarily to two factors. First, interest rates rose slightly, and that negatively impacted price performance. Second, a high level of volatility resulting from continuously changing economic expectations colored the market and investor emotion throughout the year. Our strategy inside this uneasy environment was to remain diversified between Treasuries, mortgage-backed securities, asset-backed securities, and corporate bonds, searching for opportunities to add value over time. This, plus maintaining a duration of approximately five years, kept our performance closely in line with our benchmark, the Lehman Brothers Government/Corporate Bond Index.

What changes, if any, are being made to the portfolio?

As always, we are constantly looking for compelling opportunities in both the stock and bond markets. Outside of that, however, our plan barring any unforeseen world economic or political events is to keep the portfolio allocations near their current positions. Both our Value Equity and Core Bond portions have risen since mid-year -- stocks due to their appreciation, and bonds because we were able to buy into value -- but they are still slightly below our neutral positions for both markets. At this allocation, we believe we are positioned to capture most of the markets' potential returns while keeping a tight rein on risk.

What is the outlook for the Fund?

We continue to expect that the coming year will be more typical than 1996 or 1995 was for both markets. The economy remains healthy, corporate America is efficient and competitive, and even after the sixth year of economic expansion, there are very few signs suggesting inflation is on the rise. As a result, we believe stocks will have another positive year, but after an impressive two-year run, one that is more in line with the market's long-term history. In the bond market, without seeing a need for the Federal Reserve to aggressively tighten money supply, we expect a better year than last, with income the major component driving returns. Since it is under historically "normal" conditions like these that this portfolio typically performs best, our outlook is quite favorable.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

            [CHART OF GROWTH OF A $10,000 INVESTMENT APPEARS HERE]

"10/3/94"     10000     10000     10000     10000     10000
"12/94"       10000     10017     10028     10029      9880
"6/95"        11086     11124     11158     11179     11203
"12/95"       11992     12070     12132     12164     12306
"6/96"        12544     12656     12741     12788     12860
"12/96"       13391     13548     13662     13725     13960

             [PIE CHART OF MASSMUTUAL BALANCED FUND APPEARS HERE]

                            MassMutual Balanced Fund
                        Largest Stock Holdings (12/31/96)

Bristol-Myers Squibb Company
General Electric Company
Pfizer, Incorporated
Hewlett-Packard Company
AMP, Incorporated
Amoco Corporation
SAFECO Corporation
Goodyear Tire & Rubber Company
The Bank of New York Company,
 Incorporated
Marsh & McLennan Companies, Inc.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996


                       Number of
                         Shares     Market Value
                         ------     ------------
EQUITIES -- 50.2%
Aerospace & Defense -- 0.9%
Boeing Company             27,000  $  2,872,125
Raytheon Company            1,200        57,750
TRW, Inc.                  48,200     2,385,900
                                   ------------
                                      5,315,775
                                   ------------

Agribusiness -- 0.6%
Pioneer Hi-Bred
 International, Inc.       45,500     3,185,000
                                   ------------

Apparel, Textiles & Shoes -- 0.5%
VF Corporation             44,500     3,003,750
                                   ------------

Automotive & Parts -- 2.4%
Ford Motor Company         97,300     3,101,438
Genuine Parts
 Company                  103,000     4,583,500
Goodyear Tire &
 Rubber Company           113,700     5,841,338
                                   ------------
                                     13,526,276
                                   ------------

Banking, Savings & Loans -- 3.2%
The Bank of New
 York Company,
 Incorporated             170,000     5,737,500
Comerica, Incorporated     41,500     2,173,563
CoreStates Financial
 Corp.                     81,500     4,227,813
Norwest Corporation        57,000     2,479,500
Wachovia Corp.             60,100     3,395,650
                                   ------------
                                     18,014,026
                                   ------------

Beverages -- 1.0%
Brown-Forman
 Corporation (Class B)     66,600     3,046,950
Pepsico, Inc.              84,000     2,457,000
                                   ------------
                                      5,503,950
                                   ------------

Chemicals -- 2.0%
E. I. du Pont de
 Nemours and Company       33,000     3,114,375
The Lubrizol
 Corporation               63,300     1,962,300
Nalco Chemical
 Company                   81,500     2,944,188
Rohm & Haas
 Company                   39,000     3,183,375
                                   ------------
                                     11,204,238
                                   ------------

Communications -- 0.6%
AT & T Corporation         84,000     3,654,000
                                   ------------

Computers & Office Equipment -- 3.7%
Hewlett-Packard
 Company                  122,000     6,130,500
International Business
 Machines Corporation      35,000     5,285,000
Pitney Bowes, Inc.         84,000     4,578,000
Xerox Corporation          90,000     4,736,250
                                   ------------
                                     20,729,750
                                   ------------

Containers -- 0.6%
Temple-Inland, Inc.        63,000     3,409,875
                                   ------------

Cosmetics & Personal Care -- 0.8%
Kimberly-Clark
 Corporation               48,400     4,610,100
                                   ------------

Drugs -- 0.6%
Pharmacia & Upjohn,
 Inc.                      85,000     3,368,125
                                   ------------

Electric Utilities -- 0.6%
NIPSCO Industries,
 Inc.                      40,000     1,585,000
SCANA Corporation          75,000     2,006,250
                                   ------------
                                      3,591,250
                                   ------------

Electrical Equipment & Electronics -- 3.8%
AMP, Incorporated         156,700     6,013,363
General Electric
 Company                   82,000     8,107,750
Honeywell Inc.             44,000     2,893,000
Hubbell, Incorporated
 (Class B)                 96,023     4,152,986
                                   ------------
                                     21,167,099
                                   ------------

Energy -- 4.3%
Amoco Corporation          74,000     5,957,000
Atlantic Richfield
 Company                   20,300     2,689,750
Chevron Corporation        70,500     4,582,500
Kerr-McGee
 Corporation               43,500     3,132,000
Mobil Corporation          35,000     4,278,750
Teco Energy, Inc.          57,000     1,375,125
Unocal Corporation         68,900     2,799,063
                                   ------------
                                     24,814,188
                                   ------------

Financial Services -- 0.8%
American Express
 Company                   76,500     4,322,250

Foods -- 1.4%
ConAgra, Inc.              62,200     3,094,450
CPC International, Inc.    61,000     4,727,500
                                   ------------
                                      7,821,950
                                   ------------

Forest Products & Paper -- 1.3%
Westvaco Corporation      101,500     2,918,125
Weyerhaeuser Company       90,400     4,282,700
                                   ------------
                                      7,200,825
                                   ------------

Hardware & Tools -- 0.6%
The Stanley Works         123,000     3,321,000
                                   ------------

Healthcare -- 4.4%
Becton, Dickinson and
 Company                  102,000     4,424,250
Bristol-Myers Squibb
 Company                   89,000     9,678,750
Pfizer, Incorporated       74,000     6,132,750
Schering-Plough Corp.      69,800     4,519,550
                                   ------------
                                     24,755,300
                                   ------------

Industrial Distribution -- 0.7%
W.W. Grainger, Inc.        48,000     3,852,000
                                   ------------

Industrial Transportation -- 0.7%
Norfolk Southern
 Corporation               48,000     4,200,000
                                   ------------

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.   31

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                       Number of
                         Shares     Market Value
                         ------     ------------
Insurance -- 4.0%
Allstate Corporation       36,544  $  2,114,984
Jefferson-Pilot
 Corporation               39,750     2,250,844
Marsh & McLennan
 Companies, Inc.           55,000     5,720,000
MBIA, Inc.                 51,500     5,214,375
SAFECO Corporation        149,000     5,876,188
Unitrin, Inc.              28,500     1,588,875
                                   ------------
                                     22,765,266
                                   ------------

Machinery & Components -- 0.9%
Dover Corporation          62,000     3,115,500
Parker-Hannifin
 Corporation               48,000     1,860,000
                                   ------------
                                      4,975,500
                                   ------------

Miscellaneous -- 1.4%
Harsco Corporation         34,500     2,363,250
Minnesota Mining &
 Manufacturing
 Company                   68,000     5,635,500
                                   ------------
                                      7,998,750
                                   ------------

Oil & Gas -- 1.0%
Occidental Petroleum
 Corporation              128,500     3,003,688
Union Pacific
 Resources Group Inc.      89,500     2,617,875
                                   ------------
                                      5,621,563
                                   ------------

Photography -- 0.7%
Eastman Kodak
 Company                   49,300     3,956,325
                                   ------------

Publishing & Printing -- 1.1%
The McGraw-Hill
 Companies, Inc.           89,000     4,105,125
R.R. Donnelley & Sons
 Company                   75,500     2,368,813
                                   ------------
                                      6,473,938
                                   ------------

Retail -- 1.0%
The May Department
 Stores Company            70,500     3,295,875
Sears Roebuck and Co.      48,000     2,214,000
                                   ------------
                                      5,509,875
                                   ------------

Retail-Grocery -- 1.0%
Albertson's, Inc.         119,000     4,239,375
American Stores
 Company                   31,900     1,303,913
                                   ------------
                                      5,543,288
                                   ------------

Telecommunications -- 0.5%
GTE Corporation            57,000     2,593,500
                                   ------------

Telephone Utilities -- 1.5%
Ameritech Corporation      44,500     2,697,813
Frontier Corporation      134,500     3,043,063
Southern New England
 Telecommunications
 Corporation               66,000     2,565,750
                                   ------------
                                      8,306,626
                                   ------------

Tobacco -- 1.6%
American Brands, Inc.      88,500     4,391,813
UST Inc.                  135,000     4,370,625
                                   ------------
                                      8,762,438
                                   ------------

TOTAL EQUITIES                      283,077,796
                                   ------------
(Cost $198,917,229)

                        Principal
                         Amount     Market Value
                         ------     ------------
BONDS & NOTES -- 15.9%
ASSET BACKED SECURITIES -- 1.5%
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000      $1,000,000  $  1,001,560
Chase Manhattan Auto
 Grantor Trust 1996-B,
 Class A
 6.610% 9/15/2002       2,286,319     2,302,026
Daimler-Benz Auto
 Grantor Trust 1995-A,
 Class A
 5.850% 5/15/2002       1,113,462     1,112,761
Daimler-Benz Vehicle
 Trust 1994-A
 5.950% 12/15/2000        147,249       147,386
Ford Credit 1994-B
 Grantor Trust
 7.300% 10/15/1999        357,498       361,520
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001       1,000,000     1,003,990
Nissan Auto
 Receivables 1994-A
 Grantor Trust, Class A
 6.450% 9/15/1999         438,841       439,939
Railcar Trust No.
 1992-1
 7.750% 6/01/2004         398,805       416,751
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class A1
 6.300% 6/25/2002       1,500,000     1,505,145
                                   ------------

TOTAL ASSET BACKED
SECURITIES                            8,291,078
                                   ------------
(Cost $8,269,339)

CORPORATE DEBT -- 5.6%
AirTouch
 Communications, Inc.
 7.500% 7/15/2006       1,000,000     1,026,480
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009       1,000,000       980,000
American Airlines,
Inc. (D)
 9.780% 11/26/2011      1,000,000     1,138,750
AMR Corporation (D)
 9.000% 8/01/2012         500,000       565,970
Analog Devices, Inc.
 6.625% 3/01/2000         500,000       493,650
Associates Corporation
 of North America
 6.750% 8/01/2001       1,000,000     1,003,670
Bell Atlantic Financial
 Services, Inc. (D)
 6.610% 2/04/2000       1,000,000     1,006,210
BHP Finance (USA)
 Limited
 6.420% 3/01/2026       1,000,000       989,910
Cardinal Distribution,
 Inc.
 8.000% 3/01/1997         500,000       501,565
Champion International
 Corporation
 6.400% 2/15/2026       1,000,000       954,690
The Charles Schwab
 Corporation
 6.250% 1/23/2003       1,000,000       963,750
CITGO Petroleum
 Corporation
 7.875% 5/15/2006         250,000       254,900
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 7/02/2014         499,897       544,263
Continental Airlines,
 Inc., Series 1996-B
 7.820% 10/15/2013        500,000       516,850
Delta Air Lines, Inc.
 8.540% 1/02/2007         437,643       465,066
English China Clays
 Delaware Inc. (D)
 7.375% 10/01/2002        500,000       513,880
ERAC USA Finance
 Company 144A
 6.950% 1/15/2006         500,000       491,875
FBG Finance Ltd.
 144A
 7.875% 6/01/2016       1,000,000     1,016,610
Fletcher Challenge Ltd.
 7.750% 6/20/2006         500,000       518,525
General American
 Transportation
 Corporation
 6.750% 3/01/2006       1,000,000       971,900

                                                                     (Continued)

32 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Principal
                         Amount     Market Value
                         ------     ------------
The Goldman Sachs
 Group, L.P. 144A
 6.200% 2/15/2001      $1,000,000  $    980,000
GTE Corporation
 9.100% 6/01/2003         500,000       557,745
Leucadia National
 Corporation
 7.750% 8/15/2013       1,000,000       988,570
Lockheed Martin
 Corporation
 7.700% 6/15/2008       1,000,000     1,046,230
McDonnell Douglas
 Corporation
 6.875% 11/01/2006        500,000       490,630
McDonnell Douglas
 Corporation  (D)
 9.250% 4/01/2002         500,000       558,450
Newmont Mining
 Corporation  (D)
 8.625% 4/01/2002       1,000,000     1,055,690
News America
 Holdings Incorporated
 9.250% 2/01/2013       1,000,000     1,120,290
Norfolk Southern
 Corporation
 7.220% 9/15/2006         850,000       866,031
Norfolk Southern
 Corporation
 7.400% 9/15/2006       1,000,000     1,015,570
North Finance
 (Bermuda) Limited
 144A
 7.000% 9/15/2005       1,000,000       985,000
Pearson Inc. 144A
 7.375% 9/15/2006         500,000       502,150
Polaroid Corporation
 7.250% 1/15/1997       1,000,000     1,000,220
Rite Aid Corporation
 6.700% 12/15/2001        500,000       499,045
Rolls-Royce Capital
 Inc.
 7.125% 7/29/2003       1,000,000     1,001,490
Scholastic Corporation
 7.000% 12/15/2003      1,000,000       998,070
Thomas & Betts
 Corporation
 8.250% 1/15/2004         500,000       519,565
Time Warner Inc.
 7.750% 6/15/2005       1,000,000     1,005,930
US Air, Inc.
 7.500% 10/15/2009        487,019       491,889
W.R. Grace & Co.
 8.000% 8/15/2004       1,000,000     1,058,720
                                   ------------

TOTAL CORPORATE DEBT                 31,659,799
                                   ------------
(Cost $30,638,759)

                        Principal
                         Amount     Market Value
                         ------     ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 4.4%
Federal Home Loan Mortgage Corporation (FHLMC) -- 0.9%
Collateralized Mortgage Obligations -- 0.8%
FHLMC Series 1322
 Class G
 7.500% 2/15/2007      $1,000,000  $  1,024,060
FHLMC Series 1625
 Class D
 5.250% 7/15/2004       3,100,000     3,067,047
FHLMC Series 1625
 Class EA
 5.750% 3/15/2007       1,000,000       981,870
                                   ------------
                                      5,072,977
                                   ------------

Pass-Through Securities -- 0.1%
FHLMC
 9.000% 3/01/2017         184,306       196,112
                                   ------------
                                      5,269,089
                                   ------------

Federal National Mortgage Association
(FNMA) -- 1.0%
Collateralized Mortgage Obligations -- 0.9%
FNMA Series 1993-134
 Class GA
 6.500% 2/25/2007       1,000,000       992,810
FNMA Series 1993-191
 Class PD
 5.400% 3/25/2004       1,000,000       991,560
FNMA Series 1993-221
 Class D
 6.000% 12/25/2008      1,000,000       956,250
FNMA Series 1996-54
 Class C
 6.000% 9/25/2008       2,000,000     1,920,000
                                   ------------
                                      4,860,620
                                   ------------

Pass-Through Securities -- 0.1%
FNMA
 8.000% 5/01/2013         555,094       571,180
                                   ------------
                                      5,431,800
                                   ------------

Government National Mortgage Association (GNMA) -- 1.4%
Pass-Through Securities
GNMA
 6.000% 12/20/2025        464,993       475,530
GNMA
 7.000% 7/20/2025       1,837,048     1,876,085
GNMA
 7.500% 10/15/2006 -
          6/15/2017     3,020,543     3,054,435

                        Principal
                         Amount     Market Value
                         ------     ------------
GNMA
 8.000% 11/15/2004 -
          7/15/2008    $1,863,588  $  1,925,887
GNMA
 9.000% 12/15/2008 -
          5/15/2009       607,143       646,796
                                   ------------
                                      7,978,733
                                   ------------

U.S. Government Guaranteed Notes -- 1.1%
1991-A Fairfax
 County, VA
 8.740% 8/01/2001         200,000       216,374
1991-A Jefferson
 Park, CA
 8.740% 8/01/2001       1,740,000     1,882,454
1991-A Monroe
 County, NY
 8.740% 8/01/2001         500,000       540,935
1991-A Rochester, NY
 8.740% 8/01/2001          60,000        64,912
U.S. Dept. of Housing
 and Urban
 Development, Series
 1995-A  (D)
 8.240% 8/01/2002       3,000,000     3,255,060
                                   ------------
                                      5,959,735
                                   ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                   24,639,357
                                   ------------
(Cost $23,963,711)

U.S. TREASURY OBLIGATIONS -- 4.4%
U.S. Treasury Bonds -- 2.7%
U.S. Treasury Bond
 7.250% 5/15/2016       5,250,000     5,543,685
U.S. Treasury Bond
 8.750% 5/15/2017       8,250,000    10,066,320
                                   ------------
                                     15,610,005
                                   ------------

U.S. Treasury Notes -- 1.3%
U.S. Treasury Note
 6.125% 3/31/1998       3,700,000     3,717,908
U.S. Treasury Note
 7.125% 2/29/2000       3,300,000     3,397,449
                                   ------------
                                      7,115,357
                                   ------------

U.S. Treasury Strip -- 0.4%
U.S. Treasury Strip -- Principal Only
 0.000% 2/15/1999       2,250,000     1,988,910

TOTAL U.S. TREASURY
OBLIGATIONS                          24,714,272
                                   ------------
(Cost $24,499,494)

TOTAL BONDS & NOTES                  89,304,506
                                   ------------
(Cost $87,371,303)

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.   33

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                    Principal
                                      Amount     Market Value
                                      ------     ------------
SHORT-TERM INVESTMENTS -- 30.2%
Commercial Paper
Burlington Northern
 Santa Fe Corp.
 5.500% 1/21/1997                   $ 7,090,000   $  7,068,336
Burlington Northern
 Santa Fe Corp.
 5.970% 1/03/1997                     4,290,000      4,288,577
Carter Holt Harvey
 Limited
 5.500% 1/23/1997                     3,750,000      3,737,396
Central and South
 West Corporation
 5.520% 1/14/1997                     3,140,000      3,133,741
Central and South
 West Corporation
 5.620% 2/07/1997                     3,470,000      3,449,957
Central and South
 West Corporation
 5.630% 1/17/1997                     5,550,000      5,536,113
Comdisco, Inc.
 5.520% 1/15/1997                     2,790,000      2,784,011
Comdisco, Inc.
 5.820% 1/29/1997                     5,530,000      5,504,968
ConAgra, Inc.
 5.490% 2/04/1997                     4,135,000      4,113,560
Cox Enterprises, Inc.
 5.470% 2/28/1997                     3,000,000      2,973,562
Cox Enterprises, Inc.
 5.480% 2/05/1997                     2,680,000      2,665,722
Cox Enterprises, Inc.
 5.500% 2/13/1997                     6,170,000      6,129,467
Crown Cork & Seal
 Company Inc.
 5.800% 2/11/1997                     4,000,000      3,973,578
CSX Corporation
 5.800% 2/20/1997                     5,990,000      5,941,747
Dana Credit
 Corporation
 5.460% 1/02/1997                     4,320,000      4,319,345
Dana Credit
 Corporation
 5.530% 1/31/1997                     2,635,000      2,622,857
Dominion Resources,
 Inc.
 5.470% 1/22/1997                     4,300,000      4,286,279
Dominion Resources,
 Inc.
 5.520% 1/27/1997                     5,915,000      5,891,419
Dominion Resources,
 Inc.
 5.520% 1/28/1997                     3,335,000      3,321,193
ORIX Credit Alliance,
 Inc.
 5.490% 2/03/1997                     3,685,000      3,666,455
ORIX Credit Alliance,
 Inc.
 5.520% 1/08/1997                     2,230,000      2,227,606
ORIX Credit Alliance,
 Inc.
 5.620% 1/14/1997                       170,000        169,655
ORIX Credit Alliance,
 Inc.
 5.800% 1/06/1997                     5,335,000      5,330,702
ORIX Credit Alliance,
 Inc.
 5.850% 3/03/1997                     3,750,000      3,714,417
ORIX Credit Alliance,
 Inc.
 6.020% 2/27/1997                     2,285,000      2,263,220
Praxair, Inc.
 5.650% 2/21/1997                     3,435,000      3,407,506
Public Service
 Company of Colorado
 5.470% 1/17/1997                     2,355,000      2,349,275
Public Service
 Company of Colorado
 5.800% 2/25/1997                     4,200,000      4,162,783
Public Service
 Electric and Gas
 Company
 5.470% 1/10/1997                     3,955,000      3,949,592
Public Service
 Electric and Gas
 Company
 5.470% 1/24/1997                     2,360,000      2,351,753
Public Service
 Electric and Gas
 Company
 5.490% 1/13/1997                     3,655,000      3,648,311
Public Service
 Electric and Gas
 Company
 5.570% 2/06/1997                     5,655,000      5,623,502
Rayonier Inc.
 5.540% 1/07/1997                     3,000,000      2,997,230
Rite Aid Corporation
 5.600% 3/04/1997                     4,900,000      4,852,742
Sonat Inc.
 5.650% 1/09/1997                     5,030,000      5,023,685
Texas Utilities
 Electric Co.
 5.590% 2/14/1997                     4,500,000      4,469,255
Texas Utilities
 Electric Co.
 5.600% 2/10/1997                     3,800,000      3,776,356
Textron Financial
 Corporation
 5.500% 1/16/1997                     1,642,000      1,638,237
Textron Financial
 Corporation
 5.500% 2/18/1997                     3,000,000      2,978,000
Textron Financial
 Corporation
 5.560% 2/12/1997                     2,800,000      2,781,837
Union Pacific
 Corporation
 5.650% 1/30/1997                     2,920,000      2,906,710
Union Pacific
 Corporation
 5.800% 2/24/1997                     2,550,000      2,527,815
UOP
 5.600% 1/31/1997                     3,255,000      3,239,810
UOP
 5.620% 2/26/1997                     4,635,000      4,594,478
UOP
 5.750% 2/19/1997                     4,125,000      4,092,716
                                                 =============

TOTAL SHORT-TERM
INVESTMENTS                                        170,485,476
                                                 =============
(Cost $170,483,887)

TOTAL INVESTMENTS -- 96.3%                         542,867,778
 Cost $456,772,419)

Other Assets/
(Liabilities) - 3.7%                                20,818,070
                                                  ============

NET ASSETS-- 100.0%                               $563,685,848
                                                  ============

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 . All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

34  The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements
-------------------------------------------------------------------------------

                                                                                                 December 31, 1996
                                                                                                -------------------
Statement of
Assets and     Assets:
Liabilities         Investments, at value (cost $286,288,532) (Note 2).......................   $       372,382,302
                    Short-term investments, at value (cost $170,483,887) (Note 2)............           170,485,476
                                                                                                -------------------
                      Total Investments......................................................           542,867,778
                    Cash.....................................................................                 1,546
                    Receivables from:
                      Investments sold.......................................................               246,752
                      Fund shares sold.......................................................            19,719,860
                      Interest and dividends.................................................             1,898,035
                      Investment manager (Note 3)............................................                22,488
                                                                                                -------------------
                        Total assets.........................................................           564,756,459
                                                                                                -------------------

               Liabilities:
                    Payables for:
                      Investments purchased..................................................                87,044
                      Settlement of investments purchased on a
                        forward commitment basis (Note 2)....................................                 2,411
                      Fund shares redeemed...................................................               702,735
                      Directors' fees and expenses (Note 3)..................................                 5,176
                      Affiliates (Note 3):
                        Investment management fees...........................................               213,324
                        Administration fees..................................................                40,525
                        Service and distribution fees........................................                   266
                    Accrued expenses and other liabilities...................................                19,130
                                                                                                -------------------
                        Total liabilities....................................................             1,070,611
                                                                                                -------------------
                    Net assets...............................................................   $       563,685,848
                                                                                                ===================

               Net assets consist of:
                    Paid-in capital..........................................................   $       475,645,805
                    Undistributed net investment income......................................                26,102
                    Accumulated net realized gain on investments.............................             1,920,993
                    Net unrealized appreciation on investments
                        and forward commitments..............................................            86,092,948
                                                                                                -------------------
                                                                                                $       563,685,848
                                                                                                ===================

               Net assets:
                    Class 1..................................................................   $           133,821
                                                                                                ===================
                    Class 2..................................................................   $           135,418
                                                                                                ===================
                    Class 3..................................................................   $           136,218
                                                                                                ===================
                    Class 4..................................................................   $       563,280,391
                                                                                                ===================

               Shares outstanding:
                    Class 1..................................................................                10,838
                                                                                                ===================
                    Class 2..................................................................                10,948
                                                                                                ===================
                    Class 3..................................................................                10,994
                                                                                                ===================
                    Class 4..................................................................            45,632,444
                                                                                                ===================

               Net asset value, offering price and
               redemption price per share:
                    Class 1..................................................................   $             12.35
                                                                                                ===================
                    Class 2..................................................................   $             12.37
                                                                                                ===================
                    Class 3..................................................................   $             12.39
                                                                                                ===================
                    Class 4..................................................................   $             12.34
                                                                                                ===================


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                                     Year ended
                                                                                                  December 31, 1996
                                                                                                -------------------
Statement of
Operations     Investment income:
                    Interest.................................................................   $        15,133,862
                    Dividends................................................................             6,800,485
                                                                                                -------------------
                      Total investment income................................................            21,934,347
                                                                                                -------------------
               Expenses (Note 1):
                    Investment management fees (Note 3)......................................             2,271,174
                    Custody fees.............................................................                53,996
                    Audit and legal fees.....................................................                16,737
                    Directors' fees (Note 3).................................................                15,247
                    Fees waived by the investment manager (Note 3)...........................              (203,071)
                                                                                                -------------------
                                                                                                          2,154,083
                    Administration fees (Note 3):
                      Class 1................................................................                   794
                      Class 2................................................................                   661
                      Class 3................................................................                   412
                      Class 4................................................................               429,674
                    Distribution and service fees (Note 3):
                      Class 1................................................................                   903
                      Class 2................................................................                   191
                                                                                                -------------------
                        Net expenses.........................................................             2,586,718
                                                                                                -------------------
                        Net investment income................................................            19,347,629
                                                                                                -------------------

               Realized and unrealized gain (loss):
                    Net realized gain on investment transactions and forward commitments.....             8,885,806
                    Net change in unrealized appreciation (depreciation) on
                      investments and forward commitments....................................            33,108,845
                                                                                                -------------------
                        Net realized and unrealized gain.....................................            41,994,651
                                                                                                -------------------
                     Net increase in net assets resulting from operations....................   $        61,342,280
                                                                                                ===================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                               Year ended             Year ended
                                                                                           December 31, 1996      December 31, 1995
                                                                                          -------------------    ------------------
Statements of
Changes in Net  Increase(Decrease) in Net Assets:
Assets          Operations:
                    Net investment income............................................     $        19,347,629    $       16,724,229
                    Net realized gain on investment transactions
                     and forward commitments.........................................               8,885,806             4,359,989
                    Net change in unrealized appreciation (depreciation) on
                     investments and forward commitments.............................              33,108,845            55,498,858
                                                                                          -------------------    ------------------
                     Net increase in net assets resulting from operations............              61,342,280            76,583,076
                                                                                          -------------------    ------------------
               Distributions to shareholders (Note 2):
                    From net investment income:
                    Class 1..........................................................                  (3,204)               (4,846)
                    Class 2..........................................................                  (4,068)               (3,751)
                    Class 3..........................................................                  (4,538)               (4,120)
                    Class 4..........................................................             (19,441,756)          (16,528,781)
                                                                                          -------------------    ------------------
                     Total distributions from net investment income..................             (19,453,566)          (16,541,498)
                                                                                          -------------------    ------------------
                    From net realized gains:
                    Class 1..........................................................                  (1,969)               (1,239)
                    Class 2..........................................................                  (1,970)                 (859)
                    Class 3..........................................................                  (1,972)                 (857)
                    Class 4..........................................................              (7,883,759)           (3,230,318)
                                                                                          -------------------    ------------------
                     Total distributions from net realized gains.....................              (7,889,670)           (3,233,273)
                                                                                          -------------------    ------------------
               Net fund share transactions (Note 5):
                    Class 1..........................................................                 (49,367)               55,401
                    Class 2..........................................................                   6,038                 4,610
                    Class 3..........................................................                   6,510                 4,977
                    Class 4..........................................................              72,536,092            50,326,522
                                                                                          -------------------    ------------------
                     Increase in net assets from net fund share transactions.........              72,499,273            50,391,510
                                                                                          -------------------    ------------------
                    Total increase in net assets.....................................             106,498,317           107,199,815
               Net assets:
                    Beginning of period..............................................             457,187,531           349,987,716
                                                                                          -------------------    ------------------
                    End of period (including undistributed net investment income
                      of $26,102 and $179,574, respectively).........................     $       563,685,848    $      457,187,531
                                                                                          ===================    ==================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                     Class 1
                                                                                                   ------------
                                                                               Year ended           Year ended         Period Ended
                                                                                12/31/96             12/31/95           12/31/94**
                                                                              -----------         ------------         ------------
Net asset value, beginning of period                                          $    11.50          $      9.94          $     10.00
                                                                              -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                             0.34                 0.28                 0.06
  Net realized and unrealized gain (loss) on investments                            1.01                 1.70                (0.06)
                                                                              -----------         ------------         ------------
  Total income (loss) from investment operations                                    1.35                 1.98                   --
                                                                              -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                       (0.31)               (0.33)               (0.06)
  From net realized gains                                                          (0.19)               (0.09)                  --
                                                                              -----------         ------------         ------------
    Total distributions                                                            (0.50)               (0.42)               (0.06)
                                                                              -----------         ------------         ------------
Net asset value, end of period                                                $    12.35          $     11.50          $      9.94
                                                                              ===========         ============         ============
Total Return                                                                      11.67%               19.92%                0.00%
Ratios / Supplemental Data:
Net assets, end of period (000's)                                                   $134                 $173                 $100
  Net expenses to average daily net assets#                                        1.65%                1.65%               1.65%*
  Net investment income to average daily net assets                                2.71%                3.03%               3.39%*
  Portfolio turnover rate                                                            26%                  23%                   2%
  Average broker commission rate (a)                                          $    .0594                  N/A                  N/A
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                   1.69%                1.69%               1.71%*


                                                                                                     Class 2
                                                                                                    __________
                                                                               Year ended           Year ended         Period Ended
                                                                                12/31/96             12/31/95           12/31/94**
                                                                              -----------         ------------         ------------
Net asset value, beginning of period                                          $    11.53          $      9.95          $     10.00
                                                                              -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                             0.39                 0.39                 0.06
  Net realized and unrealized gain (loss) on investments                            1.03                 1.65                (0.04)
                                                                              -----------         ------------         ------------
   Total income (loss) from investment operations                                   1.42                 2.04                 0.02
                                                                              -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                       (0.39)               (0.37)               (0.07)
  From net realized gains                                                          (0.19)               (0.09)                   --
                                                                              -----------         ------------         ------------
   Total distributions                                                             (0.58)               (0.46)               (0.07)
                                                                              -----------         ------------         ------------
Net asset value, end of period                                                $    12.37          $     11.53          $      9.95
                                                                              ===========         ============         ============
Total Return                                                                       12.25%               20.50%                0.17%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                                 $135                 $121                 $100
  Net expenses to average daily net assets#                                         1.10%                1.10%                1.10%*

  Net investment income to average daily net assets                                 3.23%                3.60%                3.94%*

  Portfolio turnover rate                                                             26%                  23%                   2%
  Average broker commission rate (a)                                          $    .0594                  N/A                  N/A
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                    1.14%                1.14%                1.16%*


*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights

(For a share outstanding throughout each period)

                                                                                                  Class 3
                                                                                               ------------
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                           -----------         ------------         ------------
Net asset value, beginning of period                                       $    11.55          $      9.96          $     10.00
                                                                           -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                          0.44                 0.43                 0.07
  Net realized and unrealized gain (loss) on investments                         1.02                 1.66                (0.04)
                                                                           -----------         ------------         ------------
   Total income (loss) from investment operations                                1.46                 2.09                 0.03
                                                                           -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                    (0.43)               (0.41)               (0.07)
  From net realized gains                                                       (0.19)               (0.09)                   --
                                                                           -----------         ------------         ------------
   Total distributions                                                          (0.62)               (0.50)               (0.07)
                                                                           -----------         ------------         ------------
Net asset value, end of period                                             $    12.39          $     11.55          $      9.96
                                                                           ===========         ============         ============
Total Return                                                                    12.61%               20.96%                0.28%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                              $136                 $121                 $100
  Net expenses to average daily net assets#                                      0.75%                0.75%                0.75%*
  Net investment income to average daily net assets                              3.60%                3.94%                4.32%*
  Portfolio turnover rate                                                          26%                  23%                   2%
  Average broker commission rate (a)                                       $    .0594                  N/A                   N/A
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                0.79%                0.79%               0.81%*

                                                                                                  Class 4
                                                                                               ------------
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                           -----------         ------------         ------------
Net asset value, beginning of period                                       $    11.51          $      9.92          $     10.00
                                                                           -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                          0.46                 0.44                 0.11
  Net realized and unrealized gain (loss) on investments                         1.02                 1.68                (0.08)
                                                                           -----------         ------------         ------------
   Total income (loss) from investment operations                                1.48                 2.12                 0.03
                                                                           -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                    (0.46)               (0.44)               (0.11)
  From net realized gains                                                       (0.19)               (0.09)                   --
                                                                           -----------         ------------         ------------
   Total distributions                                                          (0.65)               (0.53)               (0.11)
                                                                           -----------         ------------         ------------
Net asset value, end of period                                             $    12.34          $     11.51          $      9.92
                                                                           ===========         ============         ============
Total Return@                                                                   12.83%               21.31%                0.29%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                          $563,280             $456,773             $349,688
  Net expenses to average daily net assets#                                    0.5120%              0.5120%              0.5120%*
  Net investment income to average daily net assets                              3.83%                4.18%                4.29%*
  Portfolio turnover rate                                                          26%                  23%                   2%
  Average broker commission rate (a)                                       $    .0594                  N/A                  N/A
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                               0.5522%              0.5514%              0.5650%*

*Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a) Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Value Equity Fund?

The objective and policies of the Fund are to:
 . achieve long-term growth of capital and income
 . invest primarily in a diversified portfolio of equity securities of larger, well established companies (market capitalization over $2.0 billion)
 . utilize a value-oriented, risk-averse strategy in making investment decisions . utilize fundamental analysis to identify companies which
  - are of high investment quality
  - offer above-average dividend growth
  - are attractively valued

How has the Fund performed over the past year?

The Fund performed well in 1996. The Fund's conservative construction caused it to lag behind the market some what for the full year, but its pattern of performance was consistent with its low risk strategy. The Fund participated in the continuing advance of stock prices, and in those few months when the market paused, the Fund retained its value better than the stock market overall. With the market now entering the seventh year since the most recent bull market began, we believe that this strategy of maintaining relatively low portfolio risk will be beneficial to the Fund in future periods.

What was the strategy over the past year's strong, but volatile market?

Our strategy remained consistent over the past year. We maintained a well-diversified portfolio by following our investment decision process of stock selection one-by-one. We find stocks through fundamental analysis, a 'bottom up approach' to researching a company. We believe this approach is less risky and wiser than making investments based on less reliable economic forecasts.

What types of stocks performed best over the year?

The Fund's results benefited from strong performance by several of the largest holdings, such as Bristol Myers, General Electric, and Pfizer. The financial holdings were outstanding performers, particularly the banks. Contributing to bank stock gains were an accommodative Fed policy, continued good loan loss experience, and the relentless trend toward industry consolidation.

Were there any investments that didn't perform as expected?

The telephone industry was a disappointment last year. The major factor here was the telecommunications deregulation bill which was signed into law in the spring of 1996. This provides for the eventual opening up of the industry to competition, and as companies prepare for this, increased marketing spending will restrain earnings growth. Early in 1996, the Fund had a relatively small commitment to this industry, but we steadily increased its weighting during the year as we found companies with competitive advantages which were undervalued relative to the market. In the long run, the surviving companies will prosper due to strong growth of telecommunications traffic.

What changes, if any, are being made to the portfolio?

As the economic expansion is aging, and valuations are clearly on the high side, we are trying to minimize risk in the portfolio. We are reducing holdings whose prices are full, and adding to stocks that we feel are currently underpriced and can offer good long-term return through a combination of capital appreciation and current income. In fact, well positioned electric utilities appear attractive for the first time in a considerable period, and we are modestly increasing our commitment there.

What is the outlook for the Fund?

We are optimistic about the long term outlook for stocks in general and the Fund in particular. After a long period of exceptional stock market returns such as we have seen, a pause in the market's up trend would not be a surprise. However, the Fund is structured recognizing that there are risks in equity investing as well as returns, and the conservative nature of the Fund is intended to help the Fund hold up well in any weakness which might take place. We believe that by participating in the gains of a rising market and conserving asset value in a less positive environment, the Fund should show superior returns over the long term.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------


       -------------------------------------------------------------------
        Growth of a $10,000 Investment

        Hypothetical Investments in MassMutual Value Equity
        Fund Classes 1-4 and the Standard & Poor's 500
        Composite Index

       -------------------------------------------------------------------
        MassMutual Value Equity Fund

        Total Return            One Year                Average Annual
                                1/1/96 - 12/31/96       10/3/94 - 12/31/96

        Class 1                      18.83%                  21.16%
        Class 2                      19.46%                  21.83%
        Class 3                      19.92%                  22.26%
        Class 4                      20.24%                  22.56%
       -------------------------------------------------------------------
        Standard & Poor's            22.97%                  26.31%
        500 Composite Index
       -------------------------------------------------------------------

        Past performance is not predictive of future results. The investment return and principal value of shares of the fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor's 500 Composite Index is unmanaged and does not incur expenses.

       -------------------------------------------------------------------

       -------------------------------------------------------------------


                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                             [GRAPH APPEARS HERE]

                Class 1         Class 2         Class 3         Class 4     S&P 500 Index

"10/3/94"       10,000          10,000          10,000          10,000          10,000

"12/94"          9,961           9,978           9,982           9,990           9,998

" 6/95"         11,507          11,566          11,590          11,613          12,019

"12/95"         12,959          13,052          13,106          13,141          13,756

" 6/96"         13,995          14,135          14,213          14,276          15,144

"12/96"         15,399          15,591          15,716          15,802          16,915
-------------------------------------------------------------------------------------------

                          ---------------------------------------------------
                                       MassMutual Value Equity Fund
                                     Largest Stock Holdings (12/31/96)
                          ---------------------------------------------------

                           Bristol-Myers Squibb Company
                           General Electric Company
                           Hewlett-Packard Company
                           Pfizer, Incorporated
                           AMP, Incorporated
                           Amoco Corporation
                           Goodyear Tire & Rubber Company
                           SAFECO Corporation
                           The Bank of New York Company,
                            Incorporated
                           Marsh & McLennan Companies, Inc.
                          ---------------------------------------------------

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996

                               Number of
                                Shares      Market Value
                                ------      ------------
EQUITIES - 95.2%
Aerospace & Defense -- 1.8%
Boeing Company                   230,000    $ 24,466,250
Raytheon Company                  10,000         481,250
TRW, Inc.                        396,600      19,631,700
                                            ------------
                                              44,579,200
                                            ============
Agribusiness -- 1.1%
Pioneer Hi-Bred
 International, Inc.             385,000      26,950,000
                                            ------------
Apparel, Textiles & Shoes -- 1.0%
VF Corporation                   365,000      24,637,500
                                            ============
Automotive & Parts -- 4.7%
Ford Motor Company               945,300      30,131,438
Genuine Parts
 Company                         860,000      38,270,000
Goodyear Tire &
 Rubber Company                  955,000      49,063,125
                                            ------------
                                             117,464,563
                                            ============
Banking, Savings & Loans -- 6.1%
The Bank of New
 York Company,
 Incorporated                  1,440,000      48,600,000
Comerica, Incorporated           338,000      17,702,750
CoreStates Financial
 Corp.                           700,000      36,312,500
Norwest Corporation              485,000      21,097,500
Wachovia Corp.                   494,000      27,911,000
                                            ------------
                                             151,623,750
                                            ------------
Beverages -- 1.9%
Brown-Forman
 Corporation (Class B)           575,000      26,306,250
Pepsico, Inc.                    700,000      20,475,000
                                            ------------
                                              46,781,250
                                            ============
Chemicals -- 3.7%
E. I. du Pont de
 Nemours and Company             275,000      25,953,125
The Lubrizol
 Corporation                     529,500      16,414,500
Nalco Chemical
 Company                         680,000      24,565,000
Rohm & Haas
 Company                         315,000      25,711,875
                                            ------------
                                              92,644,500
                                            ------------
Communications -- 1.2%
AT & T Corporation               700,000      30,450,000
                                            ============

Computers & Office Equipment -- 6.9%
Hewlett-Packard
 Company                       1,020,000      51,255,000
International Business
 Machines Corporation            291,000      43,941,000
Pitney Bowes, Inc.               700,000      38,150,000
Xerox Corporation                723,000      38,047,875
                                            ------------
                                             171,393,875
                                            ============
Containers -- 1.1%
Temple-Inland, Inc.              525,000      28,415,625
                                            ------------
Cosmetics & Personal Care -- 1.5%
Kimberly-Clark
 Corporation                     403,000      38,385,750
                                            ============
Drugs -- 1.2%
Pharmacia & Upjohn,
 Inc.                            725,000      28,728,125
                                            ============
Electric Utilities -- 1.2%
NIPSCO Industries,
 Inc.                            330,000      13,076,250
SCANA Corporation                625,000      16,718,750
                                            ============
                                              29,795,000
                                            ------------
Electrical Equipment & Electronics -- 7.0%
AMP, Incorporated              1,313,000      50,386,375
General Electric
 Company                         680,000      67,235,000
Honeywell Inc.                   365,000      23,998,750
Hubbell, Incorporated
 (Class B)                       800,071      34,603,088
                                            ============
                                             176,223,213
                                            ============
Energy -- 8.3%
Amoco Corporation                615,000      49,507,500
Atlantic Richfield
 Company                         168,000      22,260,000
Chevron Corporation              600,000      39,000,000
Kerr-McGee
 Corporation                     360,000      25,920,000
Mobil Corporation                290,000      35,452,500
Teco Energy, Inc.                487,700      11,765,763
Unocal Corporation               574,900      23,355,313
                                            ------------
                                             207,261,076
                                            ============
Financial Services -- 1.5%
American Express
 Company                         665,000      37,572,500
                                            ------------
Foods -- 2.5%
ConAgra, Inc.                    518,000      25,770,500
CPC International, Inc.          462,500      35,843,748
                                            ============
                                              61,614,248
                                            ============
Forest Products & Paper -- 2.5%
Westvaco Corporation             855,000      24,581,250
Weyerhaeuser Company             775,000      36,715,625
                                            ------------
                                              61,296,875
                                            ============
Hardware & Tools -- 1.1%
The Stanley Works              1,030,000      27,810,000
                                            ============

                                                                     (Continued)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                Number of
                                 Shares      Market Value
                                 ------      ------------
Healthcare -- 8.3%
Becton, Dickinson and
 Company                         850,000  $   36,868,750
Bristol-Myers Squibb
 Company                         750,000      81,562,500
Pfizer, Incorporated             610,000      50,553,750
Schering-Plough Corp.            565,600      36,622,600
                                          --------------
                                             205,607,600
                                          --------------
Industrial Distribution -- 1.3%
W.W. Grainger, Inc.              400,000      32,100,000
                                          --------------
Industrial Transportation -- 1.4%
Norfolk Southern
 Corporation                     400,000      35,000,000
                                          --------------
Insurance -- 7.7%
Allstate Corporation             305,921      17,705,178
Jefferson-Pilot
 Corporation                     345,000      19,535,625
Marsh & McLennan
 Companies, Inc.                 454,900      47,309,600
MBIA, Inc.                       435,000      44,043,750
SAFECO Corporation             1,240,000      48,902,500
Unitrin, Inc.                    234,950      13,098,463
                                          --------------
                                             190,595,116
                                          --------------
Machinery & Components -- 1.7%
Dover Corporation                540,000      27,135,000
Parker-Hannifin
 Corporation                     400,000      15,500,000
                                          --------------
                                              42,635,000
                                          --------------
Miscellaneous -- 2.7%
Harsco Corporation               300,000      20,550,000
Minnesota Mining &
 Manufacturing
 Company                         565,000      46,824,375
                                          --------------
                                              67,374,375
                                          --------------
Oil & Gas -- 1.9%
Occidental Petroleum
 Corporation                   1,067,000      24,941,125
Union Pacific
 Resources Group Inc.            729,700      21,343,725
                                          --------------
                                              46,284,850
                                          --------------
Photography -- 1.3%
Eastman Kodak
 Company                         413,600      33,191,400
                                          --------------
Publishing & Printing -- 2.2%
The McGraw-Hill
 Companies, Inc.                 740,000      34,132,500
R.R. Donnelley & Sons
 Company                         630,000      19,766,250
                                          --------------
                                              53,898,750
                                          --------------
Retail -- 1.9%
The May Department
 Stores Company                  600,000      28,050,000
Sears Roebuck and Co.            400,000      18,450,000
                                          --------------
                                              46,500,000
                                          --------------
Retail-Grocery -- 1.9%
Albertson's, Inc.              1,000,001      35,625,010
American Stores
 Company                         262,300      10,721,513
                                          --------------
                                              46,346,523
                                          --------------
Telecommunications -- 0.9%
GTE Corporation                  475,300      21,626,150
                                          --------------
Telephone Utilities -- 2.8%
Ameritech Corporation            372,000      22,552,500
Frontier Corporation           1,112,200      25,163,525
Southern New England
 Telecommunications
 Corporation                     555,000      21,575,625
                                          --------------
                                              69,291,650
                                          --------------
Tobacco -- 2.9%
American Brands, Inc.            735,000      36,474,375
UST Inc.                       1,111,000      35,968,625
                                          --------------
                                              72,443,000
                                          --------------

TOTAL EQUITIES                             2,366,521,464
(Cost $1,654,626,282)                     --------------

                                Principal
                                 Amount      Market Value
                                 ------      ------------
SHORT-TERM INVESTMENTS -- 4.6%
Commercial Paper
AIG Funding Inc.
 5.280% 2/28/1997              5,668,000       5,619,784
CoreStates Capital
 Corporation
 5.270% 4/28/1997              2,000,000       1,963,600
E. I. du Pont de
 Nemours and Company
 5.250% 5/09/1997              5,000,000       4,900,444
E. I. du Pont de
 Nemours and Company
 5.250% 5/19/1997              9,000,000       8,806,800
First Union
 Corporation
 5.270% 4/23/1997              3,000,000       2,947,733
First Union
 Corporation
 5.280% 3/28/1997              5,000,000       4,933,111
Ford Motor Credit
 Company
 5.290% 3/10/1997             14,000,000      13,851,912
Heinz (H.J.) Company
 5.330% 1/21/1997              3,000,000       2,991,117
Heinz (H.J.) Company
 5.400% 1/21/1997              8,000,000       7,976,000
J. P. Morgan &
 Company Incorporated
 5.280% 2/03/1997             14,000,000      13,932,240
Shell Oil Company
 6.500% 1/02/1997              6,861,000       6,859,761
Sunoco Credit
 Corporation
 5.320% 2/04/1997              8,000,000       7,959,804
Sunoco Credit
 Corporation
 5.370% 1/21/1997              6,000,000       5,982,100
Transamerica
 Financial Corporation
 5.270% 3/14/1997              2,595,000       2,565,936
The Walt Disney
 Company
 5.320% 1/24/1997             10,000,000       9,966,011
Weyerhaeuser Company
 5.300% 2/10/1997              9,000,000       8,947,000
Weyerhaeuser Company
 5.300% 2/12/1997              4,000,000       3,975,267
                                          --------------

TOTAL SHORT-TERM
INVESTMENTS                                  114,178,620
(Cost $114,215,876)                       --------------

TOTAL INVESTMENTS -- 99.8%                 2,480,700,084
(Cost $1,768,842,158)+

Other Assets/
(Liabilities) - 0.2%                           5,508,151
                                          --------------

NET ASSETS-- 100.0%                       $2,486,208,235
                                          --------------


Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                               December 31, 1996
                                                               -----------------
Assets:
  Investments, at value (cost $1,654,626,282) (Note 2).....    $   2,366,521,464
  Short-term investments, at value (cost $114,215,876) (Note 2)      114,178,620
                                                               -----------------
    Total Investments......................................        2,480,700,084
  Cash.....................................................                  190
  Receivables from:
    Investments sold.......................................            2,044,107
    Fund shares sold.......................................            1,696,480
    Interest and dividends.................................            5,329,158
    Investment manager (Note 3)............................              106,983
                                                               -----------------
      Total assets.........................................        2,489,877,002
                                                               -----------------
Liabilities:
  Payables for:
    Investments purchased..................................              481,850
    Fund shares redeemed...................................            1,916,768
    Directors' fees and expenses (Note 3)..................                5,176
    Affiliates (Note 3):
      Investment management fees...........................              987,506
      Administration fees..................................              198,758
      Service and distribution fees........................                  303
  Accrued expenses and other liabilities...................               78,406
                                                               -----------------
      Total liabilities....................................            3,668,767
                                                               -----------------
  Net assets...............................................    $   2,486,208,235
                                                               =================
Net assets consist of:
  Paid-in capital..........................................    $   1,759,761,092
  Undistributed net investment income......................              410,862
  Accumulated net realized gain on investments.............           14,178,355
  Net unrealized appreciation on investments...............          711,857,926
                                                               -----------------
                                                               $   2,486,208,235
                                                               =================
Net assets:
  Class 1..................................................    $         153,607
                                                               =================
  Class 2..................................................    $         155,446
                                                               =================
  Class 3..................................................    $         156,351
                                                               =================
  Class 4..................................................    $   2,485,742,831
                                                               =================
Shares outstanding:
  Class 1..................................................               10,640
                                                               =================
  Class 2..................................................               10,740
                                                               =================
  Class 3..................................................               10,793
                                                               =================
  Class 4..................................................          171,928,663
                                                               =================
Net asset value, offering price and
redemption price per share:
  Class 1..................................................    $           14.44
                                                               =================
  Class 2..................................................    $           14.47
                                                               =================
  Class 3..................................................    $           14.49
                                                               =================
  Class 4..................................................    $           14.46
                                                               =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                      Year ended
                                                               December 31, 1996
                                                               -----------------
Investment income:
  Dividends................................................    $     56,941,194
  Interest.................................................          10,459,062
                                                               ----------------
    Total investment income................................          67,400,256
                                                               ----------------
Expenses (Note 1):
  Investment management fees (Note 3)......................          10,377,627
  Custody fees.............................................             205,814
  Audit and legal fees.....................................              77,183
  Directors' fees (Note 3).................................              15,195
  Fees waived by the investment manager (Note 3)...........          (1,077,667)
                                                               ----------------
                                                                      9,598,152
  Administration fees (Note 3):
    Class 1................................................                 814
    Class 2................................................                 751
    Class 3................................................                 474
    Class 4................................................           2,086,673
  Distribution and service fees (Note 3):
    Class 1................................................                 911
    Class 2................................................                 212
                                                               ----------------
      Net expenses.........................................          11,687,987
                                                               ----------------
      Net investment income................................          55,712,269
                                                               ----------------
Realized and unrealized gain (loss):
  Net realized gain on investment transactions.............          74,040,546
  Net change in unrealized appreciation (depreciation)
    on investments.........................................         296,454,766
                                                               ----------------
      Net realized and unrealized gain.....................         370,495,312
                                                               ----------------
  Net increase in net assets resulting from operations.....    $    426,207,581
                                                               ================

   The accompanying notes are an integral part of the financial statements.   45

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                   Year ended             Year ended
                                                                               December 31, 1996       December 31, 1995
                                                                               -----------------       -----------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income...........................................          $      55,712,269       $     50,082,342
     Net realized gain on investment transactions....................                 74,040,546             21,371,652
     Net change in unrealized appreciation (depreciation)
      on investments.................................................                296,454,766            429,724,511
                                                                               -----------------       ----------------
      Net increase in net assets resulting from operations...........                426,207,581            501,178,505
                                                                               -----------------       ----------------
Distributions to shareholders (Note 2):
     From net investment income:
     Class 1.........................................................                     (1,849)                (1,761)
     Class 2.........................................................                     (2,628)                (2,382)
     Class 3.........................................................                     (3,152)                (2,774)
     Class 4.........................................................                (55,920,646)           (49,597,273)
                                                                               -----------------       ----------------
      Total distributions from net investment income.................                (55,928,275)           (49,604,190)
                                                                               -----------------       ----------------
     From net realized gains:
     Class 1.........................................................                     (4,035)                  (990)
     Class 2.........................................................                     (4,054)                  (990)
     Class 3.........................................................                     (4,061)                  (988)
     Class 4.........................................................                (64,653,761)           (16,056,271)
                                                                               -----------------       ----------------
      Total distributions from net realized gains....................                (64,665,911)           (16,059,239)
                                                                               -----------------       ----------------
Net fund share transactions (Note 5):
     Class 1.........................................................                      5,884                  2,751
     Class 2.........................................................                      6,682                  3,372
     Class 3.........................................................                      7,213                  3,763
     Class 4.........................................................                 54,936,919            126,252,551
                                                                               -----------------       ----------------
      Increase in net assets from net fund share transactions........                 54,956,698            126,262,437
                                                                               -----------------       ----------------
     Total increase in net assets....................................                360,570,093            561,777,513

Net assets:
     Beginning of period.............................................              2,125,638,142          1,563,860,629
                                                                               -----------------       ----------------
     End of period (including undistributed net investment income
      of $410,862 and $626,868, respectively)........................          $   2,486,208,235       $  2,125,638,142
                                                                               =================       ================

46   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                   Class 1
                                                                                                  ----------
                                                                             Year ended           Year ended         Period Ended
                                                                              12/31/96             12/31/95           12/31/94**
                                                                            ----------            ----------          ----------
Net asset value, beginning of period                                        $    12.63            $     9.92          $    10.00
                                                                            ----------            ----------          ----------
Income (loss) from investment operations:
  Net investment income                                                           0.17                  0.18                0.04
  Net realized and unrealized gain (loss) on investments                          2.21                  2.81               (0.08)
                                                                            ----------            ----------          ----------
   Total income (loss) from investment operations                                 2.38                  2.99               (0.04)
                                                                            ----------            ----------          ----------
Less distributions to shareholders:
  From net investment income                                                     (0.18)                (0.18)              (0.04)
  From net realized gains                                                        (0.39)                (0.10)                 --
                                                                            ----------            ----------          ----------
   Total distributions                                                           (0.57)                (0.28)              (0.04)
                                                                            ----------            ----------          ----------
Net asset value, end of period                                              $    14.44            $    12.63          $     9.92
                                                                            ==========            ==========          ==========
Total Return                                                                     18.83%                30.10%              (0.39)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                               $154                  $129                 $99
  Net expenses to average daily net assets#                                       1.65%                 1.65%               1.65%*
  Net investment income to average daily net assets                               1.28%                 1.58%               2.31%*
  Portfolio turnover rate                                                           13%                   16%                  3%
  Average broker commission rate (a)                                        $    .0585                   N/A                 N/A
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                   1.69%                 1.70%               1.71%*

                                                                                                   Class 2
                                                                                                  ----------
                                                                             Year ended           Year ended         Period Ended
                                                                              12/31/96             12/31/95           12/31/94**
                                                                            ----------            ----------          ----------
Net asset value, beginning of period                                        $    12.65            $     9.93          $    10.00
                                                                            ----------            ----------          ----------
Income (loss) from investment operations:
  Net investment income                                                           0.25                  0.24                0.05
  Net realized and unrealized gain (loss) on investments                          2.22                  2.82               (0.07)
                                                                            ----------            ----------          ----------
   Total income (loss) from investment operations                                 2.47                  3.06               (0.02)
                                                                            ----------            ----------          ----------
Less distributions to shareholders:
  From net investment income                                                     (0.26)                (0.24)              (0.05)
  From net realized gains                                                        (0.39)                (0.10)                 --
                                                                            ----------            ----------          ----------
   Total distributions                                                           (0.65)                (0.34)              (0.05)
                                                                            ----------            ----------          ----------
Net asset value, end of period                                              $    14.47            $    12.65          $     9.93
                                                                            ==========            ==========          ==========
Total Return                                                                     19.46%                30.80%              (0.22)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                               $155                  $130                 $99
  Net expenses to average daily net assets#                                       1.10%                 1.10%               1.10%*
  Net investment income to average daily net assets                               1.82%                 2.13%               2.86%*
  Portfolio turnover rate                                                           13%                   16%                  3%
  Average broker commission rate (a)                                        $    .0585                   N/A                 N/A
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                   1.14%                 1.15%               1.16%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.   47

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                   Class 3
                                                                                                  ----------
                                                                            Year ended            Year ended         Period Ended
                                                                             12/31/96              12/31/95           12/31/94**
                                                                            ----------            ----------          ----------
Net asset value, beginning of period                                        $    12.66            $     9.93          $    10.00
                                                                            ----------            ----------          ----------
Income (loss) from investment operations:
  Net investment income                                                           0.30                  0.28                0.05
  Net realized and unrealized gain (loss) on investments                          2.23                  2.83               (0.07)
                                                                            ----------            ----------          ----------
   Total income (loss) from investment operations                                 2.53                  3.11               (0.02)
                                                                            ----------            ----------          ----------
Less distributions to shareholders:
  From net investment income                                                     (0.31)                (0.28)              (0.05)
  From net realized gains                                                        (0.39)                (0.10)                 --
                                                                            ----------            ----------          ----------
   Total distributions                                                           (0.70)                (0.38)              (0.05)
                                                                            ----------            ----------          ----------
Net asset value, end of period                                              $    14.49            $    12.66          $     9.93
                                                                            ==========            ==========          ==========
Total Return                                                                     19.92%                31.30%              (0.18)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                               $156                  $130                 $99
  Net expenses to average daily net assets#                                       0.75%                 0.75%               0.75%*
  Net investment income to average daily net assets                               2.17%                 2.48%               3.23%*
  Portfolio turnover rate                                                           13%                   16%                  3%
  Average broker commission rate (a)                                        $    .0585                   N/A                 N/A

   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                   0.80%                 0.80%               0.81%*

                                                                                                   Class 4
                                                                                                  ----------
                                                                            Year ended            Year ended         Period Ended
                                                                             12/31/96              12/31/95           12/31/94**
                                                                            ----------            ----------          ----------
Net asset value, beginning of period                                        $    12.63            $     9.91          $    10.00
                                                                            ----------            ----------          ----------
Income (loss) from investment operations:
  Net investment income                                                           0.34                  0.31                0.08
  Net realized and unrealized gain (loss) on investments                          2.22                  2.82               (0.09)
                                                                            ----------            ----------          ----------
   Total income (loss) from investment operations                                 2.56                  3.13               (0.01)
                                                                            ----------            ----------          ----------
Less distributions to shareholders:
  From net investment income                                                     (0.34)                (0.31)              (0.08)
  From net realized gains                                                        (0.39)                (0.10)                 --
                                                                            ----------            ----------          ----------
   Total distributions                                                           (0.73)                (0.41)              (0.08)
                                                                            ----------            ----------          ----------
Net asset value, end of period                                              $    14.46            $    12.63          $     9.91
                                                                            ==========            ==========          ==========
Total Return@                                                                    20.24%                31.54%              (0.10)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                         $2,485,743            $2,125,248          $1,563,563
  Net expenses to average daily net assets#                                     0.5067%               0.5067%             0.5067%*
  Net investment income to average daily net assets                               2.42%                 2.72%               3.20%*
  Portfolio turnover rate                                                           13%                   16%                  3%
  Average broker commission rate (a)                                        $    .0585                   N/A                 N/A

   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                 0.5534%               0.5528%             0.5681%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
@Employee retirement benefit plans that invest plan assets in the Separate
 Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

48   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
 . achieve long-term growth of capital and income
 . invest primarily in a diversified portfolio of equity securities of smaller companies (market capitalization less than $750 million)
 . utilize a value-oriented, risk-averse strategy in making investment decisions . utilize fundamental analysis to identify companies which
  - are of high investment quality or possess a unique product, market position or operating characteristic,
  - offer above-average level of profitability or superior growth potential and
  - are attractively valued

How has the Fund performed over the past year?

While smaller capitalization stocks generally lagged the broad market over the course of the year, the portfolio performed very well on an absolute basis. It not only more than doubled the long-term average for stocks, but also surpassed the small-cap Russell 2000 Index's return of 16.5% and neared the much larger S&P 500 Index's reported 23.0%.

What was the strategy over the year's strong, but volatile market?

Our strategy hasn't changed. We're still working to buy stocks of companies with outstanding potential at reasonable prices. Volatility actually works to our advantage especially in a high-priced market, in that investor emotion often causes momentary dips in the prices of stocks that have appreciated significantly. When this happens to companies we'd like to own, we view it as a buying opportunity.

What stocks performed best for you over the year?

The best industry groups we invested in over the year were the banking and finance sector and aerospace/defense firms. With rates generally declining, banking enjoyed a profitable environment. Appreciation in the sector was further fueled by continued merger and acquisition activity. First Colorado Bankshares, United Carolina Bankshares and One Valley Bank were excellent holdings for us over the year.

In the aerospace/defense field, 1996 saw companies engaged in large-scale mergers and consolidations, as well as small acquisitions and spinoffs of divisions. We think this cycle is nearing its end now, and that once completed, several major companies will dominate the sector. As a participant in the year's activities toward that end, the portfolio benefited significantly.

Although it is outside both areas, one of our best holdings over the period was Apogee Enterprises, a glass technology and distribution firm. This is a company that benefited from strong pricing in auto and new non-residential construction glass, and its stock reflected it, appreciating over 130% for the year.

What changes, if any, are being made?

Technology stocks had an interesting year. They started out strong, suffered some weakness over the summer, and then regained their robustness as the year came to a close. While technology as a sector rarely exhibits either the dividends or balance sheet strengths we prefer, we are currently evaluating selected companies in what we'd call "related technologies" -- those that provide critical services to the more visible technology outfits. Cognex is one such company. They manufacture vision systems that are integrated into computer chip production lines. The stock is selling well off of its high, and we think it offers good value. Another example is Helix Technology. This company derives an impressive cash flow from the manufacture of cryogenics systems used in chip making. Because of the tech-related nature of its business, it is somewhat removed from the threats of obsolescence that plague more primary technology firms.

Most of our recent selling has been in the property and casualty insurance area. By and large, these stocks performed well over the year. With some up in excess of 40%, they added to our strong performance. However, at their current pricey levels, we feel better opportunities for appreciation exist elsewhere.

What is the outlook for the portfolio?

We have a constructive outlook on the economy and the market, though we expect we may see some first quarter 1997 slowing. Low inflationary pressures and a reasonably good Christmas season keep the specter of a recession from becoming a near-term concern. However, after a dramatic two year run, the U.S. stock market isn't cheap. As a result, we wouldn't be surprised to find that most gains in 1997 to result from growth in earnings rather than in stock multiples. This scenario suggests we're moving back into a "stock picker's market," where opportunities will certainly exist, but where selectivity and research will make all the difference. We believe our portfolio's regimented investment guidelines will help us to be among the winners in such an environment.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------



Growth of a $10,000 Investment
Hypothetical Investments in MassMutual Small Cap
Value Equity Fund Classes 1-4 and the Frank Russell
1000 Index
--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund

Total Return                 One Year                Average Annual
Class 1                         21.43%                  16.07%
Class 2                         22.07%                  16.73%
Class 3                         22.64%                  17.15%
Class 4                         22.82%                  17.41%
--------------------------------------------------------------------------------
Frank Russell                   16.50%                  18.62%
Index
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Frank Russell 2000 Index is unmanaged and does not incur expenses.

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                           [LINE GRAPH APPEARS HERE]

                Class 1         Class 2         Class 3         Class 4         Russel 2000
                -------         -------         --------        -------         -----------
10/3/94         10,000           10,000          10,000          10,000           10,000
12/94            9,711            9,728           9,732           9,733            9,813
06/95           10,422           10,470          10,495          10,507           11,229
12/95           11,515           11,601          11,642          11,681           12,605
06/96           12,535           12,665          12,731          12,794           13,912
12/96           13,983           14,161          14,277          14,346           14,683



                                              Capital RE Corp.
                                              McClatchy Newspapers, Inc.
                                              ALLIED Group, Incorporated
                                              Frontier Insurance Group, Inc.
                                              Harte Hanks Communications, Inc.
                                              Belden, Inc.
                                              Astoria Financial Corporation
                                              Dallas Semiconductor Corporation
                                              True North Communications, Inc.
                                              Graco, Incorporated

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996

                                                 Number of
                                                  Shares        Market Value
                                                  ------        ------------
EQUITIES - 98.4%
Air Transportation -- 1.4%
Atlantic Southeast
 Airlines, Inc.                                    297,800      $  6,514,375
                                                                ------------

Apparel, Textiles & Shoes -- 1.2%
Unitog Company                                     206,500         5,627,125
                                                                ------------
Automotive & Parts -- 5.7%
Amcast Industrial
 Corporation                                       228,100         5,645,475
Excel Industries, Inc.                             355,100         5,903,538
Myers Industries, Inc.                             321,154         5,419,469
Titan Wheel
 International, Inc.                               698,500         8,905,875
                                                                ------------
                                                                  25,874,357
                                                                ------------
Banking, Savings & Loans -- 10.9%
Astoria Financial
 Corporation                                       293,000        10,804,375
Bank United Corp.
 Class A                                           173,200         4,633,100
CCB Financial
 Corporation                                       139,900         9,548,175
First Colorado
 Bancorp, Inc.                                     284,200         4,831,400
Keystone Financial,
 Inc.                                              221,150         5,528,750
One Valley Bancorp of
 West Virginia, Inc.                               183,750         6,821,719
Security Capital
 Corporation                                       102,800         7,581,500
                                                                ------------
                                                                  49,749,019
                                                                ------------

Building Materials & Construction -- 0.7%
Apogee Enterprises,
 Inc.                                               76,800         3,052,800
                                                                ------------
Chemicals -- 1.1%
OM Group, Inc.                                     188,100         5,078,700
                                                                ------------
Communications -- 2.3%
True North
 Communications, Inc.                              483,500        10,576,563
                                                                ------------
Computers & Office Equipment -- 1.0%
Cognex Corporation. (D)                            238,500         4,412,250
                                                                ------------
Containers -- 1.7%
Rock-Tenn Company
 (Class A)                                         391,490         7,731,928
                                                                ------------
Electrical Equipment & Electronics -- 8.2%
Belden, Inc.                                       293,700        10,866,900
Dallas Semiconductor
 Corporation                                       468,600        10,777,800
Teleflex, Incorporated                             128,100         6,677,213
Wyle Laboratories                                  227,200         8,974,390
                                                                ------------
                                                                  37,296,303
                                                                ------------
Energy -- 3.2%
NGC Corporation                                    165,595         3,850,084
Production Operators
 Corp.                                             156,100         7,258,650
TNP Enterprises, Inc.                              137,100         3,753,113
                                                                ------------
                                                                  14,861,847
                                                                ------------
Foods -- 3.2%
Midwest Grain
 Products, Inc. (D)                                167,100         2,840,700
Morrison Health Care,
 Inc.                                              377,200         5,563,700
Riser Foods, Inc.
 Class A                                           197,700         6,276,975
                                                                ------------
                                                                  14,681,375
                                                                ------------
Forest Products & Paper -- 2.4%
Mosinee Paper
 Corporation                                       125,833         4,467,072
Wausau Paper Mills
 Company                                           357,775         6,618,838
                                                                ------------
                                                                  11,085,910
                                                                ------------
Gas Distribution -- 1.9%
WICOR, Inc.                                        237,300         8,513,138
                                                                ------------
Healthcare -- 1.0%
Beckman Instruments,
 Inc.                                              113,800         4,367,075
                                                                ------------
Industrial Transportation -- 3.1%
ABC Rail Products
 Corporation . (D)                                 115,000      $  2,285,625
Arnold Industries, Inc.                            511,500         8,120,063
The Greenbrier
 Companies, Inc.                                   385,300         3,997,488
                                                                ------------
                                                                  14,403,176
                                                                ------------

Insurance -- 11.7%
ALLIED Group,
 Incorporated                                      346,350        11,299,669
Capital RE Corp.                                   334,500        15,596,063
Executive Risk, Inc.                               172,900         6,397,300
Frontier Insurance
 Group, Inc.                                       290,080        11,095,560
Orion Capital
 Corporation                                       147,137         8,993,749
                                                                ------------
                                                                  53,382,341
                                                                ------------
Leasing Companies -- 2.0%
Rollins Truck Leasing
 Company                                           715,750         9,036,344
                                                                ------------
Machinery & Components -- 13.3%
Columbus McKinnon
 Corporation                                       266,500         4,164,063
DT Industries, Inc.                                269,200         9,422,000
The Gorman-Rupp
 Company                                           257,825         3,512,866
Graco, Incorporated                                427,000        10,461,500
Greenfield Industries,
 Inc.                                              327,600        10,032,750
Hardinge, Inc.                                     224,300         5,971,988
Helix Technology
 Corporation                                       247,300         7,171,700
Regal-Beloit
 Corporation                                       297,750         5,843,344
Roper Industries, Inc.                             109,200         4,272,450
                                                                ------------
                                                                  60,852,661
                                                                ------------
Metals & Mining -- 1.8%
Reliance Steel &
 Aluminum Company                                  229,600         8,036,000
                                                                ------------

    The accompanying notes are an integral part of the financial statement.

-------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Portfolio of Investments (Continued)
-------------------------------------------------------------------------------

                                                 Number of
                                                  Shares        Market Value
                                                 ---------      ------------
Miscellaneous -- 2.1%
Trimas Corporation                                407,100       $  9,719,513

Miscellaneous Distributor Wholesale -- 1.2%
Hughes Supply, Inc.                               130,200          5,614,875

Office Products -- 1.1%
American Business
 Products, Inc.                                   197,700          4,967,213

Oil & Gas -- 2.9%
The Houston
 Exploration Company.                             261,800          4,581,500
Stone Energy
 Corporation.                                     211,000          6,303,625
Titan Exploration, Inc.                           200,000          2,400,000
                                                                ------------
                                                                  13,285,125
                                                                ------------
Other Services -- 3.0%
Analysts International
 Corporation                                      340,200          9,610,650
Landauer, Inc.                                    173,900          4,260,550
                                                                ------------
                                                                  13,871,200
                                                                ------------
Publishing & Printing -- 8.4%
Banta Corporation                                 284,250          6,502,219
Harte Hanks
 Communications, Inc.                             398,300         11,052,825
Houghton Mifflin
 Company                                          173,200          9,807,450
McClatchy
 Newspapers, Inc.                                 327,400         11,459,000
                                                                ------------
                                                                  38,821,494
                                                                ------------
Retail -- 1.9%
Arbor Drugs, Inc.                                 502,250          8,726,594
                                                                ------------

TOTAL EQUITIES                                                   450,139,301
                                                                ------------
(Cost $338,729,733)


                                                 Principal
                                                  Amount        Market Value
                                                 ---------      ------------
SHORT-TERM INVESTMENTS -- 1.4%
Commercial Paper
Ford Motor Credit
 Company
 5.330% 1/29/1997                              1,000,000            995,854
Shell Oil Company
 6.500% 1/02/1997                              4,350,000          4,349,215
Sunoco Credit
 Corporation
 5.370% 1/21/1997                              1,000,000            997,017
                                                                -----------
TOTAL SHORT-TERM
INVESTMENTS                                                       6,342,086
                                                                -----------
(At Amortized Cost)

TOTAL INVESTMENTS -- 99.8%                                      456,481,387
(Cost $345,071,819)+

Other Assets/
(Liabilities)  - .2%                                                886,996
                                                                -----------

NET ASSETS--100.0%                                            $ 457,368,383
                                                               ------------


Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)


(D) Non-income producing security.


   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Financial Statements
-------------------------------------------------------------------------------

Statement of
Assets and
Liabilities


                                                              December 31, 1996
                                                              -----------------
Assets:
     Investments, at value (cost $338,729,733) (Note 2).....  $    450,139,301
     Short-term investments, at amortized cost (Note 2).....         6,342,086
                                                              ----------------
       Total Investments....................................       456,481,387
     Cash...................................................            16,575
     Receivables from:
       Investments sold.....................................           590,252
       Fund shares sold.....................................           391,223
       Interest and dividends...............................           614,637
       Investment manager (Note 3)..........................            20,289
                                                              ----------------
         Total assets.......................................       458,114,363
                                                              ----------------

Liabilities:
     Payables for:
       Investments purchased................................           124,059
       Fund shares redeemed.................................           349,247
       Directors' fees and expenses (Note 3)................             5,176
       Affiliates (Note 3):
         Investment management fees.........................           216,574
         Administration fees................................            34,087
         Service and distribution fees......................               274
     Accrued expenses and other liabilities.................            16,563
                                                              ----------------
         Total liabilities..................................           745,980
                                                              ----------------
     Net assets.............................................  $    457,368,383
                                                              ================

Net assets consist of:
     Paid-in capital........................................  $    340,794,078
     Undistributed net investment income....................           192,363
     Accumulated net realized gain on investments...........         4,972,374
     Net unrealized appreciation on investments.............       111,409,568
                                                              ----------------
                                                              $    457,368,383
                                                              ================

Net assets:
     Class 1................................................  $        142,813
                                                              ================
     Class 2................................................  $        144,545
                                                              ================
     Class 3................................................  $        145,609
                                                              ================
     Class 4................................................  $    456,935,416
                                                              ================
Shares outstanding:
     Class 1................................................            10,666
                                                              ================
     Class 2................................................            10,767
                                                              ================
     Class 3................................................            10,837
                                                              ================
     Class 4................................................        34,013,589
                                                              ================

Net asset value, offering price and
redemption price per share:
     Class 1................................................  $          13.39
                                                              ================
     Class 2................................................  $          13.42
                                                              ================
     Class 3................................................  $          13.44
                                                              ================
     Class 4................................................  $          13.43
                                                              ================

    The accompanying notes are an integral part of the financial statement.

-------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Financial Statements (Continued)
-------------------------------------------------------------------------------


                                                                  Year ended
                                                              December 31, 1996
                                                              -----------------
Statement of Operations

Investment income:
     Dividends..............................................  $      10,401,752
     Interest...............................................          2,168,316
                                                              -----------------
       Total investment income..............................         12,570,068
                                                              -----------------

Expenses (Note 1):
     Investment management fees (Note 3)....................          2,298,488
     Custody fees...........................................             47,464
     Audit and legal fees...................................             14,282
     Directors' fees (Note 3)...............................             15,246
     Fees waived by the investment manager (Note 3).........           (182,305)
                                                              -----------------
                                                                      2,193,175
                                                              -----------------
     Administration fees (Note 3):
       Class 1..............................................                844
       Class 2..............................................                667
       Class 3..............................................                417
       Class 4..............................................            359,887
     Distribution and service fees (Note 3):
       Class 1..............................................                958
       Class 2..............................................                191
                                                              -----------------
         Net expenses.......................................          2,556,139
                                                              -----------------
        Net investment income...............................         10,013,929
                                                              -----------------

Realized and unrealized gain (loss):
     Net realized gain on investment transactions...........         15,188,213
     Net change in unrealized appreciation (depreciation) on
       investments..........................................         63,151,095
                                                              -----------------
        Net realized and unrealized gain....................         78,339,308
                                                              -----------------
     Net increase in net assets resulting from operations...  $      88,353,237
                                                              =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of
Changes in Net
Assets

                                                                                Year ended               Year ended
                                                                             December 31, 1996        December 31, 1995
                                                                             -----------------        -----------------
Increase (Decrease) in Net Assets:
Operations:
     Net investment income.................................................  $      10,013,929        $      6,234,130
     Net realized gain on investment transactions..........................         15,188,213                 776,790
     Net change in unrealized appreciation (depreciation)
      on investments.......................................................         63,151,095              57,391,484
                                                                             -----------------        ----------------
      Net increase in net assets resulting from operations.................         88,353,237              64,402,404
                                                                             -----------------        ----------------

Distributions to shareholders (Note 2):
     From net investment income:
     Class 1...............................................................             (1,430)                 (1,356)
     Class 2...............................................................             (2,382)                 (1,300)
     Class 3...............................................................             (2,845)                 (1,672)
     Class 4...............................................................         (9,914,239)             (6,159,231)
                                                                             -----------------        ----------------
      Total distributions from net investment income.......................         (9,920,896)             (6,163,559)
                                                                             -----------------        ----------------
     From net realized gains:
     Class 1...............................................................             (3,230)                     --
     Class 2...............................................................             (3,240)                     --
     Class 3...............................................................             (3,251)                     --
     Class 4...............................................................        (10,172,978)                     --
                                                                             -----------------        ----------------
                                                                                   (10,182,699)                     --
                                                                             -----------------        ----------------
      Total distributions from net realized
      gains (10,182,699) -- Net fund share
      transactions (Note 5):
     Class 1...............................................................            (49,286)                  51,075
     Class 2...............................................................              5,622                    1,300
     Class 3...............................................................              6,096                    1,672
     Class 4...............................................................          8,348,780               11,428,353
      Increase in net assets from net fund share transactions..............          8,311,212               11,482,400
                                                                             -----------------        ----------------
     Total increase in net assets..........................................         76,560,854               69,721,245
                                                                             -----------------        ----------------

Net assets:
     Beginning of period...................................................        380,807,529              311,086,284
     End of period (including undistributed net investment income
      of $192,363 and $99,330, respectively)...............................  $     457,368,383        $     380,807,529
                                                                             =================        =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights

(For a share outstanding throughout each period)

                                                                                                 Class 1
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                           ----------          -----------          -----------
Net asset value, beginning of period                                       $    11.40          $      9.69          $     10.00
                                                                           ----------          -----------          -----------
Income (loss) from investment operations:
  Net investment income                                                          0.21                 0.06                 0.02
  Net realized and unrealized gain (loss) on investments                         2.23                 1.74                (0.31)
                                                                           ----------          -----------          -----------
   Total income (loss) from investment operations                                2.44                 1.80                (0.29)
                                                                           ----------          -----------          -----------
Less distributions to shareholders:
  From net investment income                                                    (0.14)               (0.09)               (0.02)
  From net realized gains                                                       (0.31)                  --                   --
                                                                           ----------          -----------          -----------
   Total distributions                                                          (0.45)               (0.09)               (0.02)
                                                                           ----------          -----------          -----------
Net asset value, end of period                                             $    13.39          $     11.40          $      9.69
                                                                           ==========          ===========          ===========
Total Return                                                                    21.43%               18.58%               (2.89)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                              $143                 $172                  $99
  Net expenses to average daily net assets#                                      1.75%                1.75%                1.75%*
  Net investment income to average daily net assets                              1.56%                0.63%                1.14%*
  Portfolio turnover rate                                                          28%                  28%                   4%
  Average broker commission rate (a)                                       $    .0585                  N/A                  N/A
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                  1.79%                1.79%               1.81%*

                                                                                                  Class 2
                                                                                               -----------
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                           ----------          -----------          -----------
Net asset value, beginning of period                                       $    11.44          $      9.70          $     10.00
                                                                           ----------          -----------          -----------
Income (loss) from investment operations:
  Net investment income                                                          0.22                 0.13                 0.03
  Net realized and unrealized gain (loss) on investments                         2.30                 1.74                (0.30)
                                                                           ----------          -----------          -----------
   Total income (loss) from investment operations                                2.52                 1.87                (0.27)
Less distributions to shareholders:
  From net investment income                                                    (0.23)               (0.13)               (0.03)
  From net realized gains                                                       (0.31)                  --                   --
                                                                           ----------          -----------          -----------
   Total distributions                                                          (0.54)               (0.13)               (0.03)
                                                                           ----------          -----------          -----------
Net asset value, end of period                                             $    13.42          $     11.44          $      9.70
                                                                           ==========          ===========          ===========
Total Return                                                                    22.07%               19.25%               (2.72)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                              $145                 $118                  $99
  Net expenses to average daily net assets#                                      1.20%                1.20%                1.20%*
  Net investment income to average daily net assets                              1.81%                1.19%                1.69%*
  Portfolio turnover rate                                                          28%                  28%                   4%
  Average broker commission rate (a)                                       $    .0585                  N/A                  N/A
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                 1.24%               1.24%                1.26%*


*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                  Class 3
                                                                                                 ---------
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                           -----------         ------------         ------------
Net asset value, beginning of period                                       $    11.44          $      9.70          $     10.00
                                                                           -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                          0.27                 0.16                 0.03
  Net realized and unrealized gain (loss) on investments                         2.31                 1.74                (0.30)
                                                                           -----------         ------------         ------------
   Total income (loss) from investment operations                                2.58                 1.90                (0.27)
                                                                           -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                    (0.27)               (0.16)               (0.03)
  From net realized gains                                                       (0.31)                  --                   --
                                                                           -----------         ------------         ------------
   Total distributions                                                          (0.58)               (0.16)               (0.03)
                                                                           -----------         ------------         ------------
Net asset value, end of period                                             $    13.44          $     11.44          $      9.70
                                                                           ===========         ============         ============
Total Return                                                                    22.64%               19.62%               (2.68)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                              $146                 $119                  $99
  Net expenses to average daily net assets#                                      0.85%                0.85%                0.85%*
  Net investment income to average daily net assets                              2.16%                1.54%                2.09%*
  Portfolio turnover rate                                                          28%                  28%                   4%
  Average broker commission rate (a)                                       $    .0585                  N/A                  N/A
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                  0.89%                0.89%                0.91%*


                                                                                                  Class 4
                                                                                                 ---------
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                           -----------         ------------         ------------
Net asset value, beginning of period                                       $    11.44          $      9.69          $     10.00
                                                                           -----------         ------------         ------------
Income (loss) from investment operations:
  Net investment income                                                          0.31                 0.19                 0.04
  Net realized and unrealized gain (loss) on investments                         2.29                 1.75                (0.31)
                                                                           -----------         ------------         ------------
   Total income (loss) from investment operations                                2.60                 1.94                (0.27)
                                                                           -----------         ------------         ------------
Less distributions to shareholders:
  From net investment income                                                    (0.30)               (0.19)               (0.04)
  From net realized gains                                                       (0.31)                  --                   --
                                                                           -----------         ------------         ------------
   Total distributions                                                          (0.61)               (0.19)               (0.04)
                                                                           -----------         ------------         ------------
Net asset value, end of period                                             $    13.43          $     11.44          $      9.69
                                                                           ===========         ============         ============
Total Return@                                                                   22.82%               20.01%               (2.66)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                                          $456,935             $380,398             $310,789
  Net expenses to average daily net assets#                                    0.6110%              0.6110%              0.6110%*
  Net investment income to average daily net assets                              2.40%                1.78%                1.78%*
  Portfolio turnover rate                                                          28%                  28%                   4%
  Average broker commission rate (a)                                       $    .0585                  N/A                  N/A
   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                0.6546%              0.6553%              0.6681%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
@Employee retirement benefit plans that invest plan assets in the Separate
 Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.   57

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual International Equity Fund?

The objective and policies of the Fund are to:
 . achieve high total rate of return over the long term
 . invest in a diversified portfolio of foreign and domestic equity securities
 . utilize dominant themes to guide investment decisions (economic, political and social influences that are expected to dictate long-term growth trends)

How has the portfolio performed over the year?

International markets lagged the U.S. over the year because of one main factor: negative performance from Japan. Even though many world markets outperformed the U.S. in dollar terms this year, Japan is the second largest world market. When Japan suffers, it has an effect on most diversified international and global portfolios -- especially indices and Index funds that aren't actively managed. As hard as it is to avoid Japan completely in a fully-diversified investment portfolio, over the past few years to do well in international markets has meant to be vigilant and selective in terms of regional exposure. With that preface, one of our moves was to actively limit our investment to the Japanese market. As a result, our portfolio performed well, finishing in the top 20% of the 322 portfolios that make up the Lipper International Equity Average and surpassed the 6.0% return of the Morgan Stanley Capital EAFE Index.

What countries or regions performed well?

Markets that performed better than the U.S. this year (as represented by the 23.0% return of the S&P 500) included the United Kingdom, Brazil, Indonesia, Finland, Portugal, Malaysia, Canada, Sweden, Spain, Hong Kong, Ireland, the Netherlands and Norway. This is part of why international diversification is so important to a balanced investment portfolio. These are not just obscure, developing markets -- and they outperformed the U.S. even in the second year of its unusually impressive rally.

What were some of the global investment themes that worked best during the period?

We found good companies within many of our themes. As a percentage of the portfolio, Capital Markets Development was largest. Here our investments were in banks -- often a very good way to play developing markets -- such as Standard Chartered and HSBC Holdings, both of which are British firms serving Hong Kong and the Far East. Next, our investments in luxury goods -- the Emerging Consumer Markets theme -- were impressive. Consumer demand from developing Asia spurred exceptional performance from stocks including LMVH, Gucci, Bulgari and Porsche. In Efficiency Enhancing Technology, we did well with Dassault Electronics, a new issue. Dassault is the leading CAD/CAM company worldwide, whose software helps other companies bring new products to market quickly and inexpensively. Misys and SGS Thompson were two other good stocks. The first markets financial services software and the second designs and manufactures mixed signal semiconductors. We've always liked the Healthcare theme, and some of our best investments here were medical technology firms and the "second line" pharmaceuticals companies. In Infrastructure, we focused primarily on equipment companies. Within Natural Resources, we profited from oil services companies like Trans-Ocean Drilling and Geophysique. The oil services sector has been on the rebound from 15 years out of favor, and these two stocks in particular were stellar performers. Finally, in Telecommunications, an area where we've been highly selective, we were pleased with some of our media holdings and "protected" telecommunications operators.

How is the portfolio being positioned for the coming year?

We continue to look for well-run, well-positioned companies in businesses with excellent growth prospects. However, as an overlay, we also continue to be cautious about our exposure to regions or economies that we believe have ongoing difficulties, such as Japan and South Africa. In addition, we've been working to concentrate the portfolio further in the names we really believe in. We've reduced the total number of our holdings by over 20 stocks and have taken larger positions in strong companies like Nintendo and Reinsurance of Australia.

What is the outlook for the Fund?

While there are still localized problem areas such as Japan, our outlook is decidedly favorable. Many foreign markets have enjoyed a good run recently, but in most cases it has not been either as long or as strong as the bull market in domestic stocks. We think this, plus the fact that international companies are rapidly becoming attuned to the needs of shareholders, will form a basis for outperformance from the international markets going forward.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

            [CHART OF GROWTH OF A $10,000 INVESTMENT APPEARS HERE]

"10/3/94"     10000     10000     10000     10000     10000
"12/94"        9250      9260      9270      9280      9898
"6/95"         9420      9460      9480      9510     10155
"12/95"        9616      9679      9713      9756     11007
"6/96"        10513     10620     10667     10734     11504
"12/96"       11259     11406     11473     11562     11672

                      MassMutual International Equity Fund
                      Largest Country Weightings (12/31/96)

                                      % of fund
Japan                                    14.05%
United Kingdom                           12.83%
France                                   11.22%
Germany                                   9.99%
Switzerland                               8.50%
The Netherlands                           8.40%
Australia                                 4.47%
Hong Kong                                 3.65%
Norway                                    2.97%
Argentina                                 2.94%

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1996

                        Number of
                         Shares     Market Value
                         ------     ------------
EQUITIES - 99.9%
Automobiles -- 2.8%
Ciadea SA (D)             280,885  $  1,334,428
Mahindra & Mahindra
 Ltd., GDR                140,683     1,653,025
Orbital Engine
 Corporation Ltd. (D)   2,000,000     1,509,000
Porsche AG,
 Preference                 6,000     5,353,287
                                   -------------
                                      9,849,740
                                   -------------

Banking -- 8.3%
Banco Bradesco SA,
 Preference           230,260,951     1,657,879
Banco de Galicia y
 Buenos Aires SA de
 CV, Sponsored ADR        127,000     3,079,750
Banco Frances del Rio
 de la Plata SA, ADR       57,500     1,581,250
Bank of Scotland        1,250,000     6,588,500
Bil GT Gruppe AG            2,500     1,277,256
Development Bank of
 Singapore Limited        200,000     2,702,260
HSBC Holdings PLC         261,214     5,588,987
Skandinaviska Enskilda
 Banken Group             150,000     1,537,770
Standard Chartered
 Bank PLC                 350,000     4,294,500
Turkiye Garanti
 Bankasi, ADR             252,000     1,131,808
                                   -------------
                                     29,439,960
                                   -------------

Commercial Services -- 0.3%
Adecco SA                   4,000     1,000,952
                                   -------------

Computer Hardware -- 0.8%
Canon, Inc.               100,000     2,205,560
PT Multipolar
 Corporation              933,000       533,116
                                   -------------
                                      2,738,676
                                   -------------

Computer Services -- 1.1%
Sligos SA                  30,000     3,924,027
                                   -------------

Computer Software -- 7.4%
Ines Corp.                 42,000       611,524
Misys PLC                 450,872     8,572,204
Nintendo Co. Ltd.         185,000    13,213,144
SAP AG, Preference         30,000     4,123,002
                                   -------------
                                     26,519,874
                                   -------------

Conglomerates -- 2.1%
Chargeurs
 International SA (D)     120,000   $ 5,932,200
First Philippine
 Holdings Corp., B
 Shares                   700,000     1,596,910
                                   -------------
                                      7,529,110
                                   -------------

Diversified Financial -- 5.8%
ABN Amro Holding
 NV                       101,630     6,604,009
ING Groep NV              137,500     4,944,390
IRSA Inversiones y
 Representaciones, SA   1,014,404     3,256,744
Nomura Securities
 Company Ltd.             250,000     3,747,725
Societe Generale de
 Paris                     20,000     2,158,216
                                   -------------
                                     20,711,084
                                   -------------

Drugs -- 9.3%
Altana AG                   6,000     4,668,067
Ares-Serono Group B        10,500     9,986,057
Biocompatibles
 International PLC (D)    411,665     5,762,651
Glaxo Wellcome PLC,
 Sponsored ADR            250,000     4,064,325
Sanofi SA                  35,000     3,473,918
Takeda Chemical
 Industries Ltd.          250,000     5,233,900
                                   -------------
                                     33,188,918
                                   -------------

Electric Utilities -- 0.4%
Capex SA, GDR              76,000     1,262,360
                                   -------------

Electrical Equipment & Electronics -- 6.5%
Austria Mikro
 Systeme International
 AG                        54,800     4,226,450
Keyence Corporation        20,000     2,464,030
LEM Holdings SA            11,192     2,258,868
Matsushita Electric
 Industrial Company
 Ltd.                     175,000     2,849,560
Rohm Company               40,000     2,619,108
SGS-Thomson
 Microelectronics NV (D)   58,800     4,116,000
Yamatake-Honeywell
 Co., Ltd.                 70,000     1,127,763
Yokogawa Electric
 Corp.                    400,000     3,446,160
                                   -------------
                                     23,107,939
                                   -------------

Energy Services & Producers -- 1.0%
Compagnie Generale de
 Geophysique SA (D)        50,000  $  3,462,375
                                   -------------

Engineering -- 1.7%
Fugro NV                  200,000     3,549,660
Internatio-Muller NV      100,000     2,509,050
                                   -------------
                                      6,058,710
                                   -------------

Financial Services -- 3.8%
Compagnie Bancaire
 SA                        35,000     4,133,693
CS Holding AG              40,000     4,096,156
Merita Ltd.
 A Shares (D)           1,399,600     4,342,399
Van der Hoop
 Effektenbank NV          145,000     1,106,524
                                   -------------
                                     13,678,772
                                   -------------

Food & Beverage -- 2.5%
Hellenic Bottling Co.,
 SA                        70,000     2,242,912
Remy Cointreau            120,000     3,393,120
Sermsuk Public
 Company Limited           50,000       725,425
South African
 Breweries Limited        100,000     2,533,400
                                   -------------
                                      8,894,857
                                   -------------

Healthcare -- 1.4%
Novartis AG                 4,264     4,868,254
                                   -------------

Hotel/Gaming -- 0.8%
Lusomundo, SGPS,
 SA (D)                   257,500     2,962,280
                                   -------------

Household Products -- 0.2%
Srithai Superware Co.
 Ltd.                     175,000       846,318
                                   -------------

Industrial Services -- 3.2%
Boskalis Westminster      347,290     7,027,135
PT Citra Marga
 Nusaphala Persada      2,120,000     1,660,106
VBH - Vereinigter
 Baubeschlag Handel
 AG                       125,000     2,778,025
                                   -------------
                                     11,465,266
                                   -------------


                                                                     (Continued)

60 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Number of
                         Shares     Market Value
                         ------     ------------
Insurance -- 7.1%
AXA SA                     75,000  $  4,760,768
Marschollek,
 Lautenschlaeger und
 Partner AG                44,000     6,109,884
National Mutual Asia
 Ltd.                   1,816,000     1,725,563
Ockham Holdings PLC     1,000,000     1,283,400
Reinsurance Australia
 Corp. Ltd.             2,910,000    11,325,138
                                   -------------
                                     25,204,753
                                   -------------

Manufacturing -- 3.8%
Bucher Holding AG, B
 Shares                     1,750     1,199,057
Powerscreen
 International PLC        494,100     4,777,354
Rolls-Royce PLC           750,000     3,298,500
SMH AG (Registered)        30,000     4,267,449
                                   -------------
                                     13,542,360
                                   -------------

Medical Products -- 0.4%
Elekta Instrument AB
 Free, Series B            40,000     1,420,612

Metals & Mining -- 2.1%
Boehler-Uddeholm AG        12,000       857,970
Boehler-Uddeholm AG
 144A .                    24,000     1,715,946
Compania de Minas
 Buenaventura SA,
 Sponsored ADR            200,000     3,375,000
Hoganas AB Cl. B           40,000     1,400,108
                                   -------------
                                      7,349,024
                                   -------------

Non-Durable Household Goods -- 1.8%
Wella AG                    2,000     1,057,680
Wella AG Preference        10,000     5,320,843
                                   -------------
                                      6,378,523
                                   -------------

Oil & Gas -- 5.2%
Belle Corporation  .    5,000,000     1,387,500
Coflexip SA,
 Sponsored ADR             90,000     2,362,500
Expro International
 Group PLC                775,000     6,266,495
Hong Kong and China
 Gas Company Ltd.         720,000     1,391,544
PTT Exploration and
 Production                50,000       721,525
Smedvig ASA A
 Shares                   165,000     3,617,625
Smedvig ASA B
 Shares .                 160,000     3,282,496
                                   -------------
                                     19,029,685
                                   -------------

Publishing & Printing-- 0.9%
News Corp. Ltd., ADR      150,000     3,131,250
                                   -------------

Real Estate -- 1.3%
Brazil Realty SA,
 GDR 144A                  59,000     1,121,000
MRC Allied Industries,
 Inc. .                 4,000,000       532,000
Sun Hung Kai
 Properties Ltd.          250,000     3,062,375
                                   -------------
                                      4,715,375
                                   -------------

Retail -- 2.4%
Autobacs Seven Co.
 Limited                   50,000     3,528,040
PT Matahari Putra
 Prima                    700,000       818,518
Vendex International
 NV                       100,000     4,272,320
                                   -------------
                                      8,618,878
                                   -------------

Shipping -- 0.2%
Lisnave-Estaleiros
 Navais de Lisbona SA  .  306,300       806,917
                                   -------------

Specialty Retail -- 3.7%
Adidas AG                  42,200     3,641,919
FamilyMart Co.             60,000     2,393,382
Giordano International
 Ltd.                   1,500,000     1,279,800
Jusco Co.                 100,000     3,385,880
Moebel Walther AG,
 Preference                40,000     2,621,488
                                   -------------
                                     13,322,469
                                   -------------

Telecommunications -- 4.0%
CPT Telefonica del
 Peru SA, Cl. B         1,600,000     2,994,080
Korea Mobile
 Telecommunications
 Corporation                4,300     4,368,962
Millicom International
 Cellular SA .             37,500     1,204,688
Portugal Telecom SA        86,000     2,448,437
Telecom Italia Mobile
 SpA                    1,299,900     3,278,478
                                   -------------
                                     14,294,645
                                   -------------

Telephone Utilities -- 1.4%
Telecomunicacoes
 Brasileiras S/A-
 Telebras                  18,500     1,415,250
Telefonica de Espana
 ADS                      150,000     3,476,835
                                   -------------
                                      4,892,085
                                   -------------

Television -- 0.7%
Groupe AB SA .            165,000     2,371,875
                                   -------------

Textiles -- 1.9%
Bulgari SpA               225,000     4,557,690
Gucci Group NV             35,000     2,235,625
                                   -------------
                                      6,793,315
                                   -------------

Tobacco -- 0.4%
Compagnie Financiere
 Richemont AG               1,000     1,400,141
                                   -------------

Transportation -- 3.2%
Argonaut AB-B Shares .  1,100,000     2,207,040
East Japan Railway Co.        750     3,366,503
Frontline AB .            650,000     2,246,595
MIF Ltd.                  250,000     3,719,425
                                   -------------
                                     11,539,563
                                   -------------

TOTAL EQUITIES                      356,320,942
                                   -------------
(Cost $309,944,622)

WARRANTS -- 0.3%

Drugs -- 0.3%
Biocompatibles
 International PLC  .      71,593       912,676
                                   -------------

Oil & Gas -- 0.0%
Hong Kong and China
 Gas Company Ltd.  .       72,000         3,723
                                   -------------
TOTAL WARRANTS                          916,399
                                   -------------
(Cost $0)

TOTAL INVESTMENTS -- 100.2%          357,237,341
                                   -------------
(Cost $309,944,622)+

Other Assets/
(Liabilities) - (0.2%)                 (585,529)
                                   -------------

NET ASSETS-- 100.0%                $356,651,812
                                   -------------

Notes to Portfolio of Investments
 . Non-income producing security
+ Aggregate cost for Federal tax purposes (Note 7)
ADR: American Depository Receipt
GDR: Global Depository Receipt
ADS: American Depository Shares

144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.   61

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements
--------------------------------------------------------------------------------

                                                                                        December 31, 1996
                                                                                        -----------------
Statement of Assets and Liabilities

Assets:
     Investments, at value (cost $309,944,622) (Note 2).......................        $       357,237,341
     Cash.....................................................................                     83,359
     Foreign currency, at value (cost $4,918,907).............................                  4,903,738
     Receivables from:
       Investments sold.......................................................                  1,783,534
       Open forward foreign currency contracts (Note 2).......................                    612,258
       Fund shares sold.......................................................                    216,824
       Interest and dividends.................................................                    267,791
       Foreign taxes withheld.................................................                    274,223
       Investment manager (Note 3)............................................                     54,877
                                                                                      -------------------
         Total assets.........................................................                365,433,945
                                                                                      -------------------

Liabilities:
     Payables for:
       Investments purchased..................................................                  6,371,010
       Borrowings under line of credit (Note 8)...............................                  1,600,000
       Fund shares redeemed...................................................                    456,891
       Directors' fees and expenses (Note 3)..................................                      5,177
       Affiliates (Note 3):
         Investment management fees...........................................                    254,834
         Administration fees..................................................                     29,289
         Service and distribution fees........................................                        219
     Accrued expenses and other liabilities...................................                     64,713
                                                                                      -------------------
         Total liabilities....................................................                  8,782,133
                                                                                      -------------------
     Net assets...............................................................        $       356,651,812
                                                                                      ===================

Net assets consist of:
     Paid-in capital..........................................................        $       320,990,580
     Undistributed net investment income......................................                    113,978
     Accumulated net realized loss on investments and
       foreign currency translations..........................................               (12,355,482)
     Net unrealized appreciation on investments, forward foreign currency
       contracts, foreign currency and other assets and liabilities...........                 47,902,736
                                                                                      -------------------
                                                                                      $       356,651,812
                                                                                      ===================

Net assets:
     Class 1..................................................................        $           112,681
                                                                                      ===================
     Class 2..................................................................        $           114,019
                                                                                      ===================
     Class 3..................................................................        $           114,468
                                                                                      ===================
     Class 4..................................................................        $       356,310,644
                                                                                      ===================
Shares outstanding:
     Class 1..................................................................                     10,176
                                                                                      ===================
     Class 2..................................................................                     10,281
                                                                                      ===================
     Class 3..................................................................                     10,315
                                                                                      ===================
     Class 4..................................................................                 32,070,618
                                                                                      ===================
Net asset value, offering price and
redemption price per share:
     Class 1..................................................................        $             11.07
                                                                                      ===================
     Class 2..................................................................        $             11.09
                                                                                      ===================
     Class 3..................................................................        $             11.10
                                                                                      ===================
     Class 4..................................................................        $             11.11
                                                                                      ===================

62 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                        Year ended
                                                                                     December 31, 1996
                                                                                     ----------------
Statement of Operations

Investment income:
     Dividends (net of withholding tax of $468,717)............................   $         4,155,451
     Interest..................................................................               350,237
                                                                                  -------------------
       Total investment income.................................................             4,505,688
                                                                                  -------------------
Expenses (Note 1):
     Investment management fees (Note 3).......................................             2,398,114
     Custody fees..............................................................               319,874
     Audit and legal fees......................................................                 9,403
     Excise taxes..............................................................                 6,854
     Directors' fees (Note 3)..................................................                15,246
     Fees waived by the investment manager (Note 3)............................              (196,769)
                                                                                  -------------------
                                                                                            2,552,722
     Administration fees (Note 3):
       Class 1.................................................................                   698
       Class 2.................................................................                   569
       Class 3.................................................................                   465
       Class 4.................................................................               273,938
     Distribution and service fees (Note 3):
       Class 1.................................................................                   763
       Class 2.................................................................                   157
                                                                                  -------------------
         Net operating expenses................................................             2,829,312
     Interest expense (Note 8).................................................                25,373
                                                                                  -------------------
         Net investment income.................................................             1,651,003
                                                                                  -------------------

Realized and unrealized gain (loss) from investments
and foreign currency:
     Net realized gain on:
       Investment transactions.................................................             5,099,336
       Foreign currency transactions...........................................             5,633,016
                                                                                  -------------------
         Net realized gain.....................................................            10,732,352
                                                                                  -------------------
     Net change in unrealized appreciation
     (depreciation) on:
       Investments.............................................................            36,945,058
       Translation of assets and liabilities in foreign currencies.............              (414,384)
                                                                                  -------------------
         Net unrealized gain...................................................            36,530,674
                                                                                  -------------------
         Net realized and unrealized gain from investments
          and foreign currency.................................................            47,263,026
                                                                                  -------------------
     Net increase in net assets resulting from operations......................   $        48,914,029
                                                                                  ===================

   The accompanying notes are an integral part of the financial statements.   63

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                  Year ended             Year ended
                                                                               December 31, 1996      December 31, 1995
                                                                               -----------------      -----------------
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:
Operations:
     Net investment income..............................................     $         1,651,003    $         1,410,289
     Net realized gain (loss) on investment and foreign
      currency transactions.............................................              10,732,352           (11,680,240)
     Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities in
      foreign currencies................................................              36,530,674             19,939,116
                                                                             -------------------    -------------------
         Net increase in net assets resulting from operations...........              48,914,029              9,669,165
                                                                             -------------------    -------------------

Distributions to shareholders (Note 2):
     From net investment income:
     Class 1............................................................                   (263)                     --
     Class 2............................................................                   (433)                  (195)
     Class 3............................................................                   (501)                  (467)
     Class 4............................................................             (1,825,896)            (1,565,611)
                                                                             -------------------    -------------------
         Total distributions from net investment income.................             (1,827,093)            (1,566,273)
                                                                             -------------------    -------------------
     In excess of net investment income:
     Class 1............................................................                   (794)                  (830)
     Class 2............................................................                 (1,308)                  (952)
     Class 3............................................................                 (1,513)                  (947)
     Class 4............................................................             (5,515,423)            (2,389,653)
                                                                             -------------------    -------------------
         Total distributions in excess of net investment income.........             (5,519,038)            (2,392,382)
                                                                             -------------------    -------------------

Net fund share transactions (Note 5):
     Class 1............................................................                 (13,956)                16,103
     Class 2............................................................                   1,742                  1,191
     Class 3............................................................                   2,018                  1,430
     Class 4............................................................              94,070,522             64,817,475
                                                                             -------------------    -------------------
      Increase in net assets from net fund share transactions...........              94,060,326             64,836,199
                                                                             -------------------    -------------------
     Total increase in net assets.......................................             135,628,224             70,546,709
Net assets:
     Beginning of period................................................             221,023,588            150,476,879
                                                                             -------------------    -------------------
     End of period (including undistributed net investment income of $113,978 and distributions in excess of net investment
     income of $215,389)................................................     $       356,651,812    $       221,023,588
                                                                             ===================    ===================

64 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                      Class 1
                                                                                                    ----------
                                                                               Year ended           Year ended         Period Ended
                                                                                12/31/96             12/31/95           12/31/94**
                                                                               ----------           ----------         ------------
Net asset value, beginning of period                                           $     9.54           $     9.25         $    10.00
                                                                               ----------           ----------         -----------

Income (loss) from investment operations:
  Net investment income                                                             (0.07)               (0.03)             (0.02)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                               1.70                 0.40              (0.73)
                                                                               ----------           ----------         -----------
   Total income (loss) from investment operations                                    1.63                 0.37              (0.75)
                                                                               ----------           ----------         -----------
Less distributions to shareholders:
  From net investment income                                                        (0.10)                  --                 --
  In excess of net investment income                                                   --                (0.08)                --
                                                                               ----------           ----------         -----------
   Total distributions                                                              (0.10)               (0.08)                --
                                                                               ----------           ----------         -----------
Net asset value, end of period                                                 $    11.07           $     9.54         $     9.25
                                                                               ==========           ==========         ===========
Total Return                                                                        17.09%                3.96%             (7.50)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                                  $113                 $112                $93
  Net expenses to average daily net assets#                                          2.15%                2.15%              2.15%*
  Net investment income to average daily net assets                                 (0.51)%              (0.40)%            (1.10)%*

  Portfolio turnover rate                                                             58%                  121%                18%
  Average broker commission rate (a)                                           $   .0254                   N/A                N/A

   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                     2.22%                 2.24%              2.24%*
                                                                                                      Class 2
                                                                                                    ----------
                                                                               Year ended           Year ended         Period Ended
                                                                                12/31/96             12/31/95           12/31/94**
                                                                               ----------           ----------         ------------
Net asset value, beginning of period                                           $     9.56           $     9.26         $    10.00
                                                                               ----------           ----------         ----------
Income (loss) from investment operations:
  Net investment income                                                              0.00                 0.02              (0.01)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                               1.70                 0.40              (0.73)
                                                                               ----------           ----------         ----------
   Total income (loss) from investment operations                                    1.70                 0.42              (0.74)
                                                                               ----------           ----------         ----------
Less distributions to shareholders:
  From net investment income                                                        (0.17)               (0.02)                --
  In excess of net investment income                                                   --                (0.10)                --
                                                                               ----------           ----------         ----------
   Total distributions                                                              (0.17)               (0.12)                --
                                                                               ----------           ----------         -----------
Net asset value, end of period                                                 $    11.09           $     9.56         $     9.26
                                                                               ==========           ==========         ==========
Total Return                                                                        17.85%                4.52%             (7.40)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                                  $114                  $97                $93
  Net expenses to average daily net assets#                                          1.60%                1.60%              1.60%*
  Net investment income to average daily net assets                                  0.02%                0.19%             (0.55)%*

  Portfolio turnover rate                                                              58%                 121%                18%
  Average broker commission rate (a)                                           $    .0254                  N/A                N/A

   #Computed after giving effect to the reduction in
   management fee by MassMutual. Without this reduction of
   fees by the investment manager, the ratio of expenses
   to average daily net assets would have been:                                      1.67%                1.69%              1.69%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.   65

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                  Class 3
                                                                                                 ----------
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                            ----------           ----------         ------------
Net asset value, beginning of period                                        $     9.57           $     9.27         $     10.00
                                                                            ----------           ----------         -----------

Income (loss) from investment operations:
  Net investment income                                                           0.03                 0.04               (0.00)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                            1.70                 0.40               (0.73)
                                                                            ----------           ----------         -----------
   Total income (loss) from investment operations                                 1.73                 0.44               (0.73)
                                                                            ----------           ----------         -----------
Less distributions to shareholders:
  From net investment income                                                     (0.20)               (0.05)                 --
  In excess of net investment income                                                --                (0.09)                 --
                                                                            ----------           ----------         -----------
   Total distributions                                                           (0.20)               (0.14)                 --
                                                                            ----------           ----------         -----------
Net asset value, end of period                                              $    11.10           $     9.57         $      9.27
                                                                            ==========           ==========         ===========
Total Return                                                                     18.11%                4.78%              (7.30)%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                                               $114                  $97                 $93
  Net expenses to average daily net assets#                                       1.35%                1.35%               1.35%*
  Net investment income to average daily net assets                               0.27%                0.45%              (0.30)%*
  Portfolio turnover rate                                                           58%                 121%                 18%
  Average broker commission rate (a)                                        $    .0254                  N/A                 N/A
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                  1.42%                1.44%               1.44%*
                                                                                                  Class 4
                                                                                                  -------
                                                                            Year ended           Year ended         Period Ended
                                                                             12/31/96             12/31/95           12/31/94**
                                                                            ----------           ----------         ------------
Net asset value, beginning of period                                        $     9.58           $     9.28         $     10.00
                                                                            ----------           ----------         -----------
Income (loss) from investment operations:
  Net investment income                                                           0.06                 0.07                0.00
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                            1.71                 0.41               (0.72)
                                                                            ----------           ----------         -----------
   Total income (loss) from investment operations                                 1.77                 0.48               (0.72)
                                                                            ----------           ----------         -----------
Less distributions to shareholders:
  From net investment income                                                     (0.24)               (0.07)                 --
  In excess of net investment income                                                --                (0.11)                 --
                                                                            ----------           ----------         -----------
   Total distributions                                                           (0.24)               (0.18)                 --
                                                                            ----------           ----------         -----------
Net asset value, end of period                                              $    11.11           $     9.58         $      9.28
                                                                            ==========           ==========         ===========
Total Return@                                                                    18.51%                5.13%              (7.20)%

Ratios / Supplemental Data:

  Net assets, end of period (000's)                                           $356,311             $220,718            $150,199
  Net expenses to average daily net assets#                                     1.0020%              1.0020%             1.0020%*
  Net investment income to average daily net assets                               0.59%                0.76%               0.04%*
  Portfolio turnover rate                                                           58%                 121%                 18%
  Average broker commission rate (a)                                        $    .0254                  N/A                 N/A
   #Computed after giving effect to the reduction in
    management fee by MassMutual. Without this reduction of
    fees by the investment manager, the ratio of expenses
    to average daily net assets would have been:                                1.0718%              1.0920%             1.0877%*

*Annualized
**For the period from October 3, 1994 (commencement of operations) through
  December 31, 1994.
 @ Employee retirement benefit plans that invest plan assets in the Separate
   Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

66   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  The Trust

MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of seven separate series of shares (each individually referred to as a "Fund" or collectively as the "Funds"), each having four classes of shares:
Class 1, Class 2, Class 3 and Class 4. Class 1, Class 2 and Class 3 shares of each Fund are offered primarily to employer-sponsored defined contribution plans that satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Class 4 shares of each Fund are available only to separate investment accounts ("SIAs") of Massachusetts Mutual Life Insurance Company ("MassMutual") in which corporate qualified plans including defined contribution plans and defined benefit plans are permitted to invest pursuant to the issuance of group annuity contracts. The Funds are MassMutual Prime Fund ("Prime Fund"), MassMutual Short-Term Bond Fund ("Short-Term Bond Fund"), MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Value Equity Fund ("Value Equity Fund"), MassMutual Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), and MassMutual International Equity Fund ("International Equity Fund"), all of which commenced operations on October 3, 1994.


2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Investment Valuation

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, and including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.


Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Accounting for Investments


Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.


Federal Income Tax


It is each Fund's intent to continue to comply with the provisions of subchapter M of the Code applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.


Dividends and Distributions to Shareholders


Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.


Foreign Currency Translation


The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.


Forward Foreign Currency Contracts


Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The International Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations for the International Equity Fund under these financial instruments at December 31, 1996 is as follows:

                                                                 In
                     Contracts                                Exchange                                Unrealized
Settlement              to                Units of            for U.S.           Contracts at        Appreciation
   Date           Deliver/Receive         Currency             Dollars               Value          (Depreciation)
----------        ---------------         --------            --------           ------------       --------------
 BUYS
 01/13/97   Austrian Schilling              2,124,732     $       196,807      $      196,017       $        (790)

 SELLS
 01/02/97   British Pound                     114,041             190,471             195,147               (4,676)
 01/03/97   British Pound                     334,350             562,433             572,139               (9,706)
 01/07/97   British Pound                     110,538             188,114             189,153               (1,039)
 01/27/97   Japanese Yen                4,007,200,000          35,305,727          34,677,258               628,469
                                                                                                    ---------------
                                                                                                            613,048
                                                                                                    ---------------
                                                                                                    $       612,258
                                                                                                    ===============

Forward Commitments


Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Forward commitments are not used for purposes of trading. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations under these forward commitments at December 31, 1996, is as follows:


       Forward               Expiration       Aggregate
     Commitment                 of            Face Value                             Market        Unrealized
  Contracts to Buy           Contracts       of Contracts           Cost              Value      (Depreciation)
  ----------------           ----------      ------------           ----             ------      --------------
Core Bond Fund
 U.S. Treasury Note
5.875% 11/15/1999          February 1997     $ 9,250,000         $ 9,215,674       $ 9,203,935       ($11,739)

Balanced Fund
 U.S. Treasury Note
5.875% 11/15/1999          February 1997      $1,900,000          $1,892,949        $1,890,538       ($ 2,411)

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Allocation of Operating Activity


In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and distribution and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each. Total expenses per class are currently limited to a percentage of average daily net assets, as discussed in Note 3.


3.   Management Fees and Other Transactions With Affiliates


Investment Management Fees


Under an agreement between the Trust and MassMutual, MassMutual is responsible for providing investment management of each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Prime Fund                                                         .45%
Short-Term Bond Fund                                               .45%
Core Bond Fund                                                     .45%
Balanced Fund                                                      .45%
Value Equity Fund                                                  .45%
Small Cap Value Equity Fund                                        .55%
International Equity Fund                                          .85%

MassMutual has entered into investment sub-advisory agreements with two subsidiaries: David L. Babson & Company, Inc. ("Babson") and HarbourView Asset Management Corporation ("HarbourView"). These agreements provide that (1) effective January 1, 1997, Babson will manage the investment and reinvestment of the assets of the Value Equity Fund, the Small Cap Value Equity Fund and the Value Equity sector of the Balanced Fund, and (2) HarbourView will manage the investment and reinvestment of the assets of the International Equity Fund. Prior to January 1, 1997, Concert Capital Management ("Concert Capital") served as the investment sub-advisor to the Value Equity Fund, the Small Cap Value Equity Fund and the Value Equity sector of the Balanced Fund. On January 1, 1996, the employees of Concert Capital became co-employees of Babson. At the time, both Concert Capital and Babson were wholly-owned subsidiaries of DLB Acquisition Corporation, a controlled subsidiary of MassMutual. Concert Capital merged with and into Babson effective December 31, 1996.

MassMutual pays Babson a fee equal to an annual rate of .13% of the average daily net asset value of the Value Equity Fund and the Value Equity sector of the Balanced Fund and .25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays HarbourView a fee equal to an annual rate of
 .50% of the average daily net asset value of the International Equity Fund.


Administration Fees


Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

                                  Class 1       Class 2        Class 3        Class 4
                               -------------- -------------  -------------  ------------
Prime Fund                            .5628%        .5128%         .3152%        .0812%
Short-Term Bond Fund                  .5568%        .5068%         .3092%        .0782%
Core Bond Fund                        .5688%        .5188%         .3212%        .0842%
Balanced Fund                         .5708%        .5208%         .3232%        .0852%
Value Equity Fund                     .5814%        .5314%         .3338%        .0905%
Small Cap Value Equity Fund           .5728%        .5228%         .3252%        .0862%
International Equity Fund             .5948%        .5448%         .4448%        .0972%

Distribution and Service Fees


OppenheimerFunds Distributor, Inc. ("Oppenheimer") acts as distributor to each Fund. MML Investor Services, Inc. ("MMLISI") serves as sub-distributor to each Fund. MassMutual has a controlling interest in OppenheimerFunds and MMLISI is a wholly owned subsidiary of MassMutual. Oppenheimer is paid a distribution fee with respect to Class 1 and Class 2 at the annual rate of .40% and .15%, respectively, of the value of average daily net assets attributable to those classes of shares of which a portion is subsequently allocated to MMLISI. The Funds do not pay any fees directly to MMLISI. MassMutual is also paid a fee for shareholder services with respect to Class 1 shares of the Funds at the annual rate of .25% of the value of the average daily net assets of the respective class of each Fund. These fees are authorized pursuant to separate service and distribution plans for each of the classes of shares adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act and are used by Oppenheimer to cover expenses primarily intended to result in the sale of those shares of the Funds.


Expense Limitations

MassMutual has voluntarily agreed to waive a portion of its management fee to the extent that the aggregate annual operating expenses incurred during the year exceed the following percentages of the average daily net assets:


                                          Class 1        Class 2        Class 3        Class 4
                                       -------------- -------------- -------------- --------------
 Prime Fund                               1.65%          1.10%           .75%         .5160%
 Short-Term Bond Fund                     1.65%          1.10%           .75%         .5190%
 Core Bond Fund                           1.65%          1.10%           .75%         .5130%
 Balanced Fund                            1.65%          1.10%           .75%         .5120%
 Value Equity Fund                        1.65%          1.10%           .75%         .5067%
 Small Cap Value Equity Fund              1.75%          1.20%           .85%         .6110%
 International Equity Fund                2.15%          1.60%          1.35%         1.002%

MassMutual's management fee for the year ended December 31, 1996 was $20,477,568, of which $1,925,096 was reimbursed to the Funds.

Other

Certain officers and directors of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At December 31, 1996, MassMutual or separate investment accounts thereof owned all of the outstanding shares of the Trust.

4.  Purchases And Sales Of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 1996 were as follows:

                                        Long-term U.S.
                                          Government                 Other Long-term
                                          Securities                   Securities
                                  ---------------------        ----------------------
Purchases
Short-Term Bond Fund              $         102,126,595        $          32,662,257
Core Bond Fund                              168,040,130                  117,409,164
Balanced Fund                                48,825,564                   81,833,743
Value Equity Fund                                    --                  366,428,008
Small Cap Value Equity Fund                          --                  126,866,361
International Equity Fund                            --                  255,790,219

Sales

Short-Term Bond Fund               $          39,099,687        $          14,835,789
Core Bond Fund                               111,228,535                   37,231,689
Balanced Fund                                 39,076,581                   45,001,025
Value Equity Fund                                     --                  281,828,695
Small Cap Value Equity Fund                           --                  107,156,414
International Equity Fund                             --                  161,400,001

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5.     Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares, with no par value, in one or more of four classes of shares: Class 1, Class 2, Class 3 and Class 4. Class 1 and Class 2 shares of each Fund are subject to distribution and service fees. Class 3 shares are not subject to any distribution or service fees. SIA Investors purchase Class 4 shares directly from the Funds and pay no distribution or service fees. Changes in shares outstanding for each Fund are as follows:

                                                      Class 1

                                     Year ended                    Year ended
                                  December 31, 1996             December 31, 1995

                                   Shares         Amount         Shares          Amount
                                  --------       --------       --------        --------
Prime Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                         28          4,288             28           4,178
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                          28       $  4,288             28        $  4,178
                                  ========       ========       ========        ========

Short-Term Bond Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        519          5,285            740           7,530
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         519       $  5,285            740        $  7,530
                                  ========       ========       ========        ========

Core Bond Fund
  Sold                                 429          4,520          4,457          49,156
  Issued as reinvestment
   of dividends                        489          5,156          1,186          12,759
  Redeemed                          (5,250)       (55,534)            --              --
                                  --------       --------       --------        --------
  Net increase (decrease)           (4,332)      $(45,858)         5,643        $ 61,915
                                  ========       ========       ========        ========

Balanced Fund
  Sold                                 931         10,969          4,480          49,577
  Issued as reinvestment
   of dividends                        416          5,173            530           6,084
  Redeemed                          (5,552)       (65,509)           (23)           (260)
                                  --------       --------       --------        --------
  Net increase (decrease)           (4,205)      $(49,367)         4,987        $ 55,401
                                  ========       ========       ========        ========

Value Equity Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        403          5,884            219           2,751
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         403       $  5,884            219        $  2,751
                                  ========       ========       ========        ========

Small Cap Value Equity Fund
  Sold                               4,373         54,090          4,740          49,719
  Issued as reinvestment
   of dividends                        349          4,660            119           1,356
  Redeemed                          (9,150)      (108,036)            --              --
                                  --------       --------       --------        --------
  Net increase (decrease)           (4,428)      $(49,286)         4,859        $ 51,075
                                  ========       ========       ========        ========

International Equity Fund
  Sold                               5,377         55,098          1,610          15,218
  Issued as reinvestment
   of dividends                        100          1,065             93             885
  Redeemed                          (7,009)       (70,119)            --              --
                                  --------       --------       --------        --------
  Net increase (decrease)           (1,532)      $(13,956)         1,703        $ 16,103
                                  ========       ========       ========        ========


                                                           Class 2

                                         Year ended                     Year ended
                                      December 31, 1996              December 31, 1995

                                      Shares          Amount         Shares            Amount
                                     --------        --------       --------          -------
Prime Fund
  Sold                                     --              --             --               --
  Issued as reinvestment
   of dividends                            33           4,922             32            4,746
  Redeemed                                 --              --             --               --
                                     --------        --------       --------          -------
  Net increase                             33        $  4,922             32          $ 4,746
                                     ========        ========       ========          =======

Short-Term Bond Fund
  Sold                                     --              --             --               --
  Issued as reinvestment
   of dividends                           584           5,951            796            8,116
  Redeemed                                 --              --             --               --
                                     --------        --------       --------          -------
  Net increase                            584        $  5,951            796          $ 8,116
                                     ========        ========       ========          =======

Core Bond Fund
  Sold                                     --              --             --               --
  Issued as reinvestment
   of dividends                           562           5,941            861            9,288
  Redeemed                                 --              --             --               --
                                     --------        --------       --------          -------
  Net increase (decrease)                 562        $  5,941            861          $ 9,288
                                     ========        ========       ========          =======

Balanced Fund
  Sold                                     --              --             --               --
  Issued as reinvestment
   of dividends                           484           6,038            401            4,610
  Redeemed                                 --              --             --               --
                                     --------        --------       --------          -------
  Net increase (decrease)                 484        $  6,038            401          $ 4,610
                                     ========        ========       ========          =======

Value Equity Fund
  Sold                                     --              --             --               --
  Issued as reinvestment
   of dividends                           456           6,682            267            3,372
  Redeemed                                 --              --             --               --
                                     --------        --------       --------          -------
  Net increase                            456        $  6,682            267          $ 3,372
                                     ========        ========       ========          =======

Small Cap Value Equity Fund
  Sold                                     --              --             --               --
  Issued as reinvestment
   of dividends                           420           5,622            114            1,300
  Redeemed                                 --              --             --               --
                                     --------        --------       --------          -------
  Net increase (decrease)                 420        $  5,622            114          $ 1,300
                                     ========        ========       ========          =======

International Equity Fund
  Sold                                     --              --             --               --
  Issued as reinvestment
   of dividends                           161           1,742            124            1,191
  Redeemed                                 --              --             --               --
                                     --------        --------       --------          -------
  Net increase (decrease)                 161        $  1,742            124          $ 1,191
                                     ========        ========       ========          =======

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                        Class 3

                                       Year ended                    Year ended
                                    December 31, 1996             December 31, 1995

                                   Shares          Amount         Shares          Amount
                                  --------       --------       --------        --------
Prime Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                         35          5,335             34           5,095
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                          35       $  5,335             34        $  5,095
                                  ========       ========       ========        ========

Short-Term Bond Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        625          6,381            830           8,467
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         625       $  6,381            830        $  8,467
                                  ========       ========       ========        ========

Core Bond Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        604          6,389            894           9,658
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         604       $  6,389            894        $  9,658
                                  ========       ========       ========        ========

Balanced Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        521          6,510            433           4,977
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         521       $  6,510            433        $  4,977
                                  ========       ========       ========        ========

Value Equity Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        492          7,213            299           3,763
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         492       $  7,213            299        $  3,763
                                  ========       ========       ========        ========

Small Cap Value Equity Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        455          6,096            146           1,672
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         455       $  6,096            146        $  1,672
                                  ========       ========       ========        ========

International Equity Fund
  Sold                                  --             --             --              --
  Issued as reinvestment
   of dividends                        186          2,018            149           1,430
  Redeemed                              --             --             --              --
                                  --------       --------       --------        --------
  Net increase                         186       $  2,018            149        $  1,430
                                  ========       ========       ========        ========


                                                          Class 4

                                        Year ended                     Year ended
                                     December 31, 1996              December 31, 1995

                                     Shares          Amount         Shares         Amount
                                    --------        --------       --------       -------
Prime Fund
  Sold                              2,391,584     370,653,176      1,826,450      281,187,060
  Issued as reinvestment
   of dividends                        86,522      13,067,477         84,068       12,693,332
  Redeemed                         (2,445,697)   (378,881,926)    (1,363,706)    (210,583,290)
                                   ----------   -------------     ----------    -------------
  Net increase                         32,409   $   4,838,727        546,812    $  83,297,102
                                   ==========   =============     ==========    =============

Short-Term Bond Fund
  Sold                              6,074,656      62,871,971      5,136,925       53,696,509
  Issued as reinvestment
   of dividends                       808,935       8,206,104        947,825        9,611,215
  Redeemed                         (4,631,745)    (47,999,711)    (4,819,336)     (50,374,106)
                                   ----------   -------------     ----------    -------------
  Net increase                      2,251,846   $  23,078,364      1,265,414    $  12,933,618
                                   ==========   =============     ==========    =============

Core Bond Fund
  Sold                             15,244,478     161,638,362      8,241,236       89,191,723
  Issued as reinvestment
   of dividends                     1,838,613      19,317,124      1,952,750       20,953,505
  Redeemed                         (6,519,179)    (69,250,775)    (6,340,632)     (67,005,587)
                                   ----------   -------------     ----------    -------------
  Net increase                     10,563,912   $ 111,704,711      3,853,354    $  43,139,641
                                   ==========   =============     ==========    =============

Balanced Fund
  Sold                             16,529,257     200,170,935     17,612,664      191,493,187
  Issued as reinvestment
   of dividends                     2,193,746      27,325,515      1,722,693       19,759,099
  Redeemed                        (12,780,860)   (154,960,358)   (14,889,389)    (160,925,764)
                                   ----------   -------------     ----------    -------------
  Net increase                      5,942,143   $  72,536,092      4,445,968    $  50,326,522
                                   ==========   =============     ==========    =============

Value Equity Fund
  Sold                             42,761,147     585,609,490     39,224,457      451,052,424
  Issued as reinvestment
   of dividends                     8,235,214     120,574,407      5,223,526       65,653,544
  Redeemed                        (47,300,940)   (651,246,978)   (34,020,780)    (390,453,417)
                                   ----------   -------------     ----------    -------------
  Net increase                      3,695,421   $  54,936,919     10,427,203    $ 126,252,551
                                   ==========   =============     ==========    =============

Small Cap Value Equity Fund
  Sold                             10,428,037     129,033,258      9,765,741      102,623,894
  Issued as reinvestment
   of dividends                     1,500,824      20,087,217        539,817       $6,159,231
  Redeemed                        (11,168,365)   (140,771,695)    (9,110,662)     (97,354,772)
                                   ----------   -------------     ----------    -------------
  Net increase                        760,496   $   8,348,780      1,194,896    $  11,428,353
                                   ==========   =============     ==========    =============

International Equity Fund
  Sold                             14,964,804     154,912,942     11,931,440      112,672,627
  Issued as reinvestment
   of dividends                       672,906       7,341,306        412,266        3,955,148
  Redeemed                         (6,611,341)    (68,183,726)    (5,487,562)     (51,810,300)
                                   ----------   -------------     ----------    -------------
  Net increase                      9,026,369   $  94,070,522      6,856,144    $  64,817,475
                                   ==========   =============     ==========    =============

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

6.  Foreign Securities

The International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.  Federal Income Tax Information

At December 31, 1996, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                              Federal           Tax Basis            Tax Basis           Net Unrealized
                                             Income Tax         Unrealized           Unrealized           Appreciation
                                               Cost            Appreciation         Depreciation         (Depreciation)
                                         ---------------     ---------------       -------------      -----------------
Prime Fund                             $     260,002,847    $          2,614      $      (10,702)      $         (8,088)
Short-Term Bond Fund                         142,542,031           1,257,932            (240,203)             1,017,729
Core Bond Fund                               348,014,562           6,739,419          (2,019,357)             4,720,062
Balanced Fund                                456,772,419          86,711,748            (616,389)            86,095,359
Value Equity Fund                          1,768,842,158         713,420,243          (1,562,317)           711,857,926
Small Cap Value Equity Fund                  345,263,421         119,498,338          (8,280,372)           111,217,966
International Equity Fund                    309,948,749          59,397,218         (12,108,626)            47,288,592

At December 31, 1996, the following Funds have available, for Federal income tax purposes, unused capital losses:

                                         Amount                            Expiration Date
                              ---------------------------------  -------------------------------------
Prime Fund                                  $     2,082                      December 31, 2003
Prime Fund                                        2,368                      December 31, 2004
Short-Term Bond Fund                            295,197                      December 31, 2004
Core Bond Fund                                1,885,881                      December 31, 2004
International Equity Fund                    11,789,843                      December 31, 2003

8.  Line of Credit

On January 11, 1996, the Trust, on behalf of each Fund, entered into a discretionary line of credit agreement with PNC Bank, N.A. Each Fund may borrow under the line of credit, provided that the Trust's borrowings do not exceed $50,000,000 in the aggregate at any one time. Interest is charged based on outstanding borrowings at the Federal Funds Rate plus .45%. Only the International Equity Fund utilized the line of credit during the year ended December 31, 1996. Average daily borrowings for the year ended December 31, 1996 were $3,517,944 and the average interest rate was 5.77%. The maximum borrowing outstanding during the year ended December 31, 1996 was $9,870,500.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of the MassMutual Institutional Funds:


We have audited the accompanying statements of assets and liabilities of the MassMutual Institutional Funds, comprising, respectively, the Prime, Short-Term Bond, Core Bond, Balanced, Value Equity, Small Cap Value Equity and International Equity Funds, (the "Funds"), including the portfolios of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 3, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the MassMutual Institutional Funds as of December 31, 1996 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and for the period from October 3, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                     /s/ Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 14, 1997

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus or private placement memorandum, if applicable, containing more complete information including fees, risks, and expenses. If used as sales material, this report must be accompanied by a Performance Update for the most recently completed calendar quarter. The figures in this report reflect past results. The investment return and principal value of shares will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original cost. All investments are subject to certain risks. For example, stocks are sensitive to price changes and bonds are affected by interest rate fluctuations. Investors should make investment decisions based on an investment strategy that takes into consideration investment goals, the length of time money can stay invested, and risk tolerance. Portfolio changes should not be considered recommendations for action by individual investors.